UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-00649

Fidelity Puritan Trust

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

 (Address of principal executive offices)       (Zip code)

Margaret Carey, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	July 31

Date of reporting period:	July 31, 2024

Item 1.

Reports to Stockholders

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2024
Fidelity® Low-Priced Stock K6 Fund Fidelity® Low-Priced Stock K6 Fund : FLKSX

This annual shareholder report contains information about Fidelity® Low-Priced Stock K6 Fund for the period August 1, 2023 to July 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-835-5092 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Low-Priced Stock K6 Fund	$ 55	0.50%
What affected the Fund's performance this period?

•U.S. equities gained for the 12 months ending July 31, 2024, driven by resilient corporate profits, a frenzy over generative artificial intelligence and the Federal Reserve's likely pivot to cutting interest rates later this year.
•Against this backdrop, security selection was the primary contributor to the fund's performance versus the Russell 2000® Index for the fiscal year, led by information technology. Security selection in energy also boosted relative performance. Also helping our relative result was positioning in health care.
•The fund's non-benchmark stake in Seagate Technology gained 66% and was the top individual relative contributor. We reduced our holdings in Seagate, but it was still among the top-20 largest holdings as of June 30. A non-benchmark stake in Dell Technologies (+117%) was the fund's second-largest relative contributor. This period we decreased our stake in Dell Technologies. Both of these contributors were non-benchmark positions.
•In contrast, the biggest detractor from performance versus the benchmark was stock selection in consumer staples.
•Not owning Super Micro Computer, a benchmark component that gained 148%, was the fund's largest individual relative detractor. Not owning Microstrategy, a benchmark component that gained about 215%, was a second notable relative detractor. An overweight in Helen of Troy (-58%) also hurt.
•Notable changes in the fund's positioning include higher allocation to financials.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
May 26, 2017 through July 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	Life of Fund A
Fidelity® Low-Priced Stock K6 Fund	18.41%	12.95%	10.99%
Russell 2000® Index	14.25%	8.91%	8.50%
Russell 3000® Index	21.07%	14.23%	13.51%
A   From May 26, 2017

Visit www.401k.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2024)

KEY FACTS
Fund Size	$4,142,177,373
Number of Holdings	674
Total Advisory Fee	$17,777,582
Portfolio Turnover	34%
What did the Fund invest in?
(as of July 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Financials	17.4
Industrials	15.8
Consumer Discretionary	14.3
Information Technology	13.4
Health Care	10.8
Energy	8.0
Consumer Staples	6.9
Materials	5.0
Utilities	1.8
Real Estate	1.4
Communication Services	1.0

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
UnitedHealth Group Inc	1.7
Wells Fargo & Co	1.7
PG&E Corp	1.5
Metro Inc/CN	1.5
Elevance Health Inc	1.2
TotalEnergies SE ADR	1.2
Unum Group	1.2
Reinsurance Group of America Inc	1.2
Universal Health Services Inc Class B	1.1
Cigna Group/The	1.1
13.4

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913549.100    2955-TSRA-0924

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Low-Priced Stock Fund Fidelity® Low-Priced Stock Fund Class K : FLPKX

This annual shareholder report contains information about Fidelity® Low-Priced Stock Fund for the period August 1, 2023 to July 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-835-5092 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class K	$ 90	0.82%
What affected the Fund's performance this period?

•U.S. equities gained for the 12 months ending July 31, 2024, driven by resilient corporate profits, a frenzy over generative artificial intelligence and the Federal Reserve's likely pivot to cutting interest rates later this year.
•Against this backdrop, security selection was the primary contributor to the fund's performance versus the Russell 2000® Index for the fiscal year, led by choices in information technology. Stock picks in energy and financials also boosted the fund's relative performance.
•The fund's stake in Seagate Technology gained 66% and was the top individual relative contributor. Seagate was among the fund's biggest holdings this period. A second notable relative contributor was our position in Dell Technologies (+117%). This period we decreased our stake in Dell. Another notable relative contributor was our stake in Reinsurance Group of America (+64%). The stock was among our biggest holdings at period end. All these contributors were non-benchmark positions.
•In contrast, the biggest detractor from performance versus the benchmark was stock selection in consumer staples, primarily within the consumer staples distribution & retail industry. An underweight in the financials sector, primarily among banks, also hampered the fund's result.
•The fund's largest individual relative detractor this period was avoiding Super Micro Computer, a benchmark component that gained 148%. A second notable relative detractor this period was avoiding benchmark component Microstrategy, which gained about 215%. The fund's overweight position in Helen of Troy (-58%) also hurt.
•Notable changes in positioning include increased exposure to financials.
•On December 31, 2023, Joel Tillinghast stepped down from his portfolio management responsibilities, but will remain at Fidelity as a senior advisor to the Fidelity equity team.

How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
July 31, 2014 through July 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Class K	18.30%	12.83%	9.70%
Russell 2000® Index	14.25%	8.91%	8.72%
Russell 3000® Index	21.07%	14.23%	12.58%

Visit www.401k.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2024)

KEY FACTS
Fund Size	$27,883,182,316
Number of Holdings	677
Total Advisory Fee	$221,357,013
Portfolio Turnover	23%
What did the Fund invest in?
(as of July 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Financials	17.7
Industrials	16.4
Consumer Discretionary	14.7
Information Technology	13.9
Health Care	11.2
Energy	8.3
Consumer Staples	7.2
Materials	5.0
Utilities	1.9
Real Estate	1.5
Communication Services	1.0

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Wells Fargo & Co	1.8
UnitedHealth Group Inc	1.7
PG&E Corp	1.6
Metro Inc/CN	1.6
TotalEnergies SE ADR	1.3
Elevance Health Inc	1.2
Unum Group	1.2
Universal Health Services Inc Class B	1.1
Cigna Group/The	1.1
Reinsurance Group of America Inc	1.1
13.7

How has the Fund changed?

This is a summary of certain changes to the Fund since August 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by September 28, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-835-5092  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023, through February 29, 2024, in anticipation of the transition to a new management fee structure. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913422.100    2095-TSRA-0924

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Low-Priced Stock Fund Fidelity® Low-Priced Stock Fund : FLPSX

This annual shareholder report contains information about Fidelity® Low-Priced Stock Fund for the period August 1, 2023 to July 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-8544 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Low-Priced Stock Fund	$ 99	0.91%
What affected the Fund's performance this period?

•U.S. equities gained for the 12 months ending July 31, 2024, driven by resilient corporate profits, a frenzy over generative artificial intelligence and the Federal Reserve's likely pivot to cutting interest rates later this year.
•Against this backdrop, security selection was the primary contributor to the fund's performance versus the Russell 2000® Index for the fiscal year, led by choices in information technology. Stock picks in energy and financials also boosted the fund's relative performance.
•The fund's stake in Seagate Technology gained 66% and was the top individual relative contributor. Seagate was among the fund's biggest holdings this period. A second notable relative contributor was our position in Dell Technologies (+117%). This period we decreased our stake in Dell. Another notable relative contributor was our stake in Reinsurance Group of America (+64%). The stock was among our biggest holdings at period end. All these contributors were non-benchmark positions.
•In contrast, the biggest detractor from performance versus the benchmark was stock selection in consumer staples, primarily within the consumer staples distribution & retail industry. An underweight in the financials sector, primarily among banks, also hampered the fund's result.
•The fund's largest individual relative detractor this period was avoiding Super Micro Computer, a benchmark component that gained 148%. A second notable relative detractor this period was avoiding benchmark component Microstrategy, which gained about 215%. The fund's overweight position in Helen of Troy (-58%) also hurt.
•Notable changes in positioning include increased exposure to financials.
•On December 31, 2023, Joel Tillinghast stepped down from his portfolio management responsibilities, but will remain at Fidelity as a senior advisor to the Fidelity equity team.

How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
July 31, 2014 through July 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Fidelity® Low-Priced Stock Fund	18.19%	12.74%	9.60%
Russell 2000® Index	14.25%	8.91%	8.72%
Russell 3000® Index	21.07%	14.23%	12.58%

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2024)

KEY FACTS
Fund Size	$27,883,182,316
Number of Holdings	677
Total Advisory Fee	$221,357,013
Portfolio Turnover	23%
What did the Fund invest in?
(as of July 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Financials	17.7
Industrials	16.4
Consumer Discretionary	14.7
Information Technology	13.9
Health Care	11.2
Energy	8.3
Consumer Staples	7.2
Materials	5.0
Utilities	1.9
Real Estate	1.5
Communication Services	1.0

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Wells Fargo & Co	1.8
UnitedHealth Group Inc	1.7
PG&E Corp	1.6
Metro Inc/CN	1.6
TotalEnergies SE ADR	1.3
Elevance Health Inc	1.2
Unum Group	1.2
Universal Health Services Inc Class B	1.1
Cigna Group/The	1.1
Reinsurance Group of America Inc	1.1
13.7

How has the Fund changed?

This is a summary of certain changes to the Fund since August 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by September 28, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-544-8544  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023, through February 29, 2024, in anticipation of the transition to a new management fee structure. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913423.100    316-TSRA-0924

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2024
Fidelity® Value Discovery K6 Fund Fidelity® Value Discovery K6 Fund : FDVKX

This annual shareholder report contains information about Fidelity® Value Discovery K6 Fund for the period August 1, 2023 to July 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-835-5092 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Value Discovery K6 Fund	$ 48	0.45%
What affected the Fund's performance this period?

•U.S. equities gained for the 12 months ending July 31, 2024, driven by resilient corporate profits, a frenzy over generative artificial intelligence and the Federal Reserve's likely pivot to cutting interest rates later this year.
•Against this backdrop, security selection was the foremost detractor from the fund's performance versus the Russell 3000 Value Index for the fiscal year, especially within the consumer staples sector. Subpar picks and an underweight in industrials, primarily within the capital goods industry, also hampered the fund's result. Investment choices among information technology stocks hurt as well.
•The biggest individual relative detractor was an outsized stake in Lamb Weston Holdings (-34%), followed by overweight positions in Kenvue (-11%) and Bristol-Myers Squibb (-20%).
•In contrast, the biggest contributor to performance versus the benchmark was security selection in consumer discretionary, especially consumer services firms. An underweight in real estate, primarily within the equity real estate investment trusts industry, also boosted relative performance. Solid picks and outsized exposure to financials - banks in particular - was another plus.
•The top individual relative contributor was an overweight in H&R Block (+76%). A larger-than-benchmark stake in Constellation Energy (+95%) also was advantageous though the stock was not held at period end. An outsized position in Chubb (+37%) helped as well. The stock was among the fund's largest holdings.
•Notable changes in positioning include higher allocations to the consumer discretionary and industrials sectors.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
May 25, 2017 through July 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	Life of Fund A
Fidelity® Value Discovery K6 Fund	10.25%	10.10%	8.88%
Russell 3000® Value Index	14.80%	9.88%	9.20%
Russell 3000® Index	21.07%	14.23%	13.51%
A   From May 25, 2017

Visit www.401k.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2024)

KEY FACTS
Fund Size	$169,849,561
Number of Holdings	93
Total Advisory Fee	$811,886
Portfolio Turnover	29%
What did the Fund invest in?
(as of July 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Financials	24.6
Health Care	17.0
Industrials	11.9
Consumer Staples	10.2
Energy	8.9
Information Technology	7.1
Utilities	6.5
Communication Services	5.0
Consumer Discretionary	4.5
Materials	2.2
Real Estate	1.1

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Exxon Mobil Corp	4.4
JPMorgan Chase & Co	3.9
Chubb Ltd	3.0
Bank of America Corp	2.9
UnitedHealth Group Inc	2.9
Comcast Corp Class A	2.7
Cigna Group/The	2.7
Travelers Cos Inc/The	2.5
Berkshire Hathaway Inc Class B	2.3
Walt Disney Co/The	2.3
29.6

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913547.100    2943-TSRA-0924

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2024
Fidelity® Series Intrinsic Opportunities Fund Fidelity® Series Intrinsic Opportunities Fund : FDMLX

This annual shareholder report contains information about Fidelity® Series Intrinsic Opportunities Fund for the period August 1, 2023 to July 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-8544.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Series Intrinsic Opportunities Fund	$ 0 A	0.00%B
A Amount represents less than $.50
B Amount represents less than 0.005%

What affected the Fund's performance this period?

•U.S. equities gained for the 12 months ending July 31, 2024, driven by resilient corporate profits, a frenzy over generative artificial intelligence and the Federal Reserve's likely pivot to cutting interest rates later this year.
•Against this backdrop, security selection was the primary contributor to the fund's performance versus the Russell 3000® and Russell 2000® Linked Index for the fiscal year, especially within information technology. Stock picks in industrials and consumer staples also boosted the fund's relative performance.
•The fund's top individual relative contributor was an overweight in Sprouts Farmers Market (+154%). This period we decreased our stake in Sprouts Farmers Market. A non-benchmark stake in Dell Technologies gained 122% and was a second notable relative contributor, and we reduced the fund's holdings in the stock. Another notable relative contributor was our non-benchmark stake in Seagate Technology (+66%). Though we pared the fund's position in Seagate, it was one of our biggest holdings as of June 30.
•In contrast, the biggest detractor from the fund's performance versus the benchmark was stock selection in communication services. Positioning in the consumer discretionary sector also hampered the fund's result.
•Not owning Super Micro Computer, a benchmark component that gained 148%, was the fund's biggest individual relative detractor. A second notable relative detractor was an overweight in Helen of Troy (-58%). An overweight in Adient (-39%) also detracted.
•Notable changes in positioning include increased exposure to the financials sector and a lower allocation to information technology.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
July 31, 2014 through July 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Fidelity® Series Intrinsic Opportunities Fund	20.21%	15.51%	11.51%
Russell 3000® and Russell 2000® Linked Index	14.25%	12.78%	11.87%
Russell 2000® Index	14.25%	8.91%	8.72%
Russell 3000® Index	21.07%	14.23%	12.58%

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2024)

KEY FACTS
Fund Size	$3,035,944,963
Number of Holdings	261
Total Advisory Fee	$0
Portfolio Turnover	21%
What did the Fund invest in?
(as of July 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Financials	20.9
Industrials	18.3
Consumer Discretionary	13.0
Information Technology	11.7
Health Care	10.8
Energy	7.4
Materials	6.7
Consumer Staples	3.9
Real Estate	2.0
Utilities	1.6
Communication Services	1.5

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Wells Fargo & Co	1.8
PG&E Corp	1.6
UnitedHealth Group Inc	1.4
Jones Lang LaSalle Inc	1.2
Reinsurance Group of America Inc	1.1
Centene Corp	1.1
Cigna Group/The	1.1
Seagate Technology Holdings PLC	1.1
Elevance Health Inc	1.1
Diamondback Energy Inc	1.1
12.6

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913517.100    2455-TSRA-0924

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Value Discovery Fund Fidelity® Value Discovery Fund Class K : FVDKX

This annual shareholder report contains information about Fidelity® Value Discovery Fund for the period August 1, 2023 to July 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-835-5092 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class K	$ 54	0.52%
What affected the Fund's performance this period?

•U.S. equities gained for the 12 months ending July 31, 2024, driven by resilient corporate profits, a frenzy over generative artificial intelligence and the Federal Reserve's likely pivot to cutting interest rates later this year.
•Against this backdrop, security selection was the primary detractor from the fund's performance versus the Russell 3000 Value Index for the fiscal year, especially within industrials, where our picks among capital goods stocks hurt most. Subpar investment choices and an overweight in consumer staples also hampered the fund's result. Security selection in information technology was detrimental to performance as well.
•The biggest individual relative detractor was an outsized stake in Lamb Weston Holdings (-33%). Overweight positions in Kenvue (-11%) and Bristol-Myers Squibb (-20%) also hurt.
•In contrast, the biggest contributors to performance versus the benchmark were stock selection and an underweight in consumer discretionary. Comparatively light exposure to the real estate sector, primarily within the equity real estate investment trusts industry, also helped. In addition, favorable picks and an overweight in financials, primarily within the insurance industry, were advantageous.
•The top individual relative contributor was an overweight in H&R Block (+78%). A larger-than-benchmark stake in Constellation Energy (+94%) was another plus. The stock was not held at period end. Outsized exposure to Chubb (+37%) also helped. The stock was one of our biggest holdings.
•Notable changes in positioning include increased exposure to the consumer discretionary and industrials sectors.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
July 31, 2014 through July 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Class K	10.10%	9.94%	8.49%
Russell 3000® Value Index	14.80%	9.88%	8.90%
Russell 3000® Index	21.07%	14.23%	12.58%

Visit www.401k.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2024)

KEY FACTS
Fund Size	$3,130,851,796
Number of Holdings	93
Total Advisory Fee	$15,232,141
Portfolio Turnover	33%
What did the Fund invest in?
(as of July 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Financials	24.8
Health Care	17.0
Industrials	12.1
Consumer Staples	10.2
Energy	8.7
Information Technology	7.0
Utilities	6.4
Communication Services	4.9
Consumer Discretionary	4.6
Materials	2.1
Real Estate	1.1

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Exxon Mobil Corp	4.3
JPMorgan Chase & Co	4.0
Chubb Ltd	3.1
UnitedHealth Group Inc	2.9
Comcast Corp Class A	2.8
Bank of America Corp	2.8
Cigna Group/The	2.7
Travelers Cos Inc/The	2.5
Berkshire Hathaway Inc Class B	2.5
PG&E Corp	2.3
29.9

How has the Fund changed?

This is a summary of certain changes to the Fund since August 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by September 28, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-835-5092  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year.
The variations in class fees are primarily the result of the following changes:
  •Management fee
  •Performance adjustment fee

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023, through February 29, 2024, in anticipation of the transition to a new management fee structure. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913451.100    2103-TSRA-0924

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Value Discovery Fund Fidelity® Value Discovery Fund : FVDFX

This annual shareholder report contains information about Fidelity® Value Discovery Fund for the period August 1, 2023 to July 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-8544 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Value Discovery Fund	$ 67	0.64%
What affected the Fund's performance this period?

•U.S. equities gained for the 12 months ending July 31, 2024, driven by resilient corporate profits, a frenzy over generative artificial intelligence and the Federal Reserve's likely pivot to cutting interest rates later this year.
•Against this backdrop, security selection was the primary detractor from the fund's performance versus the Russell 3000 Value Index for the fiscal year, especially within industrials, where our picks among capital goods stocks hurt most. Subpar investment choices and an overweight in consumer staples also hampered the fund's result. Security selection in information technology was detrimental to performance as well.
•The biggest individual relative detractor was an outsized stake in Lamb Weston Holdings (-33%). Overweight positions in Kenvue (-11%) and Bristol-Myers Squibb (-20%) also hurt.
•In contrast, the biggest contributors to performance versus the benchmark were stock selection and an underweight in consumer discretionary. Comparatively light exposure to the real estate sector, primarily within the equity real estate investment trusts industry, also helped. In addition, favorable picks and an overweight in financials, primarily within the insurance industry, were advantageous.
•The top individual relative contributor was an overweight in H&R Block (+78%). A larger-than-benchmark stake in Constellation Energy (+94%) was another plus. The stock was not held at period end. Outsized exposure to Chubb (+37%) also helped. The stock was one of our biggest holdings.
•Notable changes in positioning include increased exposure to the consumer discretionary and industrials sectors.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
July 31, 2014 through July 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Fidelity® Value Discovery Fund	9.99%	9.83%	8.37%
Russell 3000® Value Index	14.80%	9.88%	8.90%
Russell 3000® Index	21.07%	14.23%	12.58%

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2024)

KEY FACTS
Fund Size	$3,130,851,796
Number of Holdings	93
Total Advisory Fee	$15,232,141
Portfolio Turnover	33%
What did the Fund invest in?
(as of July 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Financials	24.8
Health Care	17.0
Industrials	12.1
Consumer Staples	10.2
Energy	8.7
Information Technology	7.0
Utilities	6.4
Communication Services	4.9
Consumer Discretionary	4.6
Materials	2.1
Real Estate	1.1

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Exxon Mobil Corp	4.3
JPMorgan Chase & Co	4.0
Chubb Ltd	3.1
UnitedHealth Group Inc	2.9
Comcast Corp Class A	2.8
Bank of America Corp	2.8
Cigna Group/The	2.7
Travelers Cos Inc/The	2.5
Berkshire Hathaway Inc Class B	2.5
PG&E Corp	2.3
29.9

How has the Fund changed?

This is a summary of certain changes to the Fund since August 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by September 28, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-544-8544  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year.
The variations in class fees are primarily the result of the following changes:
  •Management fee
  •Performance adjustment fee

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023, through February 29, 2024, in anticipation of the transition to a new management fee structure. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913452.100    832-TSRA-0924

Item 2.

Code of Ethics

As of the end of the period, July 31, 2024, Fidelity Puritan Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Donald F. Donahue is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Donahue is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to Fidelity Series Intrinsic Opportunities Fund, Fidelity Value Discovery Fund and Fidelity Value Discovery K6 Fund (the “Funds”):

Services Billed by Deloitte Entities

July 31, 2024 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Series Intrinsic Opportunities Fund	$54,500	$-	$11,400	$1,400
Fidelity Value Discovery Fund	$38,400	$-	$8,700	$900
Fidelity Value Discovery K6 Fund	$36,700	$-	$9,700	$900

July 31, 2023 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Series Intrinsic Opportunities Fund	$54,800	$-	$10,300	$1,400
Fidelity Value Discovery Fund	$38,400	$-	$10,000	$900
Fidelity Value Discovery K6 Fund	$36,800	$-	$8,200	$900

A Amounts may reflect rounding.

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity Low-Priced Stock Fund and Fidelity Low-Priced Stock K6 Fund (the “Funds”):

Services Billed by PwC

July 31, 2024 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Low-Priced Stock Fund	$69,800	$6,500	$34,200	$2,200
Fidelity Low-Priced Stock K6 Fund	$60,500	$5,500	$16,600	$1,900

July 31, 2023 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Low-Priced Stock Fund	$97,300	$6,200	$92,700	$2,100
Fidelity Low-Priced Stock K6 Fund	$83,100	$5,400	$12,800	$1,800

A Amounts may reflect rounding.

The following table(s) present(s) fees billed by Deloitte Entities and PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Fidelity Management & Research Company LLC ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by Deloitte Entities

	July 31, 2024A	July 31, 2023A
Audit-Related Fees	$200,000	$80,000
Tax Fees	$-	$-
All Other Fees	$1,929,500	$-

A Amounts may reflect rounding.

Services Billed by PwC

	July 31, 2024A	July 31, 2023A
Audit-Related Fees	$9,437,800	$8,699,200
Tax Fees	$61,000	$1,000
All Other Fees	$35,000	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities and PwC for services rendered to the Fund(s), FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	July 31, 2024A	July 31, 2023A
Deloitte Entities	$4,981,500	$3,329,700
PwC	$15,075,300	$14,274,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities and PwC to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities and PwC in its(their) audit of the Fund(s), taking into account representations from Deloitte Entities and PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

The Registrant has not retained, for the preparation of the audit report on the financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board (the “PCAOB”) has determined that the PCAOB is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction.

The Registrant is not a “foreign issuer,” as defined in 17 CFR 240.3b-4.

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable.

Item 7.

Financial Statements and Financial Highlights for Open-End Management Investment Companies

Fidelity® Value Discovery Fund

Annual Report
July 31, 2024
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2024 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® Value Discovery Fund
Schedule of Investments July 31, 2024
Showing Percentage of Net Assets
Common Stocks - 97.7%
	Shares	Value ($)
COMMUNICATION SERVICES - 4.9%
Entertainment - 2.2%
The Walt Disney Co.	725,600	67,981,464
Media - 2.7%
Comcast Corp. Class A	2,095,930	86,499,031
TOTAL COMMUNICATION SERVICES		154,480,495
CONSUMER DISCRETIONARY - 4.6%
Diversified Consumer Services - 1.8%
H&R Block, Inc.	987,062	57,190,372
Household Durables - 0.3%
Berkeley Group Holdings PLC	123,800	8,081,962
Specialty Retail - 2.2%
Lowe's Companies, Inc.	118,100	28,994,731
Murphy U.S.A., Inc.	21,400	10,805,288
Ross Stores, Inc.	211,740	30,327,520
		70,127,539
Textiles, Apparel & Luxury Goods - 0.3%
Tapestry, Inc.	203,600	8,162,324
TOTAL CONSUMER DISCRETIONARY		143,562,197
CONSUMER STAPLES - 10.2%
Beverages - 3.6%
Coca-Cola Europacific Partners PLC	286,039	21,101,097
Diageo PLC	564,300	17,558,186
Keurig Dr. Pepper, Inc.	1,049,300	35,970,004
The Coca-Cola Co.	590,400	39,403,296
		114,032,583
Consumer Staples Distribution & Retail - 1.9%
Alimentation Couche-Tard, Inc. (multi-vtg.)	159,500	9,832,358
BJ's Wholesale Club Holdings, Inc. (a)	238,100	20,943,276
U.S. Foods Holding Corp. (a)	496,460	27,002,459
		57,778,093
Food Products - 1.3%
Mondelez International, Inc.	271,561	18,561,194
Tyson Foods, Inc. Class A	358,929	21,858,776
		40,419,970
Household Products - 1.0%
Procter & Gamble Co.	202,034	32,478,986
Personal Care Products - 2.4%
Haleon PLC	5,628,200	25,244,745
Kenvue, Inc.	2,718,004	50,255,894
		75,500,639
TOTAL CONSUMER STAPLES		320,210,271
ENERGY - 8.8%
Oil, Gas & Consumable Fuels - 8.8%
Antero Resources Corp. (a)	563,496	16,352,654
Equinor ASA sponsored ADR	861,188	22,873,153
Exxon Mobil Corp.	1,136,141	134,734,962
Occidental Petroleum Corp.	350,101	21,293,143
Ovintiv, Inc.	394,351	18,313,660
Parex Resources, Inc. (b)	1,191,808	17,877,336
Parkland Corp.	140,900	3,952,527
Shell PLC ADR	529,400	38,762,668
		274,160,103
FINANCIALS - 24.7%
Banks - 12.1%
Bank of America Corp.	2,132,990	85,980,827
Cullen/Frost Bankers, Inc.	63,891	7,479,080
JPMorgan Chase & Co.	579,670	123,353,776
M&T Bank Corp.	168,077	28,937,817
PNC Financial Services Group, Inc.	211,096	38,229,486
U.S. Bancorp	586,400	26,317,632
Wells Fargo & Co.	1,134,289	67,308,709
		377,607,327
Capital Markets - 2.7%
BlackRock, Inc.	64,683	56,694,650
Northern Trust Corp.	328,324	29,105,923
		85,800,573
Financial Services - 3.2%
Apollo Global Management, Inc.	186,200	23,332,722
Berkshire Hathaway, Inc. Class B (a)	178,492	78,268,742
		101,601,464
Insurance - 6.7%
Chubb Ltd.	343,946	94,812,154
The Travelers Companies, Inc.	366,406	79,304,915
Willis Towers Watson PLC	123,999	35,002,438
		209,119,507
TOTAL FINANCIALS		774,128,871
HEALTH CARE - 17.0%
Health Care Providers & Services - 10.3%
Centene Corp. (a)	849,690	65,358,155
Cigna Group	238,191	83,050,056
CVS Health Corp.	626,200	37,778,646
Elevance Health, Inc.	80,077	42,603,366
UnitedHealth Group, Inc.	159,520	91,909,043
		320,699,266
Pharmaceuticals - 6.7%
AstraZeneca PLC sponsored ADR	727,814	57,606,478
Bristol-Myers Squibb Co.	1,002,685	47,687,699
Johnson & Johnson	315,808	49,850,293
Roche Holding AG (participation certificate)	73,314	23,736,112
Sanofi SA sponsored ADR	610,351	31,622,285
		210,502,867
TOTAL HEALTH CARE		531,202,133
INDUSTRIALS - 12.0%
Aerospace & Defense - 3.6%
Airbus Group NV	114,404	17,312,384
L3Harris Technologies, Inc.	73,626	16,705,003
Lockheed Martin Corp.	59,685	32,344,495
Northrop Grumman Corp.	77,064	37,323,636
The Boeing Co. (a)	42,700	8,138,620
		111,824,138
Air Freight & Logistics - 1.5%
C.H. Robinson Worldwide, Inc.	50,900	4,532,645
DHL Group	329,395	14,692,842
FedEx Corp.	86,700	26,205,075
		45,430,562
Building Products - 0.6%
Johnson Controls International PLC	268,300	19,194,182
Electrical Equipment - 0.9%
GE Vernova LLC	31,500	5,614,560
Regal Rexnord Corp.	120,806	19,411,108
Vestas Wind Systems A/S (a)	165,300	4,090,687
		29,116,355
Industrial Conglomerates - 1.4%
Siemens AG	242,377	44,378,528
Machinery - 3.0%
Allison Transmission Holdings, Inc.	54,400	4,819,296
Cummins, Inc.	24,500	7,149,100
Deere & Co.	142,300	52,932,754
Oshkosh Corp.	26,090	2,834,679
Pentair PLC	311,055	27,332,403
		95,068,232
Professional Services - 1.0%
Genpact Ltd.	330,600	11,461,902
Maximus, Inc.	212,011	19,693,702
		31,155,604
TOTAL INDUSTRIALS		376,167,601
INFORMATION TECHNOLOGY - 5.9%
Communications Equipment - 1.9%
Cisco Systems, Inc.	1,271,156	61,587,508
IT Services - 2.4%
Amdocs Ltd.	416,604	36,440,352
Capgemini SA	112,236	22,281,482
Cognizant Technology Solutions Corp. Class A	206,715	15,644,191
		74,366,025
Software - 1.6%
Gen Digital, Inc.	1,587,082	41,248,261
Open Text Corp.	251,218	7,920,904
		49,169,165
TOTAL INFORMATION TECHNOLOGY		185,122,698
MATERIALS - 2.1%
Chemicals - 1.5%
CF Industries Holdings, Inc.	330,900	25,277,451
Nutrien Ltd.	429,600	21,995,520
		47,272,971
Containers & Packaging - 0.6%
Crown Holdings, Inc.	221,000	19,602,700
TOTAL MATERIALS		66,875,671
REAL ESTATE - 1.1%
Equity Real Estate Investment Trusts (REITs) - 1.1%
Crown Castle, Inc.	201,500	22,181,120
Simon Property Group, Inc.	78,100	11,983,664
		34,164,784
UTILITIES - 6.4%
Electric Utilities - 4.4%
Edison International	520,933	41,679,849
NextEra Energy, Inc.	231,781	17,705,751
PG&E Corp.	3,840,903	70,096,480
Southern Co.	109,246	9,124,226
		138,606,306
Independent Power and Renewable Electricity Producers - 0.4%
The AES Corp.	759,431	13,510,277
Multi-Utilities - 1.6%
National Grid PLC	2,257,466	28,643,134
Sempra	244,800	19,598,688
		48,241,822
TOTAL UTILITIES		200,358,405
TOTAL COMMON STOCKS (Cost $2,362,009,546)		3,060,433,229

Nonconvertible Preferred Stocks - 1.2%
	Shares	Value ($)
INFORMATION TECHNOLOGY - 1.2%
Technology Hardware, Storage & Peripherals - 1.2%
Samsung Electronics Co. Ltd. (Cost $31,159,294)	762,920	36,146,787

Money Market Funds - 1.5%
	Shares	Value ($)
Fidelity Cash Central Fund 5.39% (c)	45,145,529	45,154,558
Fidelity Securities Lending Cash Central Fund 5.39% (c)(d)	1,859,814	1,860,000
TOTAL MONEY MARKET FUNDS (Cost $47,014,558)		47,014,558

TOTAL INVESTMENT IN SECURITIES - 100.4% (Cost $2,440,183,398)	3,143,594,574
NET OTHER ASSETS (LIABILITIES) - (0.4)%	(12,742,778)
NET ASSETS - 100.0%	3,130,851,796

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(d)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.39%	43,166,966	573,116,182	571,128,732	2,793,277	142	-	45,154,558	0.1%
Fidelity Securities Lending Cash Central Fund 5.39%	21,052,883	118,639,986	137,832,869	314,797	-	-	1,860,000	0.0%
Total	64,219,849	691,756,168	708,961,601	3,108,074	142	-	47,014,558

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.
Investment Valuation

The following is a summary of the inputs used, as of July 31, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	154,480,495	154,480,495	-	-
Consumer Discretionary	143,562,197	135,480,235	8,081,962	-
Consumer Staples	320,210,271	277,407,340	42,802,931	-
Energy	274,160,103	274,160,103	-	-
Financials	774,128,871	774,128,871	-	-
Health Care	531,202,133	507,466,021	23,736,112	-
Industrials	376,167,601	295,693,160	80,474,441	-
Information Technology	221,269,485	198,988,003	22,281,482	-
Materials	66,875,671	66,875,671	-	-
Real Estate	34,164,784	34,164,784	-	-
Utilities	200,358,405	171,715,271	28,643,134	-

Money Market Funds	47,014,558	47,014,558	-	-
Total Investments in Securities:	3,143,594,574	2,937,574,512	206,020,062	-
Financial Statements
Statement of Assets and Liabilities
As of July 31, 2024
Assets
Investment in securities, at value (including securities loaned of $1,798,979) - See accompanying schedule:
Unaffiliated issuers (cost $2,393,168,840)	$3,096,580,016
Fidelity Central Funds (cost $47,014,558)	47,014,558

Total Investment in Securities (cost $2,440,183,398)		$3,143,594,574
Foreign currency held at value (cost $557,343)		555,061
Receivable for fund shares sold		2,941,489
Dividends receivable		2,154,855
Reclaims receivable		2,049,011
Distributions receivable from Fidelity Central Funds		149,384
Prepaid expenses		519
Other receivables		6,421
Total assets		3,151,451,314
Liabilities
Payable for investments purchased	$15,994,363
Payable for fund shares redeemed	1,262,966
Accrued management fee	1,338,704
Other payables and accrued expenses	143,485
Collateral on securities loaned	1,860,000
Total liabilities		20,599,518
Net Assets		$3,130,851,796
Net Assets consist of:
Paid in capital		$2,309,945,266
Total accumulated earnings (loss)		820,906,530
Net Assets		$3,130,851,796

Net Asset Value and Maximum Offering Price
Value Discovery :
Net Asset Value, offering price and redemption price per share ($3,065,869,570 ÷ 80,617,959 shares)		$38.03
Class K :
Net Asset Value, offering price and redemption price per share ($64,982,226 ÷ 1,706,893 shares)		$38.07
Statement of Operations
Year ended July 31, 2024
Investment Income
Dividends		$68,172,666
Interest		434
Income from Fidelity Central Funds (including $314,797 from security lending)		3,108,074
Total income		71,281,174
Expenses
Management fee
Basic fee	$16,383,015
Performance adjustment	(972,405)
Transfer agent fees	2,213,429
Accounting fees	422,471
Custodian fees and expenses	63,950
Independent trustees' fees and expenses	13,935
Registration fees	95,179
Audit fees	63,271
Legal	6,140
Miscellaneous	91,595
Total expenses before reductions	18,380,580
Expense reductions	(181,737)
Total expenses after reductions		18,198,843
Net Investment income (loss)		53,082,331
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	122,161,302
Fidelity Central Funds	142
Foreign currency transactions	5,502
Total net realized gain (loss)		122,166,946
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	104,281,776
Assets and liabilities in foreign currencies	(55,554)
Total change in net unrealized appreciation (depreciation)		104,226,222
Net gain (loss)		226,393,168
Net increase (decrease) in net assets resulting from operations		$279,475,499
Statement of Changes in Net Assets

	Year ended July 31, 2024	Year ended July 31, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$53,082,331	$39,500,806
Net realized gain (loss)	122,166,946	105,614,232
Change in net unrealized appreciation (depreciation)	104,226,222	15,435,014
Net increase (decrease) in net assets resulting from operations	279,475,499	160,550,052
Distributions to shareholders	(147,607,805)	(133,719,223)

Share transactions - net increase (decrease)	69,875,667	(52,772,440)
Total increase (decrease) in net assets	201,743,361	(25,941,611)

Net Assets
Beginning of period	2,929,108,435	2,955,050,046
End of period	$3,130,851,796	$2,929,108,435

Financial Highlights
Fidelity® Value Discovery Fund

Years ended July 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$36.46	$36.10	$37.95	$26.99	$28.85
Income from Investment Operations
Net investment income (loss) A,B	.66	.48	.45	.40	.57 C
Net realized and unrealized gain (loss)	2.74	1.53	(.48)	10.98	(1.53)
Total from investment operations	3.40	2.01	(.03)	11.38	(.96)
Distributions from net investment income	(.58)	(.44)	(.43)	(.42)	(.52)
Distributions from net realized gain	(1.26)	(1.21)	(1.40)	-	(.38)
Total distributions	(1.83) D	(1.65)	(1.82) D	(.42)	(.90)
Net asset value, end of period	$38.03	$36.46	$36.10	$37.95	$26.99
Total Return E	9.99%	5.83%	(.21)%	42.65%	(3.54)%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.64%	.84%	.80%	.75%	.66%
Expenses net of fee waivers, if any	.64%	.83%	.80%	.75%	.66%
Expenses net of all reductions	.64%	.83%	.80%	.74%	.64%
Net investment income (loss)	1.85%	1.37%	1.20%	1.21%	2.07% C
Supplemental Data
Net assets, end of period (000 omitted)	$3,065,870	$2,911,436	$2,895,400	$3,192,073	$1,788,146
Portfolio turnover rate H	33%	24% I	34% I	36%	70% I

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.09 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.74%.
DTotal distributions per share do not sum due to rounding.
ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
IPortfolio turnover rate excludes securities received or delivered in-kind.
Fidelity® Value Discovery Fund Class K

Years ended July 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$36.49	$36.13	$37.98	$27.01	$28.86
Income from Investment Operations
Net investment income (loss) A,B	.70	.51	.49	.44	.60 C
Net realized and unrealized gain (loss)	2.74	1.54	(.48)	10.97	(1.52)
Total from investment operations	3.44	2.05	.01	11.41	(.92)
Distributions from net investment income	(.60)	(.47)	(.46)	(.44)	(.55)
Distributions from net realized gain	(1.26)	(1.21)	(1.40)	-	(.38)
Total distributions	(1.86)	(1.69) D	(1.86)	(.44)	(.93)
Net asset value, end of period	$38.07	$36.49	$36.13	$37.98	$27.01
Total Return E	10.10%	5.92%	(.12)%	42.76%	(3.40)%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.52%	.75%	.70%	.65%	.56%
Expenses net of fee waivers, if any	.52%	.74%	.70%	.65%	.56%
Expenses net of all reductions	.52%	.74%	.70%	.65%	.54%
Net investment income (loss)	1.97%	1.47%	1.30%	1.30%	2.17% C
Supplemental Data
Net assets, end of period (000 omitted)	$64,982	$17,672	$59,650	$87,856	$37,275
Portfolio turnover rate H	33%	24% I	34% I	36%	70% I

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.09 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.84%.
DTotal distributions per share do not sum due to rounding.
ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
IPortfolio turnover rate excludes securities received or delivered in-kind.
Notes to Financial Statements

For the period ended July 31, 2024

1. Organization.
Fidelity Value Discovery Fund (the Fund) is a fund of Fidelity Puritan Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Value Discovery and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2024 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in reclaims receivable. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. The Fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union (EU) countries. These additional filings are subject to various administrative proceedings by the local jurisdictions' tax authorities within the EU, as well as a number of related judicial proceedings. Income recognized for EU reclaims is included with other reclaims in the Statement of Operations in foreign taxes withheld.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds (ETFs). Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund (ETF). Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2024, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$763,306,343
Gross unrealized depreciation	(64,876,511)
Net unrealized appreciation (depreciation)	$698,429,832
Tax Cost	$2,445,164,742

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$31,470,560
Undistributed long-term capital gain	$90,993,801
Net unrealized appreciation (depreciation) on securities and other investments	$698,442,169

The tax character of distributions paid was as follows:

	July 31, 2024	July 31, 2023
Ordinary Income	$46,367,591	$ 35,995,440
Long-term Capital Gains	101,240,214	97,723,783
Total	$147,607,805	$ 133,719,223

4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Value Discovery Fund	977,923,818	927,384,619

Prior Fiscal Year Unaffiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below; along with realized gain or loss on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss ($)	Total Proceeds ($)
Fidelity Value Discovery Fund	928,278	8,848,380	30,615,682

5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee.

Effective March 1, 2024, the Fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (Transfer Agent and Accounting agreements). The amended contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The investment adviser or an affiliate pays certain expenses of managing and operating the Fund out of each class's management fee. Each class of the Fund pays a management fee to the investment adviser. The management fee is calculated and paid to the investment adviser every month. The management fee is determined by calculating a basic fee and then applying a performance adjustment. When determining a class's basic fee, a mandate rate is calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. A discount rate is subtracted from the mandate rate once the Fund's monthly average net assets reach a certain level. The mandate rate and discount rate may vary by class. The annual basic fee rate for a class of shares of the Fund is the lesser of (1) the class's mandate rate reduced by the class's discount rate (if applicable) or (2) the amount set forth in the following table.

Maximum Management Fee Rate %
Value Discovery	.65
Class K	.56

One-twelfth of the basic fee rate for a class is applied to the average net assets of the class for the month, giving a dollar amount which is the basic fee for the class for that month. A different management fee rate may be applicable to each class of the Fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the Fund's assets, which do not vary by class. For the portion of the reporting period on or after March 1, 2024, the total annualized management fee rates were as follows:

Total Management Fee Rate %
Value Discovery	.64
Class K	.56

Prior to March 1, 2024, the management fee was the sum of an individual fund fee rate that was based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .22% during the period. The group fee rate was based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreased as assets under management increased and increased as assets under management decreased. For the portion of the reporting period prior to March 1, 2024, the total annualized management fee rate was .52%.

The performance adjustment rate is calculated monthly by comparing over the performance period the Fund's performance to that of the performance adjustment index listed below.

Performance Adjustment Index
Fidelity Value Discovery Fund	Russell 3000 Value Index

For the purposes of calculating the performance adjustment for the Fund, the Fund's investment performance is based on the performance of Fidelity Value Discovery Fund. To the extent that other classes of the Fund have higher expenses, this could result in those classes bearing a larger positive performance adjustment and smaller negative performance adjustment than would be the case if each class's own performance were considered. The performance period is the most recent 36 month period. The maximum annualized performance adjustment rate is ±.20% of the Fund's average net assets over the performance period. The performance adjustment rate is divided by twelve and multiplied by the Fund's average net assets over the performance period, and the resulting dollar amount is proportionately added to or subtracted from a class's basic fee. For the entire reporting period, the total annual performance adjustment was (.03) %.

Effective March 1, 2024, the Fund's sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited were amended to provide that the investment adviser pays each sub-adviser monthly fees equal to 110% of the sub-adviser's costs for providing sub-advisory services.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. Effective March 1, 2024, the Fund's management contract was amended to incorporate transfer agent services and associated fees previously covered under a separate services agreement. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

During the period December 1, 2023 through February 29, 2024, the transfer agent fees for each class were a fixed annual rate of class-level average net assets as follows:

% of Class-Level Average Net Assets
Value Discovery	.1362
Class K	.0420

Prior to December 1, 2023, FIIOC received account fees and asset-based fees that varied according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class K. FIIOC received an asset-based fee of Class K's average net assets. For the portion of the reporting period prior to March 1, 2024, the fees were equivalent to the following annualized rates:

	Amount ($)	% of Class-Level Average Net Assets
Value Discovery	2,209,301.14
Class K	4,128.04
	2,213,429

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. Effective March 1, 2024, the Fund's management contract was amended to incorporate accounting services and associated fees previously covered under a separate services agreement.

During the period December 1, 2023 through February 29, 2024, the accounting fees were a fixed annual rate of average net assets as follows:

% of Average Net Assets
Fidelity Value Discovery Fund	.0259

Prior to December 1, 2023, the accounting fee was based on the level of average net assets for each month. For the portion of the reporting period prior to March 1, 2024, the fees were equivalent to the following annualized rates:

% of Average Net Assets
Fidelity Value Discovery Fund	.03

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
Fidelity Value Discovery Fund	11,292

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss)($)
Fidelity Value Discovery Fund	79,332,972	88,963,633	4,491,618

6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount ($)
Fidelity Value Discovery Fund	4,796
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)
Fidelity Value Discovery Fund	27,161	-	-

8. Expense Reductions.
Through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $3,268.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $178,469.
9. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended July 31, 2024	Year ended July 31, 2023
Fidelity Value Discovery Fund
Distributions to shareholders
Value Discovery	$146,729,501	$131,037,906
Class K	878,304	2,681,317
Total	$147,607,805	$133,719,223
10. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended July 31, 2024	Year ended July 31, 2023	Year ended July 31, 2024	Year ended July 31, 2023
Fidelity Value Discovery Fund
Value Discovery
Shares sold	21,038,331	18,888,345	$741,432,712	$639,957,332
Reinvestment of distributions	2,752,672	2,461,661	93,601,712	85,499,522
Shares redeemed	(23,025,819)	(21,696,074)	(809,705,432)	(739,316,686)
Net increase (decrease)	765,184	(346,068)	$25,328,992	$(13,859,832)
Class K
Shares sold	1,357,602	291,506	$49,421,718	$10,198,809
Reinvestment of distributions	25,815	77,184	878,304	2,681,317
Shares redeemed	(160,797)	(1,535,242)	(5,753,347)	(51,792,734)
Net increase (decrease)	1,222,620	(1,166,552)	$44,546,675	$(38,912,608)
11. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
12. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Puritan Trust and the Shareholders of Fidelity Value Discovery Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity Value Discovery Fund (the "Fund"), a fund of Fidelity Puritan Trust, including the schedule of investments, as of July 31, 2024, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2024, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
September 16, 2024
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Distributions
 (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2024, $123,473,399, or, if subsequently determined to be different, the net capital gain of such year.

Value Discovery and Class K designate 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Value Discovery and Class K designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2025 of amounts for use in preparing 2024 income tax returns.

Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
A special meeting of shareholders was held on July 16, 2024. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

Proposal 1
To elect a Board of Trustees.
	# of Votes	% of Votes
Bettina Doulton
Affirmative	65,110,731,692.91	94.24
Withheld	3,977,061,305.33	5.76
TOTAL	69,087,792,998.24	100.00
Robert A. Lawrence
Affirmative	64,862,479,525.74	93.88
Withheld	4,225,313,472.50	6.12
TOTAL	69,087,792,998.24	100.00
Vijay C. Advani
Affirmative	64,817,783,404.76	93.82
Withheld	4,270,009,593.49	6.18
TOTAL	69,087,792,998.24	100.00
Thomas P. Bostick
Affirmative	64,886,989,933.75	93.92
Withheld	4,200,803,064.49	6.08
TOTAL	69,087,792,998.24	100.00
Donald F. Donahue
Affirmative	64,848,204,109.00	93.86
Withheld	4,239,588,889.24	6.14
TOTAL	69,087,792,998.24	100.00
Vicki L. Fuller
Affirmative	64,995,466,255.60	94.08
Withheld	4,092,326,742.65	5.92
TOTAL	69,087,792,998.24	100.00
Patricia L. Kampling
Affirmative	65,085,124,704.84	94.21
Withheld	4,002,668,293.40	5.79
TOTAL	69,087,792,998.24	100.00
Thomas A. Kennedy
Affirmative	64,964,358,187.70	94.03
Withheld	4,123,434,810.54	5.97
TOTAL	69,087,792,998.24	100.00
Oscar Munoz
Affirmative	64,740,772,159.72	93.71
Withheld	4,347,020,838.53	6.29
TOTAL	69,087,792,998.24	100.00
Karen B. Peetz
Affirmative	64,944,559,251.25	94.00
Withheld	4,143,233,746.99	6.00
TOTAL	69,087,792,998.24	100.00
David M. Thomas
Affirmative	64,792,568,989.40	93.78
Withheld	4,295,224,008.84	6.22
TOTAL	69,087,792,998.24	100.00
Susan Tomasky
Affirmative	64,843,909,948.98	93.86
Withheld	4,243,883,049.26	6.14
TOTAL	69,087,792,998.24	100.00
Michael E. Wiley
Affirmative	64,839,438,084.90	93.85
Withheld	4,248,354,913.34	6.15
TOTAL	69,087,792,998.24	100.00

Proposal 1 reflects trust-wide proposal and voting results.

Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
Note: This information is disclosed as part of the financial statements for each Fund as part of Item 7: Financial Statements and Financial Highlights for Open-End Management Investment companies.

Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
Board Approval of Investment Advisory Contracts and Management Fees
Fidelity Value Discovery Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Trustees), requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its May 2024 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and the total expense ratio of a representative class (the retail class, which was selected because it was the largest class); (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that the fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the fund, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, shareholder, transfer agency, and pricing and bookkeeping services performed by the Investment Advisers and their affiliates under the Advisory Contracts; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending under a separate agreement.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year, relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also considered information about performance attribution. In its ongoing evaluation of fund investment performance, the Board gives particular attention to information indicating changes in performance of the funds over different time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance. The fund underperformed its benchmark and peers for the one- and three-year periods ended February 29, 2024, and as a result, the Board continues to engage in discussions with FMR about the steps it is taking to address the fund's performance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. The Board considered that, effective March 1, 2024, an amended Advisory Contract with FMR went into effect with class-level management fees based on tiered schedules and subject to a maximum class-level rate (the management fee). The Board also considered that in exchange for the variable management fee, each class of the fund receives investment advisory, management, administrative, transfer agent, and pricing and bookkeeping services. In its review of the management fee and total expense ratio of the retail class, the Board considered a pro forma management fee rate for the retail class as if it had been in effect for the 12-month period ended September 30, 2023, as well as other third-party fund expenses, as applicable, such as custodial, legal, and audit fees. The Board noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. The Board also considered information about the impact of the fund's performance adjustment.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "mapped groups") that were compiled by Fidelity based on combining similar investment objective categories (as classified by Morningstar) that have comparable investment mandates. The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps and without taking into account the fund's performance adjustment) relative to the total universe of funds within the mapped group; (ii) gross management fee comparisons relative to a subset of non-Fidelity funds in the mapped group that are similar in size and management fee structure to the fund (referred to as the "asset size peer group"); (iii) total expense comparisons of the retail class of the fund relative to funds and classes in the mapped group that have a similar sales load structure to the retail class of the fund (referred to as the "similar sales load structure group"); and (iv) total expense comparisons of the retail class of the fund relative to funds and classes in the similar sales load structure group that are similar in size and management fee structure to the fund (referred to as the "total expense asset size peer group"). The total expense asset size peer group comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.
The information provided to the Board indicated that the fund's management fee rate ranked below the competitive median of the mapped group for the 12-month period ended September 30, 2023 and above the competitive median of the asset size peer group for the 12-month period ended September 30, 2023. Further, the information provided to the Board indicated that the total expense ratio of the retail class of the fund ranked below the competitive median of the similar sales load structure group for the 12-month period ended September 30, 2023 and below the competitive median of the total expense asset size peer group for the 12-month period ended September 30, 2023. The Board considered that Fidelity believes that management fee comparisons are particularly unhelpful in the context of this fund and that total expense comparisons are more useful. The Board noted that the total expense ratio of the representative class ranked below the competitive median.
The Board noted that a different variable management fee rate is applicable to each class of the fund. The Board considered that the difference in management fee rates between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses and not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund's assets, which do not vary by class.
The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period (a rolling 36-month period) exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior long-term performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.
In connection with its consideration of the fund's performance adjustment, the Board noted that the performance of the retail class is used for purposes of determining the performance adjustment. The Board noted that to the extent the performance adjustment was based on the performance of a share class with higher total annual operating expenses, the fund would be subject to a smaller positive and larger negative performance adjustment. The Board considered the appropriateness of the use of the retail class as the basis for the performance adjustment. The Board noted that the retail class is typically the largest class (reflecting the actual investment experience for the plurality of shareholders), employs a standard expense structure, and does not include fund-paid 12b-1 fees, which Fidelity believes makes it a more appropriate measurement of Fidelity's investment skill.
Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review, the Board concluded that the fund's management fee, including the use of the retail class as the basis for the performance adjustment, is fair and reasonable in light of the services that the fund receives and the other factors considered. Further, based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.
The Board recognized that the fund's management contract incorporates a variable management fee structure, which provides breakpoints as a way to share, in part, any potential economies of scale that may exist at the asset class level and through a discount that considers both fund size and total assets of the four applicable asset classes. The Board considered that the variable management fee is designed to deliver the benefits of economies of scale to fund shareholders even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all funds subject to the variable management fee, and all such funds benefit if those costs can be allocated among more assets. The Board concluded that, given the variable management fee structure, fund shareholders will benefit from lower management fees due to the application of the breakpoints and discount factor, regardless of whether Fidelity achieves any such economies of scale.
The Board concluded, taking into account the analysis of the committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including but not limited to: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) the operation of performance fees and the rationale for implementing performance fees on certain categories of funds but not others; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) the variable management fee implemented for certain funds effective March 1, 2024; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through May 31, 2025.

1.788864.121
FVD-ANN-0924
Fidelity® Value Discovery K6 Fund

Annual Report
July 31, 2024
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2024 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® Value Discovery K6 Fund
Schedule of Investments July 31, 2024
Showing Percentage of Net Assets
Common Stocks - 98.1%
	Shares	Value ($)
COMMUNICATION SERVICES - 5.0%
Entertainment - 2.3%
The Walt Disney Co.	41,166	3,856,843
Media - 2.7%
Comcast Corp. Class A	112,358	4,637,015
TOTAL COMMUNICATION SERVICES		8,493,858
CONSUMER DISCRETIONARY - 4.6%
Diversified Consumer Services - 1.8%
H&R Block, Inc.	54,755	3,172,505
Household Durables - 0.3%
Berkeley Group Holdings PLC	7,500	489,618
Specialty Retail - 2.2%
Lowe's Companies, Inc.	6,119	1,502,276
Murphy U.S.A., Inc.	1,123	567,025
Ross Stores, Inc.	11,458	1,641,129
		3,710,430
Textiles, Apparel & Luxury Goods - 0.3%
Tapestry, Inc.	11,829	474,225
TOTAL CONSUMER DISCRETIONARY		7,846,778
CONSUMER STAPLES - 10.3%
Beverages - 3.6%
Coca-Cola Europacific Partners PLC	15,782	1,164,238
Diageo PLC	32,396	1,008,001
Keurig Dr. Pepper, Inc.	53,567	1,836,277
The Coca-Cola Co.	31,466	2,100,041
		6,108,557
Consumer Staples Distribution & Retail - 1.9%
Alimentation Couche-Tard, Inc. (multi-vtg.)	8,887	547,838
BJ's Wholesale Club Holdings, Inc. (a)	13,061	1,148,846
U.S. Foods Holding Corp. (a)	27,730	1,508,235
		3,204,919
Food Products - 1.3%
Mondelez International, Inc.	15,101	1,032,153
Tyson Foods, Inc. Class A	18,948	1,153,933
		2,186,086
Household Products - 1.1%
Procter & Gamble Co.	10,990	1,766,752
Personal Care Products - 2.4%
Haleon PLC	307,039	1,377,194
Kenvue, Inc.	149,614	2,766,363
		4,143,557
TOTAL CONSUMER STAPLES		17,409,871
ENERGY - 8.8%
Oil, Gas & Consumable Fuels - 8.8%
Antero Resources Corp. (a)	30,078	872,864
Equinor ASA sponsored ADR	44,737	1,188,215
Exxon Mobil Corp.	62,078	7,361,825
Occidental Petroleum Corp.	17,956	1,092,084
Ovintiv, Inc.	21,300	989,172
Parex Resources, Inc.	78,595	1,178,939
Parkland Corp.	8,800	246,858
Shell PLC ADR	27,878	2,041,227
		14,971,184
FINANCIALS - 24.5%
Banks - 12.3%
Bank of America Corp.	121,243	4,887,305
Cullen/Frost Bankers, Inc.	4,026	471,284
JPMorgan Chase & Co.	31,140	6,626,592
M&T Bank Corp.	8,776	1,510,964
PNC Financial Services Group, Inc.	12,388	2,243,467
U.S. Bancorp	29,686	1,332,308
Wells Fargo & Co.	64,827	3,846,834
		20,918,754
Capital Markets - 2.6%
BlackRock, Inc.	3,204	2,808,306
Northern Trust Corp.	18,124	1,606,693
		4,414,999
Financial Services - 3.0%
Apollo Global Management, Inc.	9,667	1,211,372
Berkshire Hathaway, Inc. Class B (a)	8,818	3,866,693
		5,078,065
Insurance - 6.6%
Chubb Ltd.	18,164	5,007,088
The Travelers Companies, Inc.	19,841	4,294,386
Willis Towers Watson PLC	6,739	1,902,285
		11,203,759
TOTAL FINANCIALS		41,615,577
HEALTH CARE - 17.0%
Health Care Providers & Services - 10.2%
Centene Corp. (a)	45,829	3,525,167
Cigna Group	13,212	4,606,628
CVS Health Corp.	33,574	2,025,519
Elevance Health, Inc.	4,354	2,316,459
UnitedHealth Group, Inc.	8,416	4,848,963
		17,322,736
Pharmaceuticals - 6.8%
AstraZeneca PLC sponsored ADR	39,799	3,150,091
Bristol-Myers Squibb Co.	54,848	2,608,571
Johnson & Johnson	17,193	2,713,915
Roche Holding AG (participation certificate)	4,051	1,311,550
Sanofi SA sponsored ADR	33,119	1,715,895
		11,500,022
TOTAL HEALTH CARE		28,822,758
INDUSTRIALS - 12.0%
Aerospace & Defense - 3.5%
Airbus Group NV	6,244	944,884
L3Harris Technologies, Inc.	3,732	846,753
Lockheed Martin Corp.	3,169	1,717,344
Northrop Grumman Corp.	3,907	1,892,238
The Boeing Co. (a)	2,415	460,299
		5,861,518
Air Freight & Logistics - 1.5%
C.H. Robinson Worldwide, Inc.	2,700	240,435
DHL Group	19,262	859,192
FedEx Corp.	4,763	1,439,617
		2,539,244
Building Products - 0.6%
Johnson Controls International PLC	14,869	1,063,728
Electrical Equipment - 0.9%
GE Vernova LLC	1,900	338,656
Regal Rexnord Corp.	6,229	1,000,876
Vestas Wind Systems A/S (a)	10,100	249,945
		1,589,477
Industrial Conglomerates - 1.4%
Siemens AG	13,027	2,385,206
Machinery - 3.0%
Allison Transmission Holdings, Inc.	3,000	265,770
Cummins, Inc.	1,439	419,900
Deere & Co.	7,283	2,709,130
Oshkosh Corp.	1,803	195,896
Pentair PLC	16,572	1,456,182
		5,046,878
Professional Services - 1.1%
Genpact Ltd.	19,700	682,999
Maximus, Inc.	12,702	1,179,889
		1,862,888
TOTAL INDUSTRIALS		20,348,939
INFORMATION TECHNOLOGY - 6.2%
Communications Equipment - 2.0%
Cisco Systems, Inc.	70,541	3,417,711
IT Services - 2.6%
Amdocs Ltd.	25,419	2,223,400
Capgemini SA	6,450	1,280,476
Cognizant Technology Solutions Corp. Class A	11,296	854,881
		4,358,757
Software - 1.6%
Gen Digital, Inc.	85,179	2,213,802
Open Text Corp.	14,988	472,572
		2,686,374
TOTAL INFORMATION TECHNOLOGY		10,462,842
MATERIALS - 2.2%
Chemicals - 1.5%
CF Industries Holdings, Inc.	18,020	1,376,548
Nutrien Ltd.	23,918	1,224,602
		2,601,150
Containers & Packaging - 0.7%
Crown Holdings, Inc.	13,016	1,154,519
TOTAL MATERIALS		3,755,669
REAL ESTATE - 1.1%
Equity Real Estate Investment Trusts (REITs) - 1.1%
Crown Castle, Inc.	11,219	1,234,988
Simon Property Group, Inc.	4,247	651,660
		1,886,648
UTILITIES - 6.4%
Electric Utilities - 4.4%
Edison International	27,595	2,207,876
NextEra Energy, Inc.	11,684	892,541
PG&E Corp.	207,848	3,793,226
Southern Co.	6,157	514,233
		7,407,876
Independent Power and Renewable Electricity Producers - 0.4%
The AES Corp.	42,948	764,045
Multi-Utilities - 1.6%
National Grid PLC	129,746	1,646,241
Sempra	14,125	1,130,848
		2,777,089
TOTAL UTILITIES		10,949,010
TOTAL COMMON STOCKS (Cost $124,141,067)		166,563,134

Nonconvertible Preferred Stocks - 0.9%
	Shares	Value ($)
INFORMATION TECHNOLOGY - 0.9%
Technology Hardware, Storage & Peripherals - 0.9%
Samsung Electronics Co. Ltd. (Cost $1,272,058)	34,030	1,612,325

Money Market Funds - 0.5%
	Shares	Value ($)
Fidelity Cash Central Fund 5.39% (b) (Cost $833,835)	833,668	833,835

TOTAL INVESTMENT IN SECURITIES - 99.5% (Cost $126,246,960)	169,009,294
NET OTHER ASSETS (LIABILITIES) - 0.5%	840,267
NET ASSETS - 100.0%	169,849,561

Legend

(a)	Non-income producing
(b)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.39%	1,567,728	47,611,307	48,345,238	151,852	38	-	833,835	0.0%
Fidelity Securities Lending Cash Central Fund 5.39%	1,949,825	2,697,258	4,647,083	18,398	-	-	-	0.0%
Total	3,517,553	50,308,565	52,992,321	170,250	38	-	833,835

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.
Investment Valuation

The following is a summary of the inputs used, as of July 31, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	8,493,858	8,493,858	-	-
Consumer Discretionary	7,846,778	7,357,160	489,618	-
Consumer Staples	17,409,871	15,024,676	2,385,195	-
Energy	14,971,184	14,971,184	-	-
Financials	41,615,577	41,615,577	-	-
Health Care	28,822,758	27,511,208	1,311,550	-
Industrials	20,348,939	15,909,712	4,439,227	-
Information Technology	12,075,167	10,794,691	1,280,476	-
Materials	3,755,669	3,755,669	-	-
Real Estate	1,886,648	1,886,648	-	-
Utilities	10,949,010	9,302,769	1,646,241	-

Money Market Funds	833,835	833,835	-	-
Total Investments in Securities:	169,009,294	157,456,987	11,552,307	-
Financial Statements
Statement of Assets and Liabilities
As of July 31, 2024
Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $125,413,125)	$168,175,459
Fidelity Central Funds (cost $833,835)	833,835

Total Investment in Securities (cost $126,246,960)		$169,009,294
Foreign currency held at value (cost $92)		92
Receivable for investments sold		765,757
Receivable for fund shares sold		31,617
Dividends receivable		116,347
Reclaims receivable		88,634
Distributions receivable from Fidelity Central Funds		7,259
Other receivables		303
Total assets		170,019,303
Liabilities
Payable for investments purchased	$86,690
Payable for fund shares redeemed	10,310
Accrued management fee	62,934
Proxy fee payable	9,808
Total liabilities		169,742
Net Assets		$169,849,561
Net Assets consist of:
Paid in capital		$115,775,252
Total accumulated earnings (loss)		54,074,309
Net Assets		$169,849,561
Net Asset Value, offering price and redemption price per share ($169,849,561 ÷ 13,037,932 shares)		$13.03
Statement of Operations
Year ended July 31, 2024
Investment Income
Dividends		$4,297,941
Income from Fidelity Central Funds (including $18,398 from security lending)		170,250
Total income		4,468,191
Expenses
Management fee	$811,886
Independent trustees' fees and expenses	905
Interest	841
Miscellaneous	9,808
Total expenses before reductions	823,440
Expense reductions	(7,324)
Total expenses after reductions		816,116
Net Investment income (loss)		3,652,075
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	10,074,308
Fidelity Central Funds	38
Foreign currency transactions	(486)
Total net realized gain (loss)		10,073,860
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	3,147,595
Assets and liabilities in foreign currencies	(3,611)
Total change in net unrealized appreciation (depreciation)		3,143,984
Net gain (loss)		13,217,844
Net increase (decrease) in net assets resulting from operations		$16,869,919
Statement of Changes in Net Assets

	Year ended July 31, 2024	Year ended July 31, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$3,652,075	$3,106,287
Net realized gain (loss)	10,073,860	4,336,755
Change in net unrealized appreciation (depreciation)	3,143,984	8,108,400
Net increase (decrease) in net assets resulting from operations	16,869,919	15,551,442
Distributions to shareholders	(8,769,141)	(13,940,304)

Share transactions
Proceeds from sales of shares	46,887,484	115,401,725
Reinvestment of distributions	8,769,141	13,940,304
Cost of shares redeemed	(88,196,398)	(74,114,191)

Net increase (decrease) in net assets resulting from share transactions	(32,539,773)	55,227,838
Total increase (decrease) in net assets	(24,438,995)	56,838,976

Net Assets
Beginning of period	194,288,556	137,449,580
End of period	$169,849,561	$194,288,556

Other Information
Shares
Sold	3,867,561	10,110,184
Issued in reinvestment of distributions	755,476	1,185,215
Redeemed	(7,255,231)	(6,205,102)
Net increase (decrease)	(2,632,194)	5,090,297

Financial Highlights
Fidelity® Value Discovery K6 Fund

Years ended July 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$12.40	$12.99	$14.22	$10.15	$10.94
Income from Investment Operations
Net investment income (loss) A,B	.24	.21	.21	.19	.23 C
Net realized and unrealized gain (loss)	.96	.51	(.12)	4.09	(.62)
Total from investment operations	1.20	.72	.09	4.28	(.39)
Distributions from net investment income	(.22)	(.17)	(.20)	(.21)	(.23)
Distributions from net realized gain	(.35)	(1.14)	(1.12)	-	(.17)
Total distributions	(.57)	(1.31)	(1.32)	(.21)	(.40)
Net asset value, end of period	$13.03	$12.40	$12.99	$14.22	$10.15
Total Return D	10.25%	6.14%	.60%	42.84%	(3.80)%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.46%	.45%	.45%	.45%	.45%
Expenses net of fee waivers, if any	.45%	.45%	.45%	.45%	.45%
Expenses net of all reductions	.45%	.45%	.45%	.45%	.44%
Net investment income (loss)	2.02%	1.76%	1.52%	1.51%	2.27% C
Supplemental Data
Net assets, end of period (000 omitted)	$169,850	$194,289	$137,450	$180,575	$164,392
Portfolio turnover rate G	29%	43% H	37% H	55%	82%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.03 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.93%.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
HPortfolio turnover rate excludes securities received or delivered in-kind.
Notes to Financial Statements

For the period ended July 31, 2024

1. Organization.
Fidelity Value Discovery K6 Fund (the Fund) is a fund of Fidelity Puritan Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares generally are available only to employer-sponsored retirement plans that are recordkept by Fidelity, or to certain employer-sponsored retirement plans that are not recordkept by Fidelity.

2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2024 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in reclaims receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2024, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$45,078,918
Gross unrealized depreciation	(2,618,375)
Net unrealized appreciation (depreciation)	$42,460,543
Tax Cost	$126,548,751

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$2,584,246
Undistributed long-term capital gain	$9,028,024
Net unrealized appreciation (depreciation) on securities and other investments	$42,462,040

The tax character of distributions paid was as follows:

	July 31, 2024	July 31, 2023
Ordinary Income	$4,167,818	$ 2,061,356
Long-term Capital Gains	4,601,323	11,878,948
Total	$8,769,141	$ 13,940,304
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Value Discovery K6 Fund	52,429,798	86,326,037

Prior Year Unaffiliated Exchanges In-Kind.  Shares that were exchanged for investments, including accrued interest and cash, if any, are shown in the table below. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

	Shares	Total Proceeds ($)
Fidelity Value Discovery K6 Fund	2,730,382	30,615,682
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .45% of average net assets. Under the management contract, the investment adviser or an affiliate pays all other expenses of the Fund, excluding fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
Fidelity Value Discovery K6 Fund	896

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance ($)	Weighted Average Interest Rate	Interest Expense ($)
Fidelity Value Discovery K6 Fund	Borrower	5,437,000	5.57%	841

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss)($)
Fidelity Value Discovery K6 Fund	3,270,085	23,141,355	2,002,278

Sub-Advisory Arrangements. Effective March 1, 2024, the Fund's sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited were amended to provide that the investment adviser pays each sub-adviser monthly fees equal to 110% of the sub-adviser's costs for providing sub-advisory services.

6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The commitment fees on the pro-rata portion of the line of credit are borne by the investment adviser. During the period, there were no borrowings on this line of credit.

7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)
Fidelity Value Discovery K6 Fund	1,602	-	-

8. Expense Reductions.
The investment adviser contractually agreed to reimburse the Fund to the extent proxy and shareholder meeting expenses exceeded .003% of average net assets. This reimbursement will remain in place through November 30, 2025. During the period this reimbursement reduced the Fund's expenses as follows:

Reimbursement ($)
Fidelity Value Discovery K6 Fund	4,393

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $2,931.

9. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

10. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Puritan Trust and the Shareholders of Fidelity Value Discovery K6 Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity Value Discovery K6 Fund (the "Fund"), a fund of Fidelity Puritan Trust, including the schedule of investments, as of July 31, 2024, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2024, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
September 12, 2024
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Distributions
 (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2024, $10,216,241, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates $163,700 of distributions paid during the fiscal year ended 2024 as qualifying to be taxed as section 163(j) interest dividends.

The fund designates 69% and 100% of the dividends distributed in September and December, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 95.53% and 100% of the dividends distributed in September and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund designates 0.03% of the dividends distributed during the fiscal year as a section 199A dividend.

The fund will notify shareholders in January 2025 of amounts for use in preparing 2024 income tax returns.
Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
A special meeting of shareholders was held on July 16, 2024. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

Proposal 1
To elect a Board of Trustees.
	# of Votes	% of Votes
Bettina Doulton
Affirmative	65,110,731,692.91	94.24
Withheld	3,977,061,305.33	5.76
TOTAL	69,087,792,998.24	100.00
Robert A. Lawrence
Affirmative	64,862,479,525.74	93.88
Withheld	4,225,313,472.50	6.12
TOTAL	69,087,792,998.24	100.00
Vijay C. Advani
Affirmative	64,817,783,404.76	93.82
Withheld	4,270,009,593.49	6.18
TOTAL	69,087,792,998.24	100.00
Thomas P. Bostick
Affirmative	64,886,989,933.75	93.92
Withheld	4,200,803,064.49	6.08
TOTAL	69,087,792,998.24	100.00
Donald F. Donahue
Affirmative	64,848,204,109.00	93.86
Withheld	4,239,588,889.24	6.14
TOTAL	69,087,792,998.24	100.00
Vicki L. Fuller
Affirmative	64,995,466,255.60	94.08
Withheld	4,092,326,742.65	5.92
TOTAL	69,087,792,998.24	100.00
Patricia L. Kampling
Affirmative	65,085,124,704.84	94.21
Withheld	4,002,668,293.40	5.79
TOTAL	69,087,792,998.24	100.00
Thomas A. Kennedy
Affirmative	64,964,358,187.70	94.03
Withheld	4,123,434,810.54	5.97
TOTAL	69,087,792,998.24	100.00
Oscar Munoz
Affirmative	64,740,772,159.72	93.71
Withheld	4,347,020,838.53	6.29
TOTAL	69,087,792,998.24	100.00
Karen B. Peetz
Affirmative	64,944,559,251.25	94.00
Withheld	4,143,233,746.99	6.00
TOTAL	69,087,792,998.24	100.00
David M. Thomas
Affirmative	64,792,568,989.40	93.78
Withheld	4,295,224,008.84	6.22
TOTAL	69,087,792,998.24	100.00
Susan Tomasky
Affirmative	64,843,909,948.98	93.86
Withheld	4,243,883,049.26	6.14
TOTAL	69,087,792,998.24	100.00
Michael E. Wiley
Affirmative	64,839,438,084.90	93.85
Withheld	4,248,354,913.34	6.15
TOTAL	69,087,792,998.24	100.00

Proposal 1 reflects trust-wide proposal and voting results.

Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
Note: This information is disclosed as part of the financial statements for each Fund as part of Item 7: Financial Statements and Financial Highlights for Open-End Management Investment companies.

Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
Board Approval of Investment Advisory Contracts and Management Fees
Fidelity Value Discovery K6 Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Trustees), requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its May 2024 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and total expense ratio; (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that the fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the fund, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending under a separate agreement.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials, and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year, relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also considered information about performance attribution. In its ongoing evaluation of fund investment performance, the Board gives particular attention to information indicating changes in performance of the funds over different time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. In its review of the fund's management fee and total expense ratio, the Board considered the fund's unitary fee rate as well as other fund expenses paid by FMR under the fund's management contract, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "mapped groups") that were compiled by Fidelity based on combining similar investment objective categories (as classified by Morningstar) that have comparable investment mandates. The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps) relative to the total universe of funds within the mapped group; (ii) gross management fee comparisons relative to a subset of non-Fidelity funds in the mapped group that are similar in size and management fee structure to the fund (referred to as the "asset size peer group"); (iii) total expense comparisons of the fund relative to funds and classes in the mapped group that have a similar sales load structure to the fund (referred to as the "similar sales load structure group"); and (iv) total expense comparisons of the fund relative to funds and classes in the similar sales load structure group that are similar in size and management fee structure to the fund (referred to as the "total expense asset size peer group"). The total expense asset size peer group comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.
The information provided to the Board indicated that the fund's management fee rate ranked below the competitive median of the mapped group for the 12-month period ended September 30, 2023 and below the competitive median of the asset size peer group for the 12-month period ended September 30, 2023. Further, the information provided to the Board indicated that the total expense ratio of the fund ranked below the competitive median of the similar sales load structure group for the 12-month period ended September 30, 2023 and below the competitive median of the total expense asset size peer group for the 12-month period ended September 30, 2023.
Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.
Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.  Further, based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board recognized that, due to the fund's current contractual arrangements, its expense ratio will not decline if the fund's operating costs decrease as assets grow, or rise as assets decrease. The Board also noted that a committee created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.
The Board concluded, taking into account the analysis of the committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including but not limited to: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) the operation of performance fees and the rationale for implementing performance fees on certain categories of funds but not others; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) the variable management fee implemented for certain funds effective March 1, 2024; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through May 31, 2025.

1.9884003.107
FVDK6-ANN-0924
Fidelity® Low-Priced Stock Fund

Annual Report
July 31, 2024
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2024 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® Low-Priced Stock Fund
Schedule of Investments July 31, 2024
Showing Percentage of Net Assets
Common Stocks - 98.8%
	Shares	Value ($) (000s)
COMMUNICATION SERVICES - 1.1%
Diversified Telecommunication Services - 0.1%
AT&T, Inc.	349,534	6,729
Liberty Latin America Ltd. Class C (a)	1,725,887	18,294
		25,023
Entertainment - 0.1%
GungHo Online Entertainment, Inc.	485,276	9,485
International Games Systems Co. Ltd.	630,706	14,493
		23,978
Interactive Media & Services - 0.3%
Cars.com, Inc. (a)	3,051,927	62,931
JOYY, Inc. ADR	194,439	6,473
New Work SE	26,819	1,916
		71,320
Media - 0.6%
Comcast Corp. Class A	1,873,283	77,310
Nexstar Media Group, Inc.	131,955	24,384
Pico Far East Holdings Ltd.	21,864,920	4,814
Reach PLC	5,348,709	7,261
RKB Mainichi Broadcasting Corp.	34,419	1,146
Thryv Holdings, Inc. (a)	434,430	8,463
Trenders, Inc. (b)	145,669	975
WPP PLC	5,763,562	55,596
		179,949
TOTAL COMMUNICATION SERVICES		300,270
CONSUMER DISCRETIONARY - 14.5%
Automobile Components - 2.0%
Adient PLC (a)	4,151,983	106,955
Amotiv Ltd.	96,688	684
Aptiv PLC (a)	606,980	42,118
Autoliv, Inc.	557,536	56,389
Brembo N.V.	1,080,064	12,117
Cie Automotive SA	1,330,035	38,865
DaikyoNishikawa Corp.	485,264	2,268
LCI Industries (b)	1,157,207	135,034
Lear Corp.	757,875	92,491
Motonic Corp.	1,278,553	8,046
Patrick Industries, Inc.	247,756	31,728
PT Selamat Sempurna Tbk	54,562,800	6,913
SNT Holdings Co. Ltd. (c)	885,108	15,120
Yutaka Giken Co. Ltd.	237,321	3,390
		552,118
Automobiles - 0.8%
General Motors Co.	1,641,965	72,772
Harley-Davidson, Inc.	2,456,367	92,114
Isuzu Motors Ltd.	1,185,029	16,030
Kabe Husvagnar AB (B Shares)	239,361	8,225
Mercedes-Benz Group AG (Germany)	227,344	15,028
Stellantis NV (b)	907,994	15,154
		219,323
Broadline Retail - 1.5%
ASKUL Corp.	2,891,000	41,086
B&M European Value Retail SA	8,395,122	50,519
eBay, Inc.	677,305	37,665
Europris ASA (d)	2,532,297	15,121
Gwangju Shinsegae Co. Ltd.	239,200	5,117
Kohl's Corp. (b)	2,724,333	59,009
Macy's, Inc.	1,148,774	19,851
Max Stock Ltd.	1,337,167	3,062
Next PLC	1,383,892	161,432
Rusta AB	3,064,278	21,246
Vipshop Holdings Ltd. ADR	971,397	13,250
		427,358
Distributors - 0.5%
Arata Corp.	1,162,639	27,901
Autohellas SA	181,173	2,325
Central Automotive Products Ltd.	296,972	9,882
Inchcape PLC	6,486,180	70,292
PALTAC Corp.	1,167,483	36,107
		146,507
Diversified Consumer Services - 0.5%
Aucnet, Inc.	205,678	3,323
Cross-Harbour Holdings Ltd.	2,065,292	1,903
Frontdoor, Inc. (a)	486,262	19,188
Gakkyusha Co. Ltd.	186,675	2,647
H&R Block, Inc.	1,041,800	60,362
JP-Holdings, Inc.	850,171	3,468
Laureate Education, Inc.	1,611,210	24,974
ME Group International PLC	7,163,859	17,793
		133,658
Hotels, Restaurants & Leisure - 0.4%
Betsson AB (B Shares)	3,012,439	35,848
Hollywood Bowl Group PLC	3,476,916	14,862
Ibersol SGPS SA	1,162,856	8,784
J.D. Wetherspoon PLC (a)	1,546,603	14,842
MTY Food Group, Inc.	843,656	27,840
		102,176
Household Durables - 3.1%
Ace Bed Co. Ltd.	23,039	438
Barratt Developments PLC	18,471,525	125,047
Bellway PLC	3,668,633	135,167
Chervon Holdings Ltd.	12,049,362	27,575
Cuckoo Holdings Co. Ltd.	508,128	8,198
D.R. Horton, Inc.	236,933	42,631
Emak SpA	3,104,322	3,407
First Juken Co. Ltd. (b)(c)	1,311,262	9,585
FJ Next Co. Ltd.	1,165,083	10,328
Gree Electric Appliances, Inc. of Zhuhai (A Shares)	8,158,037	45,221
Helen of Troy Ltd. (a)(c)	1,397,445	82,603
JM AB (B Shares)	1,432,379	27,847
Open House Group Co. Ltd.	533,832	19,100
Pressance Corp.	2,458,444	33,593
Tempur Sealy International, Inc.	1,504,011	78,735
Token Corp.	233,107	18,486
TopBuild Corp. (a)	108,374	51,861
Vistry Group PLC (a)	8,077,472	143,714
ZAGG, Inc. rights (a)(e)	448,847	0
		863,536
Leisure Products - 0.3%
BRP, Inc.	454,424	32,924
Brunswick Corp.	664,763	54,145
Roland Corp.	278,245	7,262
		94,331
Specialty Retail - 3.2%
Academy Sports & Outdoors, Inc.	1,553,325	83,988
Advance Auto Parts, Inc. (b)	739,362	46,824
Arcland Sakamoto Co. Ltd.	1,092,422	13,272
AutoZone, Inc. (a)	19,312	60,518
BHG Group AB (a)	4,282,075	6,314
BMTC Group, Inc. (c)	3,170,918	30,064
Dick's Sporting Goods, Inc.	441,308	95,477
Dunelm Group PLC	795,458	12,609
Formosa Optical Technology Co. Ltd.	1,002,000	2,937
Fuji Corp.	487,670	6,882
Goldlion Holdings Ltd.	22,261,555	2,821
Hallenstein Glassons Holding Ltd.	522,509	1,841
Hamee Corp.	607,355	4,622
Handsman Co. Ltd.	137,858	757
IA Group Corp.	73,787	1,749
JD Sports Fashion PLC	50,811,311	85,962
Jumbo SA (c)	6,907,972	185,110
K's Holdings Corp.	543,924	5,887
Kid ASA (d)	50,374	608
Leon's Furniture Ltd.	300,934	5,972
Maisons du Monde SA (d)	828,446	3,290
Mr. Bricolage SA (a)	805,944	6,978
Nafco Co. Ltd. (c)	1,816,936	36,386
Pets At Home Group PLC	8,747,384	34,500
Sally Beauty Holdings, Inc. (a)(b)(c)	7,860,779	90,006
Sportsman's Warehouse Holdings, Inc. (a)(c)	2,773,381	7,072
Syuppin Co. Ltd.	291,605	2,838
The Hour Glass Ltd.	1,809,401	2,139
Valvoline, Inc. (a)	9,800	456
WH Smith PLC	1,915,078	32,497
Williams-Sonoma, Inc.	116,603	18,036
		888,412
Textiles, Apparel & Luxury Goods - 2.2%
Best Pacific International Holdings Ltd.	33,968,317	9,869
Crocs, Inc. (a)	47,126	6,332
Deckers Outdoor Corp. (a)	3,844	3,547
Dr. Martens Ltd.	12,280,659	11,209
Embry Holdings Ltd. (a)	2,009,583	78
Gildan Activewear, Inc.	2,935,563	119,536
Handsome Co. Ltd. (c)	1,400,000	17,845
Kontoor Brands, Inc. (b)	1,074,283	75,361
Levi Strauss & Co. Class A	3,499,282	64,142
Oxford Industries, Inc. (b)	353,101	37,192
PVH Corp.	812,315	82,848
Sun Hing Vision Group Holdings Ltd. (c)	17,186,619	1,386
Texwinca Holdings Ltd.	33,072,664	3,979
VF Corp. (b)	3,771,769	63,969
Victory City International Holdings Ltd. (a)(e)	8,385,171	311
Wolverine World Wide, Inc. (c)	5,501,360	81,805
Youngone Corp.	250,000	7,091
Youngone Holdings Co. Ltd. (c)	752,000	44,523
		631,023
TOTAL CONSUMER DISCRETIONARY		4,058,442
CONSUMER STAPLES - 6.9%
Beverages - 0.8%
A.G. Barr PLC	1,925,282	15,939
Britvic PLC	2,433,512	39,699
Primo Water Corp.	6,724,374	147,466
Viva Wine Group AB	2,559,500	11,018
		214,122
Consumer Staples Distribution & Retail - 4.5%
Acomo NV	134,025	2,504
Alimentation Couche-Tard, Inc. (multi-vtg.)	2,456,126	151,408
Atacadao SA	12,486,900	20,443
Belc Co. Ltd. (c)	1,045,729	43,838
BJ's Wholesale Club Holdings, Inc. (a)	928,376	81,660
Corporativo Fragua S.A.B. de CV (b)	262,989	13,890
Cosmos Pharmaceutical Corp.	912,350	81,701
Create SD Holdings Co. Ltd.	3,075,698	69,191
Eurocash SA (a)	2,382,800	7,034
G-7 Holdings, Inc.	1,213,539	13,755
Genky DrugStores Co. Ltd. (c)	1,941,092	44,638
Halows Co. Ltd. (c)	1,432,241	43,836
MARR SpA	113,187	1,411
Metro, Inc.	7,063,619	420,650
North West Co., Inc.	72,968	2,363
Performance Food Group Co. (a)	711,934	49,123
Sprouts Farmers Market LLC (a)	1,555,767	155,406
YAKUODO Holdings Co. Ltd.	151,997	2,876
Yaoko Co. Ltd.	703,623	43,076
		1,248,803
Food Products - 1.2%
Armanino Foods of Distinction	1,324,051	7,355
Axyz Co. Ltd.	21,132	415
Carr's Group PLC (b)(c)	5,848,641	10,526
Century Pacific Food, Inc.	17,919,244	10,598
Delfi Ltd.	2,940,556	1,848
Food Empire Holdings Ltd.	16,204,267	12,244
Gruma S.A.B. de CV Series B	467,239	8,735
Inghams Group Ltd.	5,339,801	13,165
Ingredion, Inc.	42,334	5,265
Lamb Weston Holdings, Inc.	1,967,019	118,060
Nomad Foods Ltd.	2,492,778	47,637
Ottogi Corp.	77,998	24,827
Pacific Andes International Holdings Ltd. (a)(e)	106,294,500	0
Pacific Andes Resources Development Ltd. (a)(e)	205,371,360	2
Pickles Holdings Co. Ltd.	346,165	2,618
Rocky Mountain Chocolate Factory, Inc. (a)(c)	440,020	832
S Foods, Inc.	781,332	15,637
Sunjin Co. Ltd. (c)	1,747,572	8,765
Sunjuice Holdings Co. Ltd.	240,000	1,311
Tate & Lyle PLC	6,787,722	57,373
		347,213
Household Products - 0.0%
Transaction Co. Ltd.	387,305	4,654
Personal Care Products - 0.3%
Edgewell Personal Care Co.	132,079	5,171
Hengan International Group Co. Ltd.	9,464,091	29,557
Sarantis SA (c)	3,695,983	43,920
TCI Co. Ltd.	400,000	1,754
		80,402
Tobacco - 0.1%
KT&G Corp.	453,780	30,908
Scandinavian Tobacco Group A/S (d)	851,978	12,479
		43,387
TOTAL CONSUMER STAPLES		1,938,581
ENERGY - 8.3%
Energy Equipment & Services - 0.6%
Cactus, Inc.	1,308,572	82,597
John Wood Group PLC (a)	17,343,676	45,484
PHX Energy Services Corp.	1,164,995	8,919
Total Energy Services, Inc.	1,670,028	11,854
Vallourec SA (a)	343,821	5,574
		154,428
Oil, Gas & Consumable Fuels - 7.7%
Antero Resources Corp. (a)	4,497,517	130,518
Cenovus Energy, Inc. (Canada)	9,721,462	195,887
China Petroleum & Chemical Corp. (H Shares)	83,927,677	53,926
Chord Energy Corp.	1,510,604	259,310
Civitas Resources, Inc.	1,829,443	127,622
CNX Resources Corp. (a)(b)	1,552,823	41,103
Diamondback Energy, Inc.	479,012	96,909
Energy Transfer LP	634,200	10,318
Enterprise Products Partners LP	1,595,455	46,045
INPEX Corp.	195,923	3,025
Iwatani Corp.	95,779	6,126
Mi Chang Oil Industrial Co. Ltd. (c)	173,900	10,855
NACCO Industries, Inc. Class A	97,258	2,928
Northern Oil & Gas, Inc.	2,331,434	100,695
Oil & Natural Gas Corp. Ltd.	7,185,193	28,680
Oil India Ltd.	6,627,350	45,715
Ovintiv, Inc.	5,653,090	262,529
Parkland Corp.	2,128,076	59,697
Petronet LNG Ltd.	11,956,200	52,621
Range Resources Corp.	4,789,852	149,587
Scorpio Tankers, Inc.	73,300	5,621
Shell PLC (London)	816,029	29,756
Southwestern Energy Co. (a)	13,688,598	88,291
TotalEnergies SE sponsored ADR (b)	5,095,633	345,382
Unit Corp.	157,203	5,645
		2,158,791
TOTAL ENERGY		2,313,219
FINANCIALS - 17.8%
Banks - 7.2%
ACNB Corp.	334,984	13,895
AIB Group PLC	7,349,320	42,155
Associated Banc-Corp.	4,641,951	106,672
Bank of Ireland Group PLC	3,306,373	37,483
Bankinter SA	639,011	5,455
Bar Harbor Bankshares	653,188	20,876
Cadence Bank	4,075,198	133,952
Camden National Corp.	330,249	13,765
Central Pacific Financial Corp.	126,783	3,308
Citigroup, Inc.	948,997	61,571
Community Trust Bancorp, Inc.	68,072	3,453
East West Bancorp, Inc.	821,942	72,240
Eurobank Ergasias Services and Holdings SA	12,727,202	29,173
First Bancorp, Puerto Rico	2,605,007	55,877
First Foundation, Inc.	24,016	168
FNB Corp., Pennsylvania	6,198,836	95,090
Greene County Bancorp, Inc.	207,712	7,530
Intercorp Financial Services, Inc.	608,877	13,858
KeyCorp	4,862,559	78,433
National Bank of Greece SA	2,982,956	26,182
Nicolet Bankshares, Inc.	195,561	19,666
Oak Valley Bancorp Oakdale California	115,868	3,299
OFG Bancorp	98,957	4,495
Plumas Bancorp	194,156	8,401
QCR Holdings, Inc.	588,123	44,956
Southern Missouri Bancorp, Inc.	216,010	12,356
Spar Nord Bank A/S	477,280	9,732
Sparebank 1 Oestlandet	2,006,928	27,676
Sparebank 1 Sr Bank ASA (primary capital certificate)	1,101,985	14,160
Sparebanken Nord-Norge	2,381,231	23,549
Synovus Financial Corp.	3,284,069	153,530
The First Bancorp, Inc.	167,474	4,714
U.S. Bancorp	2,112,189	94,795
Union Bankshares, Inc.	124,607	3,015
United Community Bank, Inc.	3,278,240	101,462
Unity Bancorp, Inc.	59,207	2,050
Washington Trust Bancorp, Inc.	650,198	20,813
Webster Financial Corp.	1,369,857	67,972
Wells Fargo & Co.	7,952,440	471,898
West Bancorp., Inc.	616,334	12,783
Wintrust Financial Corp.	909,013	98,355
		2,020,813
Capital Markets - 2.7%
ABG Sundal Collier ASA	5,558,202	3,352
Antin Infrastructure Partners SA	1,172,243	15,884
Azimut Holding SpA	116,559	2,922
Banca Generali SpA	383,996	16,706
Bank of New York Mellon Corp.	106,853	6,953
DWS Group GmbH & Co. KGaA (d)	149,471	5,662
Federated Hermes, Inc.	2,517,768	86,435
Korea Ratings Corp.	88,600	5,608
Lazard, Inc. Class A	2,596,063	127,648
LPL Financial	241,685	53,538
Patria Investments Ltd.	238,122	3,098
Rathbone Brothers PLC	2,739,759	67,765
Raymond James Financial, Inc.	1,588,836	184,305
SEI Investments Co.	1,063	72
Stifel Financial Corp.	1,193,945	105,867
Van Lanschot Kempen NV (Bearer)	994,665	43,005
Vontobel Holdings AG	217,370	14,264
		743,084
Consumer Finance - 0.9%
Aeon Credit Service (Asia) Co. Ltd.	13,728,904	10,016
Discover Financial Services	1,156,545	166,531
OneMain Holdings, Inc.	1,200,343	62,730
		239,277
Financial Services - 1.9%
ASAX Co. Ltd.	106,640	548
Corpay, Inc. (a)	601,456	175,517
Enact Holdings, Inc.	209,461	7,128
Essent Group Ltd.	1,655,289	104,018
EVERTEC, Inc.	2,536,885	87,446
Far East Horizon Ltd.	3,299,167	2,251
Federal Agricultural Mortgage Corp.:
Class A (multi-vtg.) (b)	4,787	788
Class C (non-vtg.)	317,183	65,409
Fuyo General Lease Co. Ltd.	126,256	10,400
Nice Information & Telecom, Inc.	433,187	6,404
Tokyo Century Corp.	586,622	6,320
Zenkoku Hosho Co. Ltd.	1,508,596	62,729
		528,958
Insurance - 5.1%
American Financial Group, Inc.	732,907	95,982
ASR Nederland NV	1,844,600	92,569
Aub Group Ltd.	237,977	5,024
Db Insurance Co. Ltd.	180,247	14,540
Direct Line Insurance Group PLC	50,938,186	123,437
First American Financial Corp.	713,879	43,247
Grupo Catalana Occidente SA	393,249	17,024
Hartford Financial Services Group, Inc.	580,394	64,377
Hiscox Ltd.	296,151	4,839
NN Group NV	1,072,390	53,782
Primerica, Inc.	418,253	105,304
Qualitas Controladora S.A.B. de CV	806,572	7,435
Reinsurance Group of America, Inc.	1,343,206	302,799
Selective Insurance Group, Inc.	1,391,155	125,649
Stewart Information Services Corp.	525,547	37,156
Talanx AG	230,351	17,513
The Travelers Companies, Inc.	23,621	5,113
Unum Group	5,599,947	322,165
		1,437,955
TOTAL FINANCIALS		4,970,087
HEALTH CARE - 11.3%
Biotechnology - 0.4%
Essex Bio-Technology Ltd.	9,996,376	3,186
Gilead Sciences, Inc.	1,313,736	99,923
Regeneron Pharmaceuticals, Inc. (a)	5,422	5,851
United Therapeutics Corp. (a)	18,641	5,840
		114,800
Health Care Equipment & Supplies - 0.8%
Dentsply Sirona, Inc. (b)	2,823,305	76,624
Embecta Corp.	1,692,880	26,527
Fukuda Denshi Co. Ltd.	1,414,734	63,935
InBody Co. Ltd. (c)	741,922	13,053
Interojo Co. Ltd. (e)	120,700	2,194
Nakanishi, Inc.	384,075	6,676
Prim SA (c)	1,320,699	15,508
Techno Medica Co. Ltd.	36,496	437
Utah Medical Products, Inc.	153,386	10,676
Value Added Technology Co. Ltd.	436,553	8,191
Vieworks Co. Ltd.	394,258	7,599
Zimmer Biomet Holdings, Inc.	29,362	3,269
		234,689
Health Care Providers & Services - 8.4%
Centene Corp. (a)	2,744,685	211,121
Ci Medical Co. Ltd.	481,567	3,182
Cigna Group	870,958	303,677
CVS Health Corp.	2,015,594	121,601
Elevance Health, Inc.	651,416	346,573
Henry Schein, Inc. (a)	1,097,859	78,980
Hi-Clearance, Inc.	1,660,459	7,062
Humana, Inc.	361,944	130,883
Labcorp Holdings, Inc.	608,686	131,135
Medica Sur SA de CV	1,108,961	2,135
Quest Diagnostics, Inc.	396,382	56,405
Select Medical Holdings Corp. (b)	120,646	4,797
Ship Healthcare Holdings, Inc.	1,788,395	27,458
Sinopharm Group Co. Ltd. (H Shares)	41,999,920	98,699
UnitedHealth Group, Inc.	837,650	482,610
Universal Health Services, Inc. Class B	1,426,016	304,825
WIN-Partners Co. Ltd. (c)	2,045,959	16,853
		2,327,996
Health Care Technology - 0.0%
Software Service, Inc.	48,506	4,543
Life Sciences Tools & Services - 0.6%
ICON PLC (a)	513,133	168,533
Pharmaceuticals - 1.1%
China Medical System Holdings Ltd.	9,705,496	8,050
Consun Pharmaceutical Group Ltd.	3,882,339	2,783
Daewon Pharmaceutical Co. Ltd. (c)	2,142,922	24,874
Dai Han Pharmaceutical Co. Ltd.	297,037	6,115
Dawnrays Pharmaceutical Holdings Ltd.	63,023,210	9,196
DongKook Pharmaceutical Co. Ltd.	1,306,379	16,823
Faes Farma SA	2,981,834	11,440
Genomma Lab Internacional SA de CV	2,354,038	2,431
Granules India Ltd.	591,564	4,452
Huons Co. Ltd. (c)	853,834	20,352
Hypera SA (a)	5,647,800	28,757
Jazz Pharmaceuticals PLC (a)	18,191	2,006
Korea United Pharm, Inc.	40,010	675
Kwang Dong Pharmaceutical Co. Ltd. (c)	4,164,491	20,309
Recordati SpA	609,632	33,220
Sanofi SA	964,367	99,419
Sanofi SA sponsored ADR	24,879	1,289
Syngen Biotech Co. Ltd.	357,700	1,746
Whanin Pharmaceutical Co. Ltd. (c)	1,016,010	10,666
		304,603
TOTAL HEALTH CARE		3,155,164
INDUSTRIALS - 16.6%
Aerospace & Defense - 0.9%
Cadre Holdings, Inc.	1,336,725	49,058
Huntington Ingalls Industries, Inc.	538,144	150,670
Leonardo DRS, Inc. (a)	423,149	11,933
QinetiQ Group PLC	2,542,275	15,792
Rheinmetall AG	26,660	14,536
V2X, Inc. (a)	390,697	20,367
		262,356
Air Freight & Logistics - 0.4%
AIT Corp.	157,689	2,042
AZ-Com Maruwa Holdings, Inc.	239,280	2,076
Compania de Distribucion Integral Logista Holdings SA	1,023,568	30,264
Hamakyorex Co. Ltd. (c)	1,210,504	38,585
Radiant Logistics, Inc. (a)	111,105	691
SENKO Co. Ltd.	485,519	3,734
Sinotrans Ltd. (H Shares)	29,115,244	13,528
Trancom Co. Ltd. (c)	523,459	23,342
		114,262
Building Products - 1.0%
Builders FirstSource, Inc. (a)	458,472	76,734
Hayward Holdings, Inc. (a)	9,195,649	136,004
Inwido AB	14,720	243
Janus International Group, Inc. (a)	2,511,337	36,213
Kondotec, Inc. (c)	1,555,738	14,415
Nihon Dengi Co. Ltd.	300,903	11,851
Nihon Flush Co. Ltd.	1,102,520	6,845
Sekisui Jushi Corp.	126,844	2,146
		284,451
Commercial Services & Supplies - 1.5%
Aeon Delight Co. Ltd.	196,318	5,131
AJIS Co. Ltd. (c)	829,034	13,293
Brady Corp. Class A	827,555	59,261
Civeo Corp. (c)	866,934	23,581
CoreCivic, Inc. (a)	3,055,020	42,587
CTS Co. Ltd.	229,026	1,274
Fursys, Inc. (c)	900,000	28,877
Lion Rock Group Ltd.	18,002,845	3,387
Mitie Group PLC	40,187,701	62,616
Pilot Corp.	4,854	147
Prestige International, Inc.	2,537,443	12,094
Prosegur Compania de Seguridad SA (Reg.)	291,089	541
S1 Corp.	696,530	28,628
Societe BIC SA	39,103	2,455
Takkt AG	1,522,491	17,631
The GEO Group, Inc. (a)	1,174,420	17,029
VSE Corp. (c)	1,036,505	92,239
		410,771
Construction & Engineering - 0.7%
Boustead Singapore Ltd.	5,629,083	4,211
Bowman Consulting Group Ltd. (a)	481,032	17,182
Dai-Dan Co. Ltd.	194,221	4,026
Daiichi Kensetsu Corp.	970,604	15,310
EMCOR Group, Inc.	227,333	85,350
Fuji Furukawa Engineering & Construction Co. Ltd.	14,729	626
Geumhwa PSC Co. Ltd.	113,302	2,113
Mirait One Corp.	315,066	4,501
Nippon Rietec Co. Ltd.	273,949	2,306
Norconsult A/S	1,120,488	3,379
Raiznext Corp. (c)	3,057,164	37,877
Sinopec Engineering Group Co. Ltd. (H Shares)	95,223	61
United Integrated Services Co.	300,800	3,165
		180,107
Electrical Equipment - 1.3%
Acuity Brands, Inc.	623,298	156,666
Aichi Electric Co. Ltd.	303,679	8,838
Allient, Inc.	152,662	4,418
AQ Group AB	3,691,414	49,167
Chiyoda Integre Co. Ltd.	263,165	5,955
GrafTech International Ltd. (b)(c)	17,897,868	13,747
Korea Electric Terminal Co. Ltd.	437,401	19,638
nVent Electric PLC	439,056	31,889
Sensata Technologies PLC	339,027	13,219
TKH Group NV (bearer) (depositary receipt)	888,541	38,850
Vitzrocell Co. Ltd.	140,000	2,049
Volex PLC	1,187,675	5,413
		349,849
Ground Transportation - 0.6%
Proficient Auto Logistics, Inc. (c)	1,422,855	28,671
Sakai Moving Service Co. Ltd. (c)	2,506,320	44,654
Stef SA	272,928	39,640
Universal Logistics Holdings, Inc. (c)	1,344,588	57,858
		170,823
Industrial Conglomerates - 0.5%
DCC PLC (United Kingdom)	1,713,495	118,069
Metlen Energy & Metals SA	582,445	22,995
		141,064
Machinery - 3.3%
Aalberts Industries NV	5,103,031	194,953
Allison Transmission Holdings, Inc.	71,303	6,317
Beijer Alma AB (B Shares)	1,415,194	28,940
Crane Co.	362,692	58,183
Daiwa Industries Ltd.	825,757	8,737
EnPro Industries, Inc.	436,030	74,535
ESAB Corp.	692,604	70,369
Estic Corp.	364,019	2,248
Haitian International Holdings Ltd.	6,502,518	18,851
Hillenbrand, Inc.	3,338,726	147,672
Hosokawa Micron Corp.	106,813	2,916
Hy-Lok Corp.	102,000	2,085
IHI Corp.	152,198	5,552
ITT, Inc.	317,035	44,848
JOST Werke AG (d)	73,293	3,316
Luxfer Holdings PLC sponsored	700,873	9,069
Miller Industries, Inc.	299,349	20,338
Mincon Group PLC	2,022,212	875
Nadex Co. Ltd. (c)	706,770	5,275
Precision Tsugami China Corp. Ltd.	908,862	1,120
Semperit AG Holding	3,964	46
Shinwa Co. Ltd.	85,185	1,522
SIMPAC, Inc.	1,183,000	3,252
Stabilus Se	69,409	3,399
Takeuchi Manufacturing Co. Ltd.	436,766	14,228
Teikoku Electric Manufacturing Co. Ltd.	37,459	675
Terex Corp.	1,179,574	74,620
Timken Co.	718,795	62,499
TK Group Holdings Ltd.	7,799,498	1,857
Tocalo Co. Ltd.	2,779,440	36,773
Trinity Industrial Corp.	793,049	6,104
Yamada Corp.	53,452	2,141
		913,315
Marine Transportation - 0.1%
Irish Continental Group PLC unit	4,494,266	26,168
SITC International Holdings Co. Ltd.	5,668,820	12,625
		38,793
Passenger Airlines - 0.1%
Jet2 PLC	1,453,262	26,529
Professional Services - 3.1%
Altech Corp.	325,931	5,850
Artner Co. Ltd. (b)	239,759	2,999
Barrett Business Services, Inc.	720,853	26,268
CACI International, Inc. (a)	159,787	73,739
Careerlink Co. Ltd.	159,982	2,622
Concentrix Corp.	1,726,050	121,687
Creek & River Co. Ltd. (b)	9,744	95
E-Credible Co. Ltd.	250,349	2,248
Gakujo Co. Ltd.	267,361	3,393
Genpact Ltd.	4,286,615	148,617
Hito Communications Holdings, Inc.	176,036	1,121
HRnetgroup Ltd.	4,472,293	2,275
IFIS Japan Ltd.	172,257	685
KBR, Inc.	2,235,015	148,830
Leidos Holdings, Inc.	37,619	5,432
Maximus, Inc.	1,440,064	133,768
Multiconsult A/S (d)	209,207	3,202
Open Up Group, Inc.	95,747	1,391
Persol Holdings Co. Ltd.	9,950,853	17,171
Quick Co. Ltd. (c)	1,021,894	14,823
Science Applications International Corp.	455,334	56,644
Synergie SA	129,343	4,549
Verra Mobility Corp. (a)	2,122,961	63,965
WDB Holdings Co. Ltd.	641,019	7,886
Will Group, Inc.	1,081,959	7,526
Wilmington PLC	2,344,820	11,907
		868,693
Trading Companies & Distributors - 3.0%
AerCap Holdings NV	211,416	19,863
Alligo AB (B Shares)	236,091	3,104
Beacon Roofing Supply, Inc. (a)	1,018,624	104,715
Bergman & Beving AB (B Shares)	376,079	11,132
Bossard Holding AG	59,930	15,260
Chori Co. Ltd.	977,950	24,774
Core & Main, Inc. (a)(b)	1,955,696	104,571
Ferguson PLC	287,438	63,998
Global Industrial Co.	1,204,314	42,006
Goodfellow, Inc. (c)	664,436	6,824
Green Cross Co. Ltd. (c)	478,710	4,138
Horizon Construction Development Ltd. (a)	647,607	124
Inaba Denki Sangyo Co. Ltd.	349,349	9,235
Itochu Corp.	2,776,945	142,411
Kamei Corp.	134,252	2,030
KS Energy Services Ltd. (e)	12,767,454	0
Lumax International Corp. Ltd.	2,201,510	7,990
Mitani Shoji Co. Ltd.	2,727,127	30,147
Momentum Group Komponenter & Tjanster AB	1,481,417	25,010
Parker Corp. (c)	2,076,931	11,923
Richelieu Hardware Ltd.	673,348	19,889
RS GROUP PLC	9,241,516	97,182
Rush Enterprises, Inc. Class A	82,613	4,214
Sanyo Trading Co. Ltd.	128,547	1,300
Senshu Electric Co. Ltd. (c)	1,037,614	35,602
Thermador Groupe SA	29,976	2,475
Totech Corp. (c)	2,203,276	37,784
Yamazen Co. Ltd.	126,162	1,313
Yuasa Trading Co. Ltd.	354,810	13,335
		842,349
Transportation Infrastructure - 0.1%
Athens International Airport SA	612,005	5,274
Daito Koun Co. Ltd.	19,276	101
Isewan Terminal Service Co. Ltd.	289,961	1,407
Qingdao Port International Co. Ltd. (H Shares) (d)	16,014,155	11,950
		18,732
TOTAL INDUSTRIALS		4,622,094
INFORMATION TECHNOLOGY - 13.5%
Electronic Equipment, Instruments & Components - 6.2%
Advanced Energy Industries, Inc.	1,059,123	123,250
Belden, Inc.	1,148,476	106,452
CDW Corp.	303,388	66,172
Crane NXT Co.	2,165,244	136,151
Daiwabo Holdings Co. Ltd.	1,351,593	25,705
Dexerials Corp.	485,080	23,732
Flex Ltd. (a)	2,366,848	76,094
FLEXium Interconnect, Inc.	600,000	1,631
Hon Hai Precision Industry Co. Ltd. (Foxconn)	6,409,012	39,491
IDIS Holdings Co. Ltd. (c)	530,460	3,791
Insight Enterprises, Inc. (a)	532,637	119,577
Jabil, Inc.	709,000	79,883
Kingboard Chemical Holdings Ltd. (c)	63,136,732	128,813
Makus, Inc.	686,027	4,863
Maruwa Ceramic Co. Ltd.	65,064	17,634
Methode Electronics, Inc. (c)	2,074,400	26,262
Nippo Ltd. (c)	621,146	7,065
PAX Global Technology Ltd.	43,770,343	24,538
Redington (India) Ltd.	29,256,820	74,194
Riken Keiki Co. Ltd.	245,017	7,262
SAMT Co. Ltd.	100,000	258
Sesa SpA	266,548	29,280
Shibaura Electronics Co. Ltd.	727,678	14,621
Simplo Technology Co. Ltd.	5,766,000	63,646
Strix Group PLC	2,645,066	2,826
TD SYNNEX Corp.	1,972,471	235,059
Test Research, Inc.	150,000	677
Thinking Electronic Industries Co. Ltd.	4,124,000	20,980
Tripod Technology Corp.	3,548,000	21,869
Vontier Corp.	3,984,641	156,317
VSTECS Holdings Ltd. (c)	107,945,578	59,411
Yageo Corp.	1,266,000	31,007
		1,728,511
IT Services - 2.5%
Alten SA	116,534	12,839
Amdocs Ltd.	2,696,528	235,865
Argo Graphics, Inc.	714,240	24,411
Asahi Intelligence Service Co.	38,114	402
Avant Group Corp.	222,518	2,035
CDS Co. Ltd.	73,376	885
Cognizant Technology Solutions Corp. Class A	2,120,342	160,467
Densan System Holdings Co. Ltd.	139,178	2,669
Dimerco Data System Corp.	994,799	3,590
DTS Corp.	573,775	16,585
Econocom Group SA	4,699,308	10,070
Exclusive Networks SA (a)	456,172	11,478
Future Corp.	370,857	4,243
Gabia, Inc. (c)	900,000	9,251
Himacs Ltd.	27,163	260
Indra Sistemas SA (b)	3,457,281	69,370
Information Planning Co.	121,648	3,650
Know IT AB	364,423	5,554
Neurones	69,736	3,177
Proact IT Group AB	610,349	9,119
Sopra Steria Group	397,844	73,885
TDC Soft, Inc.	1,020,321	8,793
TIS, Inc.	859,339	18,529
		687,127
Semiconductors & Semiconductor Equipment - 2.7%
ASMPT Ltd.	1,789,163	18,664
Diodes, Inc. (a)	991,814	77,560
Japan Material Co. Ltd.	95,799	1,278
Machvision, Inc.	209,000	2,072
Melexis NV	96,206	8,387
Micron Technology, Inc.	418,160	45,922
MKS Instruments, Inc.	1,326,115	166,958
Novatek Microelectronics Corp.	100,000	1,620
Parade Technologies Ltd.	478,000	10,896
Powertech Technology, Inc.	6,000,000	30,302
Renesas Electronics Corp.	4,305,664	74,160
Skyworks Solutions, Inc.	1,023,889	116,334
Sumco Corp.	1,888,883	31,054
Systems Technology, Inc.	150,100	3,118
Taiwan Semiconductor Manufacturing Co. Ltd.	3,701,000	108,435
Topco Scientific Co. Ltd.	5,738,593	47,407
		744,167
Software - 0.4%
Cresco Ltd.	1,311,380	11,704
Focus Systems Corp.	160,597	1,380
Fukui Computer Holdings, Inc.	194,105	3,344
Hecto Innovation Co. Ltd.	500,074	4,779
Justsystems Corp.	401,166	8,476
KSK Co., Ltd. (c)	527,035	11,715
Linedata Services	19,259	1,505
NetGem SA	329,283	280
NSW, Inc.	169,868	3,697
Open Text Corp.	1,292,310	40,735
Pinewood Technologies Group PLC (c)	4,882,623	22,314
Pro-Ship, Inc.	584,297	5,796
System Research Co. Ltd.	266,578	2,730
		118,455
Technology Hardware, Storage & Peripherals - 1.7%
Dell Technologies, Inc.	384,890	43,754
Elecom Co. Ltd.	533,945	5,877
MCJ Co. Ltd.	2,611,802	23,868
Samsung Electronics Co. Ltd.	1,884,000	115,395
Seagate Technology Holdings PLC	2,688,988	274,734
TSC Auto ID Technology Corp. (c)	2,544,911	15,020
		478,648
TOTAL INFORMATION TECHNOLOGY		3,756,908
MATERIALS - 5.2%
Chemicals - 2.4%
Axalta Coating Systems Ltd. (a)	3,874,032	138,109
C. Uyemura & Co. Ltd.	727,932	52,819
Celanese Corp.	743,670	104,969
EcoGreen International Group Ltd. (c)(e)	51,434,282	0
Element Solutions, Inc.	3,349,580	90,271
Jcu Corp.	339,750	8,550
LyondellBasell Industries NV Class A	1,948,014	193,749
Miwon Commercial Co. Ltd.	28,100	4,175
Muto Seiko Co. Ltd.	194,078	2,252
Scientex Bhd	100,000	92
Soulbrain Co. Ltd.	81,000	15,582
Tronox Holdings PLC	4,220,234	68,199
Yip's Chemical Holdings Ltd.	5,765,814	1,122
		679,889
Construction Materials - 0.9%
Buzzi SpA	388,449	15,244
Eagle Materials, Inc.	376,081	102,407
GCC S.A.B. de CV	195,567	1,660
Mitani Sekisan Co. Ltd.	907,444	34,104
RHI Magnesita NV	195,795	9,238
SigmaRoc PLC (a)	27,920,628	26,023
Vertex Corp.	29,275	400
Wienerberger AG	1,761,249	62,444
		251,520
Containers & Packaging - 1.0%
Chuoh Pack Industry Co. Ltd. (c)	397,022	3,742
Corticeira Amorim SGPS SA	1,453,847	14,318
Groupe Guillin SA	360,473	11,684
International Paper Co.	130,300	6,056
Kohsoku Corp. (c)	1,601,746	26,731
Mayr-Melnhof Karton AG	224,334	25,590
Packaging Corp. of America	498,166	99,568
Silgan Holdings, Inc.	1,052,572	54,134
The Pack Corp. (c)	1,247,163	32,677
		274,500
Metals & Mining - 0.5%
Boliden AB	145,658	4,442
CK-SAN-ETSU Co. Ltd.	28,101	703
Hill & Smith Holdings PLC	506,288	14,970
PRL Global Ltd.	187,455	131
Warrior Metropolitan Coal, Inc.	1,526,270	105,481
		125,727
Paper & Forest Products - 0.4%
Miquel y Costas & Miquel SA	462,354	6,380
Stella-Jones, Inc.	1,420,903	95,598
Sylvamo Corp.	53,044	3,910
Western Forest Products, Inc. (b)	3,649,854	1,097
		106,985
TOTAL MATERIALS		1,438,621
REAL ESTATE - 1.7%
Equity Real Estate Investment Trusts (REITs) - 0.5%
Camden Property Trust (SBI)	372,556	41,261
Mapletree Industrial (REIT)	4,660,493	8,054
Mid-America Apartment Communities, Inc.	485,847	67,907
STAG Industrial, Inc.	706,895	28,848
		146,070
Real Estate Management & Development - 1.2%
Branicks Group AG (a)(b)	1,148,066	2,665
Instone Real Estate Group BV (d)	1,081,832	11,052
Jones Lang LaSalle, Inc. (a)	742,688	186,340
LandBridge Co. LLC	396,767	13,081
LSL Property Services PLC	1,232,641	5,419
Real Matters, Inc. (a)	3,434,797	18,957
Robinsons Land Corp.	30,631,019	7,761
Savills PLC	3,655,063	59,956
Selvaag Bolig ASA	498,551	1,723
Servcorp Ltd.	891,043	2,546
Tejon Ranch Co. (a)	404,565	7,687
		317,187
TOTAL REAL ESTATE		463,257
UTILITIES - 1.9%
Electric Utilities - 1.7%
Kansai Electric Power Co., Inc.	2,626,388	44,953
PG&E Corp.	23,451,738	427,994
Power Grid Corp. of India Ltd.	66,666	277
Southern Co.	99,520	8,312
		481,536
Gas Utilities - 0.1%
China Resource Gas Group Ltd.	3,166,990	10,742
Independent Power and Renewable Electricity Producers - 0.1%
Mega First Corp. Bhd	32,943,659	34,704
TOTAL UTILITIES		526,982
TOTAL COMMON STOCKS (Cost $18,857,005)		27,543,625

Nonconvertible Bonds - 0.0%
	Principal Amount (f) (000s)	Value ($) (000s)
ENERGY - 0.0%
Energy Equipment & Services - 0.0%
Bristow Group, Inc. 6.25% (e)(g) (Cost $0)	9,933	0

Money Market Funds - 2.0%
	Shares	Value ($) (000s)
Fidelity Cash Central Fund 5.39% (h)	332,345,531	332,412
Fidelity Securities Lending Cash Central Fund 5.39% (h)(i)	221,830,376	221,853
TOTAL MONEY MARKET FUNDS (Cost $554,239)		554,265

TOTAL INVESTMENT IN SECURITIES - 100.8% (Cost $19,411,244)	28,097,890
NET OTHER ASSETS (LIABILITIES) - (0.8)%	(214,708)
NET ASSETS - 100.0%	27,883,182

Any values shown as $0 in the Schedule of Investments may reflect amounts less than $500.
Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)	Affiliated company
(d)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $66,680,000 or 0.2% of net assets.

(e)	Level 3 security
(f)	Amount is stated in United States dollars unless otherwise noted.
(g)	Non-income producing - Security is in default.
(h)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(i)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate (Amounts in thousands)	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.39%	620,316	5,889,210	6,177,107	24,526	(1)	(6)	332,412	0.7%
Fidelity Securities Lending Cash Central Fund 5.39%	341,398	2,472,390	2,591,935	655	-	-	221,853	1.0%
Total	961,714	8,361,600	8,769,042	25,181	(1)	(6)	554,265

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are presented in the table below. Certain corporate actions, such as mergers, are excluded from the amounts in this table if applicable. A dash in the Value end of period ($) column means either the issuer is no longer held at period end, or the issuer is held at period end but is no longer an affiliate.
Affiliate (Amounts in thousands)	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
AJIS Co. Ltd.	14,379	-	419	427	138	(805)	13,293
ASL Marine Holdings Ltd.	1,762	-	1,643	-	(14,400)	14,281	-
ASTI Corp.	5,785	-	5,881	126	2,686	(2,590)	-
Adams Resources & Energy, Inc.	5,248	-	4,355	53	2,490	(3,383)	-
Aichi Electric Co. Ltd.	12,622	-	4,649	388	851	14	-
Alconix Corp.	23,775	-	21,774	545	4,884	(6,885)	-
Alps Logistics Co. Ltd.	25,224	-	73,177	598	62,547	(14,594)	-
BMTC Group, Inc.	40,069	-	1,167	730	1,121	(9,959)	30,064
Belc Co. Ltd.	76,992	-	25,080	925	17,441	(25,515)	43,838
Belluna Co. Ltd.	30,642	-	25,777	363	3,474	(8,339)	-
Berry Corp.	34,552	124	32,740	2,861	(3,252)	1,316	-
CDS Co. Ltd.	4,836	-	3,653	86	(595)	297	-
CSE Global Ltd.	14,462	-	12,658	368	(15,590)	13,786	-
Carr's Group PLC	11,074	85	203	476	1	(431)	10,526
Cell Biotech Co. Ltd.	4,598	-	4,670	138	(1,735)	1,807	-
Chase Corp.	78,351	-	78,403	-	59,138	(59,086)	-
Chori Co. Ltd.	29,117	-	8,576	847	2,190	2,043	-
Chuoh Pack Industry Co. Ltd.	3,714	-	85	145	28	85	3,742
Civeo Corp.	15,279	2,329	465	694	76	6,362	23,581
Create SD Holdings Co. Ltd.	120,041	-	38,152	1,322	25,634	(38,332)	-
Daewon Pharmaceutical Co. Ltd.	25,677	-	-	417	-	(803)	24,874
Daito Pharmaceutical Co. Ltd.	16,812	-	14,852	101	(12,538)	10,578	-
DongKook Pharmaceutical Co. Ltd.	26,400	-	13,180	165	9,188	(5,585)	-
EcoGreen International Group Ltd.	10,249	-	119	-	(81)	(10,049)	-
First Juken Co. Ltd.	10,494	-	223	336	2	(688)	9,585
First of Long Island Corp.	17,154	-	15,097	215	(10,510)	8,453	-
Food Empire Holdings Ltd.	24,699	-	11,613	1,544	7,812	(8,654)	-
Fresh Del Monte Produce, Inc.	64,093	-	60,350	461	3,477	(7,220)	-
Fujikura Kasei Co., Ltd.	5,840	-	5,480	83	(4,139)	3,779	-
Fursys, Inc.	21,272	-	-	695	-	7,605	28,877
Gabia, Inc.	8,502	-	-	46	-	749	9,251
Genky DrugStores Co. Ltd.	35,102	-	870	146	734	9,672	44,638
Geumhwa PSC Co. Ltd.	8,467	-	4,903	277	(2,620)	1,169	-
Goodfellow, Inc.	7,222	-	174	422	121	(345)	6,824
GrafTech International Ltd.	94,145	3,844	2,539	-	(4,199)	(77,504)	13,747
Green Cross Co. Ltd.	3,542	-	88	96	13	671	4,138
Halows Co. Ltd.	38,104	-	960	406	752	5,940	43,836
Hamakyorex Co. Ltd.	34,161	2	742	882	357	4,807	38,585
Handsome Co. Ltd.	22,736	-	-	678	-	(4,891)	17,845
Helen of Troy Ltd.	139,035	49,650	3,212	-	3,075	(105,945)	82,603
Hoshi Iryo-Sanki Co. Ltd.	6,033	-	5,717	43	1,459	(1,775)	-
Huons Co. Ltd.	21,618	-	-	341	-	(1,266)	20,352
Hyster-Yale Materials Handling, Inc. Class A	9,475	601	25,297	176	10,985	(2,977)	-
Hyster-Yale Materials Handling, Inc. Class B	14,806	-	-	101	-	(7,593)	-
IA Group Corp.	3,243	-	1,240	99	(561)	307	-
IDIS Holdings Co. Ltd.	7,513	-	2,175	124	(2,700)	1,153	3,791
InBody Co. Ltd.	16,288	-	-	167	-	(3,235)	13,053
JLM Couture, Inc.	165	-	5	-	(864)	704	-
Jumbo SA	279,752	-	71,784	25,290	45,586	(68,444)	185,110
KSK Co., Ltd.	9,417	-	271	717	208	2,361	11,715
Kingboard Chemical Holdings Ltd.	187,900	-	11,130	8,637	1,155	(49,112)	128,813
Kohsoku Corp.	24,624	-	539	506	344	2,302	26,731
Kondotec, Inc.	13,513	-	296	379	220	978	14,415
Kwang Dong Pharmaceutical Co. Ltd.	20,990	-	-	269	-	(681)	20,309
Maruzen Co. Ltd.	21,492	-	21,919	293	14,160	(13,733)	-
Methode Electronics, Inc.	53,335	11,798	863	1,102	(682)	(37,326)	26,262
Mi Chang Oil Industrial Co. Ltd.	8,969	-	-	313	-	1,886	10,855
Motonic Corp.	14,377	-	4,894	561	28	(1,465)	-
Murakami Corp.	16,590	-	17,051	248	9,636	(9,175)	-
Nadex Co. Ltd.	5,837	-	396	153	92	(258)	5,275
Nafco Co. Ltd.	24,640	-	681	642	158	12,269	36,386
Nippo Ltd.	4,873	-	151	277	101	2,242	7,065
Parker Corp.	11,036	-	281	278	205	963	11,923
Pinewood Technologies Group PLC	-	44,257	609	29,934	(54)	(21,280)	22,314
Prim SA	16,340	-	341	555	72	(563)	15,508
Proficient Auto Logistics, Inc.	-	23,071	86	-	11	5,675	28,671
Quick Co. Ltd.	17,892	-	360	583	111	(2,820)	14,823
Raiznext Corp.	32,006	-	862	2,496	328	6,405	37,877
Rocky Mountain Chocolate Factory, Inc.	2,665	-	37	-	(10)	(1,786)	832
SJM Co. Ltd.	4,178	-	3,596	25	(1,073)	491	-
SNT Holdings Co. Ltd.	10,959	-	-	444	-	4,161	15,120
Sakai Moving Service Co. Ltd.	48,117	-	1,005	805	744	(3,202)	44,654
Sally Beauty Holdings, Inc.	99,191	1,956	6,800	-	(4,119)	(222)	90,006
Sanei Architecture Planning Co. Ltd.	18,021	-	23,152	-	6,700	(1,569)	-
Sarantis SA	33,067	-	2,306	876	1,094	12,065	43,920
Senshu Electric Co. Ltd.	38,862	-	10,720	933	8,072	(612)	35,602
Societe Pour L'Informatique Industrielle SA	88,564	-	117,505	796	108,084	(79,143)	-
Sportsman's Warehouse Holdings, Inc.	2,616	11,057	229	-	21	(6,393)	7,072
Step Co. Ltd.	11,518	-	11,565	293	6,635	(6,588)	-
Sun Hing Vision Group Holdings Ltd.	1,732	-	96	69	(356)	106	1,386
Sunjin Co. Ltd.	14,707	-	2,996	113	(2,953)	7	8,765
TSC Auto ID Technology Corp.	20,945	-	-	786	-	(5,925)	15,020
The Pack Corp.	29,772	-	689	805	274	3,320	32,677
Tohoku Steel Co. Ltd.	7,604	-	7,184	36	(201)	(219)	-
Tokyo Kisen Co. Ltd.	2,375	-	2,313	-	137	(199)	-
Tokyo Tekko Co. Ltd.	17,974	-	20,857	736	8,472	(5,589)	-
Tomen Devices Corp.	14,861	-	14,662	-	3,818	(4,017)	-
Totech Corp.	33,307	-	8,291	1,085	6,620	6,148	37,784
Trancom Co. Ltd.	40,598	-	11,493	663	6,753	(12,516)	23,342
Universal Logistics Holdings, Inc.	39,325	5,393	3,339	567	385	16,094	57,858
Utah Medical Products, Inc.	21,109	43	4,383	255	3,821	(9,914)	-
VSE Corp.	62,187	-	9,816	448	6,169	33,699	92,239
VSTECS Holdings Ltd.	56,564	-	2,036	3,576	1,273	3,610	59,411
WIN-Partners Co. Ltd.	16,006	-	374	616	237	984	16,853
Whanin Pharmaceutical Co. Ltd.	16,151	-	5,600	197	3,255	(3,140)	10,666
Wolverine World Wide, Inc.	48,342	16,993	1,433	1,979	(3)	17,906	81,805
World Holdings Co. Ltd.	18,967	-	16,598	-	(3,155)	786	-
Youngone Holdings Co. Ltd.	45,318	-	-	1,844	-	(795)	44,523
Yutaka Giken Co. Ltd.	16,837	-	15,061	482	(5,003)	6,617	-
Total	2,891,391	171,203	949,013	110,775	374,260	(518,482)	1,810,630

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	300,270	230,181	70,089	-
Consumer Discretionary	4,058,442	4,024,136	33,995	311
Consumer Staples	1,938,581	1,935,514	3,065	2
Energy	2,313,219	2,280,438	32,781	-
Financials	4,970,087	4,970,087	-	-
Health Care	3,155,164	3,044,743	108,227	2,194
Industrials	4,622,094	4,462,976	159,118	-
Information Technology	3,756,908	3,253,051	503,857	-
Materials	1,438,621	1,438,621	-	-
Real Estate	463,257	463,257	-	-
Utilities	526,982	482,029	44,953	-

Corporate Bonds	-	-	-	-

Money Market Funds	554,265	554,265	-	-
Total Investments in Securities:	28,097,890	27,139,298	956,085	2,507
Financial Statements
Statement of Assets and Liabilities
As of July 31, 2024 Amounts in thousands (except per-share amounts)
Assets
Investment in securities, at value (including securities loaned of $214,099) - See accompanying schedule:
Unaffiliated issuers (cost $17,513,888)	$25,732,995
Fidelity Central Funds (cost $554,239)	554,265
Other affiliated issuers (cost $1,343,117)	1,810,630

Total Investment in Securities (cost $19,411,244)		$28,097,890
Foreign currency held at value (cost $5,921)		5,930
Receivable for investments sold		33,060
Receivable for fund shares sold		17,639
Dividends receivable		39,561
Distributions receivable from Fidelity Central Funds		1,211
Prepaid expenses		5
Other receivables		1,599
Total assets		28,196,895
Liabilities
Payable for investments purchased	$9,761
Payable for fund shares redeemed	43,978
Accrued management fee	19,726
Deferred taxes	15,838
Other payables and accrued expenses	2,614
Collateral on securities loaned	221,796
Total liabilities		313,713
Net Assets		$27,883,182
Net Assets consist of:
Paid in capital		$16,912,904
Total accumulated earnings (loss)		10,970,278
Net Assets		$27,883,182

Net Asset Value and Maximum Offering Price
Low-Priced Stock :
Net Asset Value, offering price and redemption price per share ($24,853,382 ÷ 504,913 shares)		$49.22
Class K :
Net Asset Value, offering price and redemption price per share ($3,029,800 ÷ 61,633 shares)		$49.16
Statement of Operations
Year ended July 31, 2024 Amounts in thousands
Investment Income
Dividends (including $110,775 earned from affiliated issuers)		$656,313
Interest		33
Income from Fidelity Central Funds (including $655 from security lending)		25,181
Total income		681,527
Expenses
Management fee
Basic fee	$164,404
Performance adjustment	58,651
Transfer agent fees	17,816
Accounting fees	1,040
Custodian fees and expenses	1,643
Independent trustees' fees and expenses	133
Registration fees	143
Audit fees	397
Legal	36
Miscellaneous	318
Total expenses before reductions	244,581
Expense reductions	(1,698)
Total expenses after reductions		242,883
Net Investment income (loss)		438,644
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers (net of foreign taxes of $14,111)	3,371,534
Redemptions in-kind	1,120,660
Fidelity Central Funds	(1)
Other affiliated issuers	374,260
Foreign currency transactions	(3,623)
Total net realized gain (loss)		4,862,830
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $6,666)	(274,904)
Fidelity Central Funds	(6)
Other affiliated issuers	(518,482)
Assets and liabilities in foreign currencies	1,197
Total change in net unrealized appreciation (depreciation)		(792,195)
Net gain (loss)		4,070,635
Net increase (decrease) in net assets resulting from operations		$4,509,279
Statement of Changes in Net Assets

Amount in thousands	Year ended July 31, 2024	Year ended July 31, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$438,644	$446,838
Net realized gain (loss)	4,862,830	5,156,289
Change in net unrealized appreciation (depreciation)	(792,195)	(2,788,534)
Net increase (decrease) in net assets resulting from operations	4,509,279	2,814,593
Distributions to shareholders	(4,564,405)	(2,504,391)

Share transactions - net increase (decrease)	(188,036)	(543,038)
Total increase (decrease) in net assets	(243,162)	(232,836)

Net Assets
Beginning of period	28,126,344	28,359,180
End of period	$27,883,182	$28,126,344

Financial Highlights
Fidelity® Low-Priced Stock Fund

Years ended July 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$49.91	$49.42	$58.05	$44.78	$49.03
Income from Investment Operations
Net investment income (loss) A,B	.73	.75	.74	.58	.73
Net realized and unrealized gain (loss)	6.64	4.11	(2.86)	18.11	(.91)
Total from investment operations	7.37	4.86	(2.12)	18.69	(.18)
Distributions from net investment income	(.89)	(.55)	(.83)	(.86)	(.89)
Distributions from net realized gain	(7.17)	(3.81)	(5.68)	(4.56)	(3.19)
Total distributions	(8.06)	(4.37) C	(6.51)	(5.42)	(4.07) C
Net asset value, end of period	$49.22	$49.91	$49.42	$58.05	$44.78
Total Return D	18.19%	10.78%	(4.16)%	45.83%	(.48)%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.92%	.92%	.82%	.65%	.78%
Expenses net of fee waivers, if any	.91%	.92%	.82%	.64%	.78%
Expenses net of all reductions	.91%	.92%	.82%	.64%	.78%
Net investment income (loss)	1.61%	1.61%	1.41%	1.12%	1.64%
Supplemental Data
Net assets, end of period (in millions)	$24,853	$24,755	$24,633	$28,251	$19,517
Portfolio turnover rate G,H	23%	39%	14%	21%	9% I

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal distributions per share do not sum due to rounding.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
GPortfolio turnover rate excludes securities received or delivered in-kind.
HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
IThe portfolio turnover rate does not include the assets acquired in the merger.
Fidelity® Low-Priced Stock Fund Class K

Years ended July 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$49.86	$49.38	$58.00	$44.75	$49.01
Income from Investment Operations
Net investment income (loss) A,B	.77	.79	.79	.62	.77
Net realized and unrealized gain (loss)	6.63	4.09	(2.85)	18.09	(.91)
Total from investment operations	7.40	4.88	(2.06)	18.71	(.14)
Distributions from net investment income	(.93)	(.59)	(.88)	(.90)	(.93)
Distributions from net realized gain	(7.17)	(3.81)	(5.68)	(4.56)	(3.19)
Total distributions	(8.10)	(4.40)	(6.56)	(5.46)	(4.12)
Net asset value, end of period	$49.16	$49.86	$49.38	$58.00	$44.75
Total Return C	18.30%	10.86%	(4.07)%	45.94%	(.41)%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.83%	.84%	.74%	.56%	.69%
Expenses net of fee waivers, if any	.82%	.84%	.74%	.56%	.69%
Expenses net of all reductions	.82%	.84%	.74%	.56%	.69%
Net investment income (loss)	1.70%	1.69%	1.49%	1.20%	1.72%
Supplemental Data
Net assets, end of period (in millions)	$3,030	$3,371	$3,726	$5,426	$4,294
Portfolio turnover rate F,G	23%	39%	14%	21%	9% H

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
FPortfolio turnover rate excludes securities received or delivered in-kind.
GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
HThe portfolio turnover rate does not include the assets acquired in the merger.
Notes to Financial Statements

For the period ended July 31, 2024
(Amounts in thousands except percentages)

1. Organization.
Fidelity Low-Priced Stock Fund (the Fund) is a fund of Fidelity Puritan Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Low-Priced Stock and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Corporate bonds are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2024 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable. The Fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union (EU) countries. These additional filings are subject to various administrative proceedings by the local jurisdictions' tax authorities within the EU, as well as a number of related judicial proceedings. Income recognized for EU reclaims is included with other reclaims in the Statement of Operations in foreign tax reclaims. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds (ETFs). Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund (ETF). Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Fidelity Low-Priced Stock Fund	$1,576

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2024, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Deferred taxes on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, deferred foreign income corporations, passive foreign investment companies (PFIC), redemptions in-kind, partnerships, deferred trustee compensation, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$9,453,549
Gross unrealized depreciation	(1,095,432)
Net unrealized appreciation (depreciation)	$8,358,117
Tax Cost	$19,739,773

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$354,967
Undistributed long-term capital gain	$2,350,881
Net unrealized appreciation (depreciation) on securities and other investments	$8,348,587

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(41,501)
Long-term	(26,231)
Total capital loss carryforward	$(67,732)

Due to a merger in a prior period, approximately $67,732 of the Fund's realized capital losses are subject to limitation. Due to this limitation, the Fund will only be permitted to use approximately $680 of those capital losses per year to offset capital gains. These realized capital losses were acquired from Fidelity Event Driven Opportunities Fund when it merged into the Fund on June 19, 2020.

The tax character of distributions paid was as follows:

	July 31, 2024	July 31, 2023
Ordinary Income	$523,761	$322,518
Long-term Capital Gains	4,040,644	2,181,873
Total	$4,564,405	$2,504,391

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Low-Priced Stock Fund	6,183,921	8,735,461

Unaffiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below. The net realized gain or loss on investments delivered through in-kind redemptions is included in the "Net realized gain (loss) on: Redemptions in-kind" line in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss ($)	Total Proceeds ($)
Fidelity Low-Priced Stock Fund	34,766	1,120,660	1,519,524

Prior Fiscal Year Unaffiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below; along with realized gain or loss on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss ($)	Total Proceeds ($)
Fidelity Low-Priced Stock Fund	23,440	906,841	1,086,158
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee.

Effective March 1, 2024, the Fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (Transfer Agent and Accounting agreements). The amended contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The investment adviser or an affiliate pays certain expenses of managing and operating the Fund out of each class's management fee. Each class of the Fund pays a management fee to the investment adviser. The management fee is calculated and paid to the investment adviser every month. The management fee is determined by calculating a basic fee and then applying a performance adjustment. When determining a class's basic fee, a mandate rate is calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. A discount rate is subtracted from the mandate rate once the Fund's monthly average net assets reach a certain level. The mandate rate and discount rate may vary by class. The annual basic fee rate for a class of shares of the Fund is the lesser of (1) the class's mandate rate reduced by the class's discount rate (if applicable) or (2) the amount set forth in the following table.

Maximum Management Fee Rate %
Low-Priced Stock	.67
Class K	.59

One-twelfth of the basic fee rate for a class is applied to the average net assets of the class for the month, giving a dollar amount which is the basic fee for the class for that month. A different management fee rate may be applicable to each class of the Fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the Fund's assets, which do not vary by class. For the portion of the reporting period on or after March 1, 2024, the total annualized management fee rates were as follows:

Total Management Fee Rate %
Low-Priced Stock	.67
Class K	.59

Prior to March 1, 2024, the management fee was the sum of an individual fund fee rate that was based on an annual rate of .35% of the Fund's average net assets and an annualized group fee rate that averaged .22% during the period. The group fee rate was based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreased as assets under management increased and increased as assets under management decreased. For the portion of the reporting period prior to March 1, 2024, the total annualized management fee rate was .57%.

The performance adjustment rate is calculated monthly by comparing over the performance period the Fund's performance to that of the performance adjustment index listed below.

Performance Adjustment Index
Fidelity Low-Priced Stock Fund	Russell 2000 Index

For the purposes of calculating the performance adjustment for the Fund, the Fund's investment performance is based on the performance of Low-Priced Stock. To the extent that other classes of the Fund have higher expenses, this could result in those classes bearing a larger positive performance adjustment and smaller negative performance adjustment than would be the case if each class's own performance were considered. The performance period is the most recent 36 month period. The maximum annualized performance adjustment rate is ± .20% of the Fund's average net assets over the performance period. The performance adjustment rate is divided by twelve and multiplied by the Fund's average net assets over the performance period, and the resulting dollar amount is proportionately added to or subtracted from a class's basic fee. For the entire reporting period, the total annual performance adjustment was .22%.

Effective March 1, 2024, the Fund's sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited were amended to provide that the investment adviser pays each sub-adviser monthly fees equal to 110% of the sub-adviser's costs for providing sub-advisory services.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. Effective March 1, 2024, the Fund's management contract was amended to incorporate transfer agent services and associated fees previously covered under a separate services agreement. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

During the period December 1, 2023 through February 29, 2024, the transfer agent fees for each class were a fixed annual rate of class-level average net assets as follows:

% of Class-Level Average Net Assets
Low-Priced Stock	.1239
Class K	.0420

Prior to December 1, 2023, FIIOC received account fees and asset-based fees that varied according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class K. FIIOC received an asset-based fee of Class K's average net assets. For the portion of the reporting period prior to March 1, 2024, the fees were equivalent to the following annualized rates:

	Amount ($)	% of Class-Level Average Net Assets
Low-Priced Stock	17,051.12
Class K	765.04
	17,816

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. Effective March 1, 2024, the Fund's management contract was amended to incorporate accounting services and associated fees previously covered under a separate services agreement.

During the period December 1, 2023 through February 29, 2024, the accounting fees were a fixed annual rate of average net assets as follows:

% of Average Net Assets
Fidelity Low-Priced Stock Fund	.0065

Prior to December 1, 2023, the accounting fee was based on the level of average net assets for each month. For the portion of the reporting period prior to March 1, 2024, the fees were equivalent to the following annualized rates:

% of Average Net Assets
Fidelity Low-Priced Stock Fund	.01

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
Fidelity Low-Priced Stock Fund	85

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss)($)
Fidelity Low-Priced Stock Fund	638,208	456,987	188,385
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount ($)
Fidelity Low-Priced Stock Fund	45
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)
Fidelity Low-Priced Stock Fund	69	-A	16
A Amount is less than five-hundred dollars.
8. Expense Reductions.
During the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $1,698.
9. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended July 31, 2024	Year ended July 31, 2023
Fidelity Low-Priced Stock Fund
Distributions to shareholders
Low-Priced Stock	$4,020,428	$2,185,254
Class K	543,977	319,137
Total	$4,564,405	$2,504,391
10. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended July 31, 2024	Year ended July 31, 2023	Year ended July 31, 2024	Year ended July 31, 2023
Fidelity Low-Priced Stock Fund
Low-Priced Stock
Shares sold	46,655	45,379	$2,044,180	$2,113,858
Reinvestment of distributions	88,323	44,186	3,700,353	2,022,615
Shares redeemed	(126,027)	(92,009)	(5,619,955)	(4,306,161)
Net increase (decrease)	8,951	(2,444)	$124,578	$(169,688)
Class K
Shares sold	8,888	11,247	$398,211	$527,756
Reinvestment of distributions	13,006	6,981	543,960	319,132
Shares redeemed	(27,871)	(26,083)	(1,254,785)	(1,220,239)
Net increase (decrease)	(5,977)	(7,855)	$(312,614)	$(373,351)
11. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
12. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Puritan Trust and Shareholders of Fidelity Low-Priced Stock Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Low-Priced Stock Fund (one of the funds constituting Fidelity Puritan Trust, referred to hereafter as the "Fund") as of July 31, 2024, the related statement of operations for the year ended July 31, 2024, the statement of changes in net assets for each of the two years in the period ended July 31, 2024, including the related notes, and the financial highlights for each of the five years in the period ended July 31, 2024 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2024 and the financial highlights for each of the five years in the period ended July 31, 2024 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2024 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
September 16, 2024
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Distributions
 (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2024, $3,385,017,295, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 100% of the short-term capital gain dividend distributed in December, during the fiscal year as qualifying to be taxed as short-term capital gain dividend for nonresident alien shareholders.

The fund designates $21,174,499 of distributions paid during the fiscal year ended 2024 as qualifying to be taxed as section 163(j) interest dividends.

Low-Priced Stock designates 43%, and 56%; and Class K designates 41%, and 54%; of the dividends distributed in September and December, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Low-Priced Stock, and Class K designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2025 of amounts for use in preparing 2024 income tax returns.

Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
A special meeting of shareholders was held on July 16, 2024. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

Proposal 1
To elect a Board of Trustees.
	# of Votes	% of Votes
Bettina Doulton
Affirmative	65,110,731,692.91	94.24
Withheld	3,977,061,305.33	5.76
TOTAL	69,087,792,998.24	100.00
Robert A. Lawrence
Affirmative	64,862,479,525.74	93.88
Withheld	4,225,313,472.50	6.12
TOTAL	69,087,792,998.24	100.00
Vijay C. Advani
Affirmative	64,817,783,404.76	93.82
Withheld	4,270,009,593.49	6.18
TOTAL	69,087,792,998.24	100.00
Thomas P. Bostick
Affirmative	64,886,989,933.75	93.92
Withheld	4,200,803,064.49	6.08
TOTAL	69,087,792,998.24	100.00
Donald F. Donahue
Affirmative	64,848,204,109.00	93.86
Withheld	4,239,588,889.24	6.14
TOTAL	69,087,792,998.24	100.00
Vicki L. Fuller
Affirmative	64,995,466,255.60	94.08
Withheld	4,092,326,742.65	5.92
TOTAL	69,087,792,998.24	100.00
Patricia L. Kampling
Affirmative	65,085,124,704.84	94.21
Withheld	4,002,668,293.40	5.79
TOTAL	69,087,792,998.24	100.00
Thomas A. Kennedy
Affirmative	64,964,358,187.70	94.03
Withheld	4,123,434,810.54	5.97
TOTAL	69,087,792,998.24	100.00
Oscar Munoz
Affirmative	64,740,772,159.72	93.71
Withheld	4,347,020,838.53	6.29
TOTAL	69,087,792,998.24	100.00
Karen B. Peetz
Affirmative	64,944,559,251.25	94.00
Withheld	4,143,233,746.99	6.00
TOTAL	69,087,792,998.24	100.00
David M. Thomas
Affirmative	64,792,568,989.40	93.78
Withheld	4,295,224,008.84	6.22
TOTAL	69,087,792,998.24	100.00
Susan Tomasky
Affirmative	64,843,909,948.98	93.86
Withheld	4,243,883,049.26	6.14
TOTAL	69,087,792,998.24	100.00
Michael E. Wiley
Affirmative	64,839,438,084.90	93.85
Withheld	4,248,354,913.34	6.15
TOTAL	69,087,792,998.24	100.00

Proposal 1 reflects trust-wide proposal and voting results.

Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
Note: This information is disclosed as part of the financial statements for each Fund as part of Item 7: Financial Statements and Financial Highlights for Open-End Management Investment companies.

Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
Board Approval of Investment Advisory Contracts and Management Fees
Fidelity Low-Priced Stock Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Trustees), requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its May 2024 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and the total expense ratio of a representative class (the retail class, which was selected because it was the largest class); (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that the fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the fund, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, shareholder, transfer agency, and pricing and bookkeeping services performed by the Investment Advisers and their affiliates under the Advisory Contracts; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending under a separate agreement.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials, and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year, relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also considered information about performance attribution. In its ongoing evaluation of fund investment performance, the Board gives particular attention to information indicating changes in performance of the funds over different time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. The Board considered that, effective March 1, 2024, an amended Advisory Contract with FMR went into effect with class-level management fees based on tiered schedules and subject to a maximum class-level rate (the management fee). The Board also considered that in exchange for the variable management fee, each class of the fund receives investment advisory, management, administrative, transfer agent, and pricing and bookkeeping services. In its review of the management fee and total expense ratio of the retail class, the Board considered a pro forma management fee rate for the retail class as if it had been in effect for the 12-month period ended September 30, 2023, as well as other third-party fund expenses, as applicable, such as custodial, legal, and audit fees. The Board noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. The Board also considered information about the impact of the fund's performance adjustment.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "mapped groups") that were compiled by Fidelity based on combining similar investment objective categories (as classified by Morningstar) that have comparable investment mandates. The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps and without taking into account the fund's performance adjustment) relative to the total universe of funds within the mapped group; (ii) gross management fee comparisons relative to a subset of non-Fidelity funds in the mapped group that are similar in size and management fee structure to the fund (referred to as the "asset size peer group"); (iii) total expense comparisons of the retail class of the fund relative to funds and classes in the mapped group that have a similar sales load structure to the retail class of the fund (referred to as the "similar sales load structure group"); and (iv) total expense comparisons of the retail class of the fund relative to funds and classes in the similar sales load structure group that are similar in size and management fee structure to the fund (referred to as the "total expense asset size peer group"). The total expense asset size peer group comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.
The information provided to the Board indicated that the fund's management fee rate ranked below the competitive median of the mapped group for the 12-month period ended September 30, 2023 and above the competitive median of the asset size peer group for the 12-month period ended September 30, 2023. Further, the information provided to the Board indicated that the total expense ratio of the retail class of the fund ranked below the competitive median of the similar sales load structure group for the 12-month period ended September 30, 2023 and below the competitive median of the total expense asset size peer group for the 12-month period ended September 30, 2023. The Board considered that Fidelity believes that management fee comparisons are particularly unhelpful in the context of this fund and that total expense comparisons are more useful. The Board noted that the total expense ratio of the representative class ranked below the competitive median.
The Board noted that a different variable management fee rate is applicable to each class of the fund. The Board considered that the difference in management fee rates between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses and not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund's assets, which do not vary by class.
The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period (a rolling 36-month period) exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior long-term performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.
In connection with its consideration of the fund's performance adjustment, the Board noted that the performance of the retail class is used for purposes of determining the performance adjustment. The Board noted that to the extent the performance adjustment was based on the performance of a share class with higher total annual operating expenses, the fund would be subject to a smaller positive and larger negative performance adjustment. The Board considered the appropriateness of the use of the retail class as the basis for the performance adjustment. The Board noted that the retail class is typically the largest class (reflecting the actual investment experience for the plurality of shareholders), employs a standard expense structure, and does not include fund-paid 12b-1 fees, which Fidelity believes makes it a more appropriate measurement of Fidelity's investment skill.
Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.
Based on its review, the Board concluded that the fund's management fee, including the use of the retail class as the basis for the performance adjustment, is fair and reasonable in light of the services that the fund receives and the other factors considered. Further, based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.
The Board recognized that the fund's management contract incorporates a variable management fee structure, which provides breakpoints as a way to share, in part, any potential economies of scale that may exist at the asset class level and through a discount that considers both fund size and total assets of the four applicable asset classes. The Board considered that the variable management fee is designed to deliver the benefits of economies of scale to fund shareholders even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all funds subject to the variable management fee, and all such funds benefit if those costs can be allocated among more assets. The Board concluded that, given the variable management fee structure, fund shareholders will benefit from lower management fees due to the application of the breakpoints and discount factor, regardless of whether Fidelity achieves any such economies of scale.
The Board concluded, taking into account the analysis of the committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including but not limited to: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) the operation of performance fees and the rationale for implementing performance fees on certain categories of funds but not others; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) the variable management fee implemented for certain funds effective March 1, 2024; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through May 31, 2025.

1.536378.127
LPS-ANN-0924
Fidelity® Low-Priced Stock K6 Fund

Annual Report
July 31, 2024
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2024 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® Low-Priced Stock K6 Fund
Schedule of Investments July 31, 2024
Showing Percentage of Net Assets
Common Stocks - 95.8%
	Shares	Value ($)
COMMUNICATION SERVICES - 1.0%
Diversified Telecommunication Services - 0.1%
AT&T, Inc.	49,363	950,238
Liberty Latin America Ltd. Class C (a)	284,988	3,020,873
		3,971,111
Entertainment - 0.1%
GungHo Online Entertainment, Inc.	63,297	1,237,166
International Games Systems Co. Ltd.	113,400	2,605,809
		3,842,975
Interactive Media & Services - 0.2%
Cars.com, Inc. (a)	387,276	7,985,631
JOYY, Inc. ADR	26,482	881,586
New Work SE	3,755	268,214
		9,135,431
Media - 0.6%
Comcast Corp. Class A	271,530	11,206,043
Nexstar Media Group, Inc.	19,674	3,635,558
Pico Far East Holdings Ltd.	2,672,308	588,309
Reach PLC	715,600	971,456
RKB Mainichi Broadcasting Corp.	3,620	120,582
Thryv Holdings, Inc. (a)	75,034	1,461,662
Trenders, Inc. (b)	19,009	127,272
WPP PLC	845,473	8,155,503
		26,266,385
TOTAL COMMUNICATION SERVICES		43,215,902
CONSUMER DISCRETIONARY - 14.2%
Automobile Components - 1.9%
Adient PLC (a)	563,284	14,510,196
Amotiv Ltd.	12,088	85,452
Aptiv PLC (a)	88,305	6,127,484
Autoliv, Inc.	81,146	8,207,106
Brembo N.V.	160,436	1,799,868
Cie Automotive SA	208,261	6,085,543
DaikyoNishikawa Corp.	62,693	292,948
LCI Industries	168,656	19,680,469
Lear Corp.	110,843	13,527,280
Motonic Corp.	106,204	668,335
Patrick Industries, Inc.	37,079	4,748,337
PT Selamat Sempurna Tbk	7,185,000	910,277
SNT Holdings Co. Ltd.	126,832	2,166,660
Yutaka Giken Co. Ltd.	19,924	284,619
		79,094,574
Automobiles - 0.8%
General Motors Co.	237,297	10,517,003
Harley-Davidson, Inc.	356,482	13,368,075
Isuzu Motors Ltd.	177,429	2,400,105
Kabe Husvagnar AB (B Shares)	41,268	1,418,091
Mercedes-Benz Group AG (Germany)	32,277	2,133,654
Stellantis NV (b)	129,497	2,161,305
		31,998,233
Broadline Retail - 1.6%
ASKUL Corp.	427,221	6,071,583
B&M European Value Retail SA	1,224,667	7,369,629
eBay, Inc.	102,385	5,693,630
Europris ASA (c)	384,434	2,295,554
Gwangju Shinsegae Co. Ltd.	40,797	872,654
Kohl's Corp.	392,917	8,510,582
Macy's, Inc.	176,013	3,041,505
Max Stock Ltd.	184,216	421,898
Next PLC	220,067	25,670,993
Rusta AB	448,734	3,111,203
Vipshop Holdings Ltd. ADR	148,860	2,030,450
		65,089,681
Distributors - 0.5%
Arata Corp.	138,196	3,316,409
Autohellas SA	24,106	309,412
Central Automotive Products Ltd.	34,354	1,143,184
Inchcape PLC	931,394	10,093,691
PALTAC Corp.	182,448	5,642,546
		20,505,242
Diversified Consumer Services - 0.5%
Aucnet, Inc.	28,143	454,631
Cross-Harbour Holdings Ltd.	258,777	238,478
Frontdoor, Inc. (a)	76,371	3,013,600
Gakkyusha Co. Ltd.	25,289	358,558
H&R Block, Inc.	158,590	9,188,705
JP-Holdings, Inc.	117,217	478,085
Laureate Education, Inc.	235,380	3,648,390
ME Group International PLC	996,818	2,475,780
		19,856,227
Hotels, Restaurants & Leisure - 0.4%
Betsson AB (B Shares)	476,364	5,668,755
Hollywood Bowl Group PLC	484,753	2,072,054
Ibersol SGPS SA	177,130	1,338,059
J.D. Wetherspoon PLC (a)	240,142	2,304,554
MTY Food Group, Inc.	118,858	3,922,189
		15,305,611
Household Durables - 3.0%
Barratt Developments PLC	2,706,176	18,320,017
Bellway PLC	537,599	19,807,224
Chervon Holdings Ltd.	1,655,191	3,787,967
Cuckoo Holdings Co. Ltd.	76,940	1,241,339
D.R. Horton, Inc.	34,573	6,220,720
Emak SpA	491,073	538,904
First Juken Co. Ltd.	156,408	1,143,265
FJ Next Co. Ltd.	152,266	1,349,816
Gree Electric Appliances, Inc. of Zhuhai (A Shares)	1,165,646	6,461,325
Helen of Troy Ltd. (a)	192,280	11,365,671
JM AB (B Shares)	205,401	3,993,248
Open House Group Co. Ltd.	81,579	2,918,884
Pressance Corp. (b)	399,681	5,461,413
Tempur Sealy International, Inc.	218,856	11,457,112
Token Corp.	35,970	2,852,532
TopBuild Corp. (a)	15,724	7,524,563
Vistry Group PLC (a)	1,163,785	20,706,077
ZAGG, Inc. rights (a)(d)	384	0
		125,150,077
Leisure Products - 0.3%
BRP, Inc.	63,839	4,625,224
Brunswick Corp.	95,115	7,747,117
Roland Corp.	49,925	1,303,072
		13,675,413
Specialty Retail - 3.0%
Academy Sports & Outdoors, Inc.	222,854	12,049,716
Advance Auto Parts, Inc.	110,610	7,004,931
Arcland Sakamoto Co. Ltd.	143,693	1,745,745
AutoZone, Inc. (a)	3,221	10,093,615
BHG Group AB (a)	572,936	844,756
BMTC Group, Inc.	330,899	3,137,267
Dick's Sporting Goods, Inc.	60,068	12,995,712
Dunelm Group PLC	114,066	1,808,041
Formosa Optical Technology Co. Ltd.	161,000	471,902
Fuji Corp.	63,812	900,494
Goldlion Holdings Ltd.	3,198,047	405,238
Hallenstein Glassons Holding Ltd.	70,293	247,662
Hamee Corp.	79,195	602,665
Handsman Co. Ltd.	27,594	151,596
IA Group Corp.	8,321	197,187
JD Sports Fashion PLC	7,380,229	12,485,752
Jumbo SA	1,003,418	26,888,101
K's Holdings Corp.	72,806	788,057
Kid ASA (c)	8,347	100,679
Leon's Furniture Ltd.	39,394	781,802
Maisons du Monde SA (c)	112,084	445,182
Mr. Bricolage SA (a)	78,419	678,952
Nafco Co. Ltd.	256,639	5,139,461
Pets At Home Group PLC	1,312,564	5,176,841
Sally Beauty Holdings, Inc. (a)	1,051,291	12,037,282
Sportsman's Warehouse Holdings, Inc. (a)	363,396	926,660
Syuppin Co. Ltd.	38,046	370,289
The Hour Glass Ltd.	241,024	284,894
Valvoline, Inc. (a)	1,291	60,032
WH Smith PLC	276,109	4,685,365
Williams-Sonoma, Inc.	16,937	2,619,815
		126,125,691
Textiles, Apparel & Luxury Goods - 2.2%
Best Pacific International Holdings Ltd.	5,151,533	1,496,762
Crocs, Inc. (a)	6,570	882,811
Deckers Outdoor Corp. (a)	563	519,441
Dr. Martens Ltd.	1,714,760	1,565,131
Embry Holdings Ltd. (a)	217,516	8,491
Gildan Activewear, Inc.	429,716	17,498,014
Handsome Co. Ltd.	217,100	2,767,261
Kontoor Brands, Inc.	162,261	11,382,609
Levi Strauss & Co. Class A	509,796	9,344,561
Oxford Industries, Inc.	50,056	5,272,398
PVH Corp.	116,896	11,922,223
Sun Hing Vision Group Holdings Ltd.	1,788,449	144,214
Texwinca Holdings Ltd.	3,746,181	450,720
VF Corp. (b)	554,202	9,399,266
Victory City International Holdings Ltd. (a)(d)	4,590,144	170,379
Wolverine World Wide, Inc.	797,027	11,851,791
Youngone Corp.	39,664	1,124,951
Youngone Holdings Co. Ltd.	109,795	6,500,540
		92,301,563
TOTAL CONSUMER DISCRETIONARY		589,102,312
CONSUMER STAPLES - 6.8%
Beverages - 0.8%
A.G. Barr PLC	308,667	2,555,436
Britvic PLC	398,787	6,505,663
Primo Water Corp.	972,914	21,336,004
Viva Wine Group AB	342,900	1,476,085
		31,873,188
Consumer Staples Distribution & Retail - 4.4%
Acomo NV	17,292	323,008
Alimentation Couche-Tard, Inc. (multi-vtg.)	357,065	22,011,228
Atacadao SA	1,749,300	2,863,877
Belc Co. Ltd.	152,688	6,400,859
BJ's Wholesale Club Holdings, Inc. (a)	143,299	12,604,580
Corporativo Fragua S.A.B. de CV (b)	42,293	2,233,713
Cosmos Pharmaceutical Corp.	130,754	11,708,988
Create SD Holdings Co. Ltd.	440,884	9,918,087
Eurocash SA (a)	329,600	972,909
G-7 Holdings, Inc.	196,469	2,226,924
Genky DrugStores Co. Ltd.	305,983	7,036,557
Halows Co. Ltd.	179,288	5,487,370
MARR SpA	9,186	114,527
MARR SpA	1,869	23,302
Metro, Inc.	1,019,466	60,710,893
North West Co., Inc.	9,554	309,390
Performance Food Group Co. (a)	103,768	7,159,992
Sprouts Farmers Market LLC (a)	236,540	23,627,981
YAKUODO Holdings Co. Ltd.	19,831	375,294
Yaoko Co. Ltd.	109,248	6,688,117
		182,797,596
Food Products - 1.2%
Armanino Foods of Distinction	175,009	972,175
Axyz Co. Ltd.	2,538	49,877
Carr's Group PLC	706,751	1,271,989
Century Pacific Food, Inc.	2,839,946	1,679,577
Delfi Ltd.	391,362	245,937
Food Empire Holdings Ltd.	2,227,850	1,683,346
Gruma S.A.B. de CV Series B	62,532	1,169,081
Inghams Group Ltd.	731,779	1,804,122
Ingredion, Inc.	6,081	756,294
Lamb Weston Holdings, Inc.	286,446	17,192,489
Nomad Foods Ltd.	348,780	6,665,186
Ottogi Corp.	10,773	3,429,013
Pacific Andes International Holdings Ltd. (a)(d)	3,104,000	4
Pacific Andes Resources Development Ltd. (a)(d)	1,379,862	10
Pickles Holdings Co. Ltd.	44,955	340,002
Rocky Mountain Chocolate Factory, Inc. (a)	70,042	132,379
S Foods, Inc.	118,797	2,377,447
Sunjin Co. Ltd.	241,400	1,210,710
Sunjuice Holdings Co. Ltd.	22,000	120,132
Tate & Lyle PLC	986,685	8,339,946
		49,439,716
Household Products - 0.0%
Transaction Co. Ltd. (b)	68,005	817,122
Personal Care Products - 0.3%
Edgewell Personal Care Co.	18,822	736,881
Hengan International Group Co. Ltd.	1,510,785	4,718,272
Sarantis SA	478,010	5,680,243
TCI Co. Ltd.	41,000	179,808
		11,315,204
Tobacco - 0.1%
KT&G Corp.	62,680	4,269,300
Scandinavian Tobacco Group A/S (c)	133,490	1,955,288
		6,224,588
TOTAL CONSUMER STAPLES		282,467,414
ENERGY - 8.0%
Energy Equipment & Services - 0.5%
Cactus, Inc.	189,826	11,981,817
John Wood Group PLC (a)	2,557,257	6,706,463
PHX Energy Services Corp.	152,032	1,163,929
Total Energy Services, Inc.	163,618	1,161,378
Vallourec SA (a)	47,890	776,398
		21,789,985
Oil, Gas & Consumable Fuels - 7.5%
Antero Resources Corp. (a)	650,450	18,876,059
Cenovus Energy, Inc. (Canada)	1,415,542	28,523,071
China Petroleum & Chemical Corp. (H Shares)	12,380,830	7,955,070
Chord Energy Corp.	218,869	37,571,053
Civitas Resources, Inc.	262,857	18,336,904
CNX Resources Corp. (a)	220,502	5,836,688
Diamondback Energy, Inc.	69,309	14,021,904
Energy Transfer LP	97,481	1,586,016
Enterprise Products Partners LP	249,345	7,196,097
INPEX Corp.	27,129	418,912
Iwatani Corp.	12,454	796,597
NACCO Industries, Inc. Class A	2,795	84,157
Northern Oil & Gas, Inc.	333,628	14,409,393
Oil & Natural Gas Corp. Ltd.	988,169	3,944,282
Oil India Ltd.	954,700	6,585,471
Ovintiv, Inc.	817,275	37,954,251
Parkland Corp.	308,374	8,650,509
Petronet LNG Ltd.	1,685,100	7,416,406
Range Resources Corp.	692,538	21,627,962
Scorpio Tankers, Inc.	11,000	843,480
Shell PLC (London)	117,973	4,301,754
Southwestern Energy Co. (a)	1,962,026	12,655,068
TotalEnergies SE sponsored ADR (b)	737,580	49,993,172
Unit Corp.	21,716	779,822
		310,364,098
TOTAL ENERGY		332,154,083
FINANCIALS - 17.4%
Banks - 7.1%
ACNB Corp. (b)	54,384	2,255,848
AIB Group PLC	1,038,699	5,957,900
Associated Banc-Corp.	652,645	14,997,782
Bank of Ireland Group PLC	500,822	5,677,603
Bankinter SA	93,342	796,841
Bar Harbor Bankshares	84,537	2,701,803
Cadence Bank	597,680	19,645,742
Camden National Corp.	43,193	1,800,284
Central Pacific Financial Corp.	18,652	486,631
Citigroup, Inc.	139,413	9,045,115
Community Trust Bancorp, Inc.	9,391	476,312
East West Bancorp, Inc.	122,257	10,745,168
Eurobank Ergasias Services and Holdings SA	1,785,157	4,091,947
First Bancorp, Puerto Rico	375,744	8,059,709
First Foundation, Inc.	2,988	20,916
FNB Corp., Pennsylvania	896,266	13,748,720
Greene County Bancorp, Inc.	29,325	1,063,031
Intercorp Financial Services, Inc.	80,150	1,824,214
KeyCorp	706,961	11,403,281
National Bank of Greece SA	423,045	3,713,086
Nicolet Bankshares, Inc.	30,593	3,076,432
Oak Valley Bancorp Oakdale California	16,201	461,242
OFG Bancorp	13,786	626,160
Plumas Bancorp	24,688	1,068,250
QCR Holdings, Inc.	79,970	6,112,907
Southern Missouri Bancorp, Inc.	39,197	2,242,068
Spar Nord Bank A/S	67,666	1,379,737
Sparebank 1 Oestlandet	301,127	4,152,619
Sparebank 1 Sr Bank ASA (primary capital certificate)	175,332	2,252,997
Sparebanken Nord-Norge	320,909	3,173,618
Synovus Financial Corp.	479,771	22,429,294
The First Bancorp, Inc.	23,060	649,139
U.S. Bancorp	310,942	13,955,077
Union Bankshares, Inc. (b)	16,960	410,432
United Community Bank, Inc.	471,500	14,592,925
Unity Bancorp, Inc.	8,386	290,323
Washington Trust Bancorp, Inc.	99,208	3,175,648
Webster Financial Corp.	200,279	9,937,844
Wells Fargo & Co.	1,149,025	68,183,144
West Bancorp., Inc.	102,932	2,134,810
Wintrust Financial Corp.	133,241	14,416,676
		293,233,275
Capital Markets - 2.6%
ABG Sundal Collier ASA	730,434	440,513
Antin Infrastructure Partners SA	163,452	2,214,737
Azimut Holding SpA	15,181	380,510
Banca Generali SpA	54,023	2,350,349
Bank of New York Mellon Corp.	14,910	970,194
DWS Group GmbH & Co. KGaA (c)	19,961	756,098
Federated Hermes, Inc.	370,447	12,717,446
Korea Ratings Corp.	10,600	670,920
Lazard, Inc. Class A	380,912	18,729,443
LPL Financial	36,535	8,093,233
Patria Investments Ltd.	34,851	453,412
Rathbone Brothers PLC	404,810	10,012,563
Raymond James Financial, Inc.	230,320	26,717,120
SEI Investments Co.	1,010	68,518
Stifel Financial Corp.	171,220	15,182,077
Van Lanschot Kempen NV (Bearer)	120,530	5,211,222
Vontobel Holdings AG	35,330	2,318,437
		107,286,792
Consumer Finance - 0.9%
Aeon Credit Service (Asia) Co. Ltd.	2,012,873	1,468,526
Discover Financial Services	177,476	25,554,769
OneMain Holdings, Inc.	176,493	9,223,524
		36,246,819
Financial Services - 1.8%
ASAX Co. Ltd.	2,253	11,580
Corpay, Inc. (a)	88,034	25,690,082
Enact Holdings, Inc.	28,911	983,841
Essent Group Ltd.	234,623	14,743,709
EVERTEC, Inc.	373,712	12,881,853
Far East Horizon Ltd.	455,216	310,553
Federal Agricultural Mortgage Corp.:
Class A (multi-vtg.) (b)	645	106,148
Class C (non-vtg.)	45,490	9,380,948
Fuyo General Lease Co. Ltd.	16,443	1,354,472
Nice Information & Telecom, Inc.	46,280	684,171
Tokyo Century Corp.	77,156	831,279
Zenkoku Hosho Co. Ltd.	224,494	9,334,623
		76,313,259
Insurance - 5.0%
American Financial Group, Inc.	106,981	14,010,232
ASR Nederland NV	265,757	13,336,731
Aub Group Ltd.	34,039	718,546
Db Insurance Co. Ltd.	24,290	1,959,457
Direct Line Insurance Group PLC	6,995,387	16,951,654
First American Financial Corp.	102,340	6,199,757
Grupo Catalana Occidente SA	61,763	2,673,720
Hartford Financial Services Group, Inc.	84,497	9,372,407
Hiscox Ltd.	42,447	693,556
NN Group NV	158,943	7,971,224
Primerica, Inc.	57,303	14,427,176
Qualitas Controladora S.A.B. de CV	116,537	1,074,235
Reinsurance Group of America, Inc.	193,879	43,706,143
Selective Insurance Group, Inc.	200,239	18,085,586
Stewart Information Services Corp.	72,264	5,109,065
Talanx AG	34,922	2,655,052
The Travelers Companies, Inc.	3,486	754,510
Unum Group	808,408	46,507,712
		206,206,763
TOTAL FINANCIALS		719,286,908
HEALTH CARE - 10.9%
Biotechnology - 0.4%
Essex Bio-Technology Ltd.	1,230,042	392,021
Gilead Sciences, Inc.	188,898	14,367,582
Regeneron Pharmaceuticals, Inc. (a)	768	828,818
United Therapeutics Corp. (a)	4,938	1,547,026
		17,135,447
Health Care Equipment & Supplies - 0.8%
Dentsply Sirona, Inc.	402,303	10,918,503
Embecta Corp.	275,281	4,313,653
Fukuda Denshi Co. Ltd.	202,991	9,173,586
InBody Co. Ltd.	85,500	1,504,282
Interojo Co. Ltd. (d)	15,800	287,212
Nakanishi, Inc.	50,238	873,267
Prim SA	128,489	1,508,771
Techno Medica Co. Ltd.	3,243	38,837
Utah Medical Products, Inc.	24,059	1,674,506
Value Added Technology Co. Ltd.	63,387	1,189,267
Vieworks Co. Ltd.	43,800	844,159
Zimmer Biomet Holdings, Inc.	3,926	437,160
		32,763,203
Health Care Providers & Services - 8.2%
Centene Corp. (a)	398,559	30,657,158
Ci Medical Co. Ltd.	70,328	464,769
Cigna Group	126,016	43,937,999
CVS Health Corp.	291,932	17,612,258
Elevance Health, Inc.	94,312	50,176,813
Henry Schein, Inc. (a)	161,328	11,605,936
Hi-Clearance, Inc.	263,882	1,122,327
Humana, Inc.	58,104	21,010,987
Labcorp Holdings, Inc.	88,149	18,990,821
Medica Sur SA de CV	148,363	285,641
Quest Diagnostics, Inc.	57,233	8,144,256
Select Medical Holdings Corp.	16,362	650,553
Ship Healthcare Holdings, Inc.	250,290	3,842,776
Sinopharm Group Co. Ltd. (H Shares)	5,484,788	12,889,113
UnitedHealth Group, Inc.	121,094	69,769,525
Universal Health Services, Inc. Class B	207,089	44,267,345
WIN-Partners Co. Ltd.	313,422	2,581,775
		338,010,052
Health Care Technology - 0.0%
Software Service, Inc.	6,159	576,822
Life Sciences Tools & Services - 0.6%
ICON PLC (a)	74,325	24,411,303
Pharmaceuticals - 0.9%
China Medical System Holdings Ltd.	1,504,706	1,248,007
Consun Pharmaceutical Group Ltd.	504,521	361,624
Dai Han Pharmaceutical Co. Ltd.	50,300	1,035,531
Dawnrays Pharmaceutical Holdings Ltd.	9,506,458	1,387,120
DongKook Pharmaceutical Co. Ltd.	180,280	2,321,625
Faes Farma SA	491,182	1,884,457
Genomma Lab Internacional SA de CV	284,651	293,956
Granules India Ltd.	73,527	553,333
Huons Co. Ltd.	78,866	1,879,832
Hypera SA (a)	799,200	4,069,369
Jazz Pharmaceuticals PLC (a)	2,809	309,692
Korea United Pharm, Inc.	4,980	83,982
Kwang Dong Pharmaceutical Co. Ltd.	450,892	2,198,847
Recordati SpA	79,987	4,358,595
Sanofi SA	141,516	14,589,243
Sanofi SA sponsored ADR	4,071	210,919
Syngen Biotech Co. Ltd.	35,000	170,815
		36,956,947
TOTAL HEALTH CARE		449,853,774
INDUSTRIALS - 15.9%
Aerospace & Defense - 0.9%
Cadre Holdings, Inc.	200,557	7,360,442
Huntington Ingalls Industries, Inc.	78,733	22,043,665
Leonardo DRS, Inc. (a)	56,137	1,583,063
QinetiQ Group PLC	361,867	2,247,837
Rheinmetall AG	3,462	1,887,612
V2X, Inc. (a)	59,535	3,103,560
		38,226,179
Air Freight & Logistics - 0.4%
AIT Corp.	20,856	270,089
AZ-Com Maruwa Holdings, Inc.	36,817	319,496
Compania de Distribucion Integral Logista Holdings SA	163,759	4,841,874
Hamakyorex Co. Ltd.	158,491	5,051,864
Radiant Logistics, Inc. (a)	31,402	195,320
SENKO Co. Ltd.	63,487	488,215
Sinotrans Ltd. (H Shares)	4,557,269	2,117,395
Trancom Co. Ltd.	50,662	2,259,085
		15,543,338
Building Products - 1.0%
Builders FirstSource, Inc. (a)	65,727	11,000,728
Hayward Holdings, Inc. (a)	1,374,482	20,328,589
Inwido AB	2,444	40,371
Janus International Group, Inc. (a)	381,515	5,501,446
Kondotec, Inc.	203,625	1,886,663
Nihon Dengi Co. Ltd.	39,355	1,549,978
Nihon Flush Co. Ltd.	143,122	888,511
Sekisui Jushi Corp.	16,842	284,888
		41,481,174
Commercial Services & Supplies - 1.4%
Aeon Delight Co. Ltd.	25,318	661,660
AJIS Co. Ltd.	91,126	1,461,130
Brady Corp. Class A	122,082	8,742,292
Civeo Corp.	140,998	3,835,146
CoreCivic, Inc. (a)	442,780	6,172,353
CTS Co. Ltd.	41,732	232,053
Fursys, Inc.	30,878	990,727
Lion Rock Group Ltd.	1,926,506	362,475
Mitie Group PLC	6,017,222	9,375,353
Pilot Corp.	593	17,924
Prestige International, Inc.	353,401	1,684,378
Prosegur Compania de Seguridad SA (Reg.)	36,900	68,529
S1 Corp.	98,710	4,057,099
Societe BIC SA	5,261	330,236
Takkt AG	230,310	2,667,007
The GEO Group, Inc. (a)	179,216	2,598,632
VSE Corp.	150,317	13,376,710
		56,633,704
Construction & Engineering - 0.6%
Boustead Singapore Ltd.	735,764	550,433
Bowman Consulting Group Ltd. (a)	76,011	2,715,113
Dai-Dan Co. Ltd.	25,225	522,837
Daiichi Kensetsu Corp.	138,352	2,182,342
EMCOR Group, Inc.	34,980	13,132,891
Fuji Furukawa Engineering & Construction Co. Ltd.	1,810	76,965
Geumhwa PSC Co. Ltd.	6,177	115,216
Mirait One Corp.	40,876	583,923
Nippon Rietec Co. Ltd.	19,117	160,919
Norconsult A/S	159,078	479,686
Raiznext Corp.	459,834	5,697,086
Sinopec Engineering Group Co. Ltd. (H Shares)	10,542	6,720
United Integrated Services Co.	32,200	338,810
		26,562,941
Electrical Equipment - 1.2%
Acuity Brands, Inc.	90,060	22,636,581
Aichi Electric Co. Ltd.	46,555	1,354,960
Allient, Inc.	27,043	782,624
AQ Group AB	544,942	7,258,294
Chiyoda Integre Co. Ltd.	42,246	956,002
GrafTech International Ltd.	2,421,227	1,859,744
Korea Electric Terminal Co. Ltd.	59,986	2,693,215
nVent Electric PLC	62,968	4,573,366
Sensata Technologies PLC	51,901	2,023,620
TKH Group NV (bearer) (depositary receipt)	126,810	5,544,501
Vitzrocell Co. Ltd.	12,100	177,111
Volex PLC	177,729	809,960
		50,669,978
Ground Transportation - 0.6%
Proficient Auto Logistics, Inc.	208,468	4,200,630
Sakai Moving Service Co. Ltd.	327,527	5,835,383
Stef SA	36,147	5,249,916
Universal Logistics Holdings, Inc.	192,784	8,295,496
		23,581,425
Industrial Conglomerates - 0.5%
DCC PLC (United Kingdom)	247,566	17,058,654
Metlen Energy & Metals SA	85,567	3,378,226
		20,436,880
Machinery - 3.0%
Aalberts Industries NV	613,579	23,440,819
Allison Transmission Holdings, Inc.	9,907	877,661
Beijer Alma AB (B Shares)	206,033	4,213,314
Crane Co.	52,707	8,455,257
Daiwa Industries Ltd.	107,816	1,140,739
EnPro Industries, Inc.	63,780	10,902,553
ESAB Corp.	98,699	10,027,818
Estic Corp.	47,401	292,687
Haitian International Holdings Ltd.	979,096	2,838,468
Hillenbrand, Inc.	486,751	21,528,997
Hosokawa Micron Corp.	13,902	379,555
Hy-Lok Corp.	11,000	224,852
IHI Corp.	22,281	812,825
ITT, Inc.	48,059	6,798,426
JOST Werke AG (c)	9,635	435,869
Luxfer Holdings PLC sponsored	92,263	1,193,883
Miller Industries, Inc.	46,729	3,174,768
Mincon Group PLC	214,648	92,921
Nadex Co. Ltd.	86,207	643,366
Precision Tsugami China Corp. Ltd.	131,167	161,674
Semperit AG Holding	173	2,007
Shinwa Co. Ltd.	12,305	219,889
SIMPAC, Inc.	127,420	350,226
Stabilus Se	9,059	443,636
Takeuchi Manufacturing Co. Ltd.	67,016	2,183,092
Teikoku Electric Manufacturing Co. Ltd.	7,217	130,075
Terex Corp.	168,829	10,680,123
Timken Co.	104,438	9,080,884
TK Group Holdings Ltd.	955,332	227,435
Tocalo Co. Ltd.	300,840	3,980,274
Trinity Industrial Corp.	141,565	1,089,579
Yamada Corp.	7,840	314,008
		126,337,680
Marine Transportation - 0.1%
Irish Continental Group PLC unit	636,620	3,706,723
SITC International Holdings Co. Ltd.	981,236	2,185,311
		5,892,034
Passenger Airlines - 0.1%
Jet2 PLC	209,014	3,815,511
Professional Services - 3.0%
Altech Corp.	42,152	756,628
Artner Co. Ltd. (b)	29,213	365,443
Barrett Business Services, Inc.	98,440	3,587,154
CACI International, Inc. (a)	27,313	12,604,403
Careerlink Co. Ltd.	22,058	361,486
Concentrix Corp.	249,853	17,614,637
Creek & River Co. Ltd.	1,839	17,923
E-Credible Co. Ltd.	27,075	243,119
Gakujo Co. Ltd.	34,773	441,263
Genpact Ltd.	613,457	21,268,554
Hito Communications Holdings, Inc.	22,330	142,204
HRnetgroup Ltd.	563,973	286,902
IFIS Japan Ltd.	22,923	91,199
KBR, Inc.	311,066	20,713,885
Leidos Holdings, Inc.	5,335	770,374
Maximus, Inc.	206,130	19,147,416
Multiconsult A/S (c)	29,552	452,329
Open Up Group, Inc.	12,485	181,351
Persol Holdings Co. Ltd.	1,367,704	2,360,078
Quick Co. Ltd.	132,113	1,916,368
Science Applications International Corp.	67,337	8,376,723
Synergie SA	15,328	539,134
Verra Mobility Corp. (a)	305,124	9,193,386
WDB Holdings Co. Ltd.	106,152	1,305,952
Will Group, Inc.	132,026	918,334
Wilmington PLC	330,292	1,677,197
		125,333,442
Trading Companies & Distributors - 3.0%
AerCap Holdings NV	32,454	3,049,053
Alligo AB (B Shares)	29,510	387,985
Beacon Roofing Supply, Inc. (a)	149,137	15,331,284
Bergman & Beving AB (B Shares)	50,225	1,486,696
Bossard Holding AG (b)	9,440	2,403,691
Chori Co. Ltd.	152,234	3,856,534
Core & Main, Inc. (a)	283,075	15,136,020
Ferguson PLC	48,104	10,710,356
Global Industrial Co.	172,938	6,032,077
Goodfellow, Inc.	128,159	1,316,260
Green Cross Co. Ltd.	59,623	515,415
Horizon Construction Development Ltd. (a)	88,101	16,802
Inaba Denki Sangyo Co. Ltd.	46,654	1,233,269
Itochu Corp.	401,458	20,588,154
Kamei Corp.	20,649	312,206
KS Energy Services Ltd. (d)	921,857	7
Lumax International Corp. Ltd.	148,200	537,877
Mitani Shoji Co. Ltd.	383,793	4,242,590
Momentum Group Komponenter & Tjanster AB	226,416	3,822,509
Parker Corp.	207,246	1,189,757
Richelieu Hardware Ltd.	87,894	2,596,109
RS GROUP PLC	1,323,492	13,917,576
Rush Enterprises, Inc. Class A	12,263	625,536
Sanyo Trading Co. Ltd.	15,939	161,193
Senshu Electric Co. Ltd.	158,571	5,440,773
Thermador Groupe SA	3,953	326,422
Totech Corp.	303,811	5,210,043
Yamazen Co. Ltd.	16,566	172,400
Yuasa Trading Co. Ltd.	57,364	2,155,865
		122,774,459
Transportation Infrastructure - 0.1%
Athens International Airport SA	85,569	737,337
Daito Koun Co. Ltd.	2,374	12,488
Isewan Terminal Service Co. Ltd.	37,749	183,195
Qingdao Port International Co. Ltd. (H Shares) (c)	2,389,229	1,782,858
		2,715,878
TOTAL INDUSTRIALS		660,004,623
INFORMATION TECHNOLOGY - 13.0%
Electronic Equipment, Instruments & Components - 5.9%
Advanced Energy Industries, Inc.	155,079	18,046,543
Belden, Inc.	165,422	15,332,965
CDW Corp.	45,048	9,825,419
Crane NXT Co.	316,395	19,894,918
Daiwabo Holdings Co. Ltd.	208,637	3,967,870
Dexerials Corp.	69,886	3,419,075
Flex Ltd. (a)	283,557	9,116,358
FLEXium Interconnect, Inc.	64,700	175,838
Hon Hai Precision Industry Co. Ltd. (Foxconn)	1,004,900	6,191,919
IDIS Holdings Co. Ltd.	58,549	418,454
Insight Enterprises, Inc. (a)	84,552	18,981,924
Jabil, Inc.	101,848	11,475,214
Kingboard Chemical Holdings Ltd.	8,073,912	16,472,626
Makus, Inc.	69,400	491,954
Maruwa Ceramic Co. Ltd.	10,382	2,813,719
Methode Electronics, Inc.	304,424	3,854,008
Nippo Ltd.	80,895	920,163
PAX Global Technology Ltd.	7,018,836	3,934,864
Redington (India) Ltd.	4,188,922	10,622,921
Riken Keiki Co. Ltd.	33,110	981,332
SAMT Co. Ltd.	8,500	21,936
Sesa SpA	38,274	4,204,337
Shibaura Electronics Co. Ltd.	113,048	2,271,449
Simplo Technology Co. Ltd.	827,000	9,128,594
Strix Group PLC	378,631	404,488
TD SYNNEX Corp.	286,785	34,176,168
Test Research, Inc.	16,000	72,215
Thinking Electronic Industries Co. Ltd.	569,900	2,899,207
Tripod Technology Corp.	504,000	3,106,586
Vontier Corp.	572,690	22,466,629
VSTECS Holdings Ltd.	11,943,375	6,573,339
Yageo Corp.	175,000	4,286,149
		246,549,181
IT Services - 2.4%
Alten SA	15,185	1,672,978
Amdocs Ltd.	391,556	34,249,403
Argo Graphics, Inc.	106,457	3,638,462
Asahi Intelligence Service Co.	4,373	46,122
Avant Group Corp.	29,026	265,449
CDS Co. Ltd.	9,614	115,903
Cognizant Technology Solutions Corp. Class A	306,665	23,208,407
Densan System Holdings Co. Ltd.	19,093	366,171
Dimerco Data System Corp.	177,318	639,887
DTS Corp.	88,223	2,550,019
Econocom Group SA	595,778	1,276,666
Exclusive Networks SA (a)	60,251	1,516,055
Future Corp.	46,949	537,169
Gabia, Inc.	97,100	998,086
Himacs Ltd.	3,437	32,923
Indra Sistemas SA (b)	499,814	10,028,725
Information Planning Co.	15,143	454,376
Know IT AB (b)	47,656	726,241
Neurones	8,893	405,189
Proact IT Group AB	86,317	1,289,613
Sopra Steria Group	57,599	10,696,946
TDC Soft, Inc.	137,588	1,185,715
TIS, Inc.	117,890	2,541,869
		98,442,374
Semiconductors & Semiconductor Equipment - 2.6%
ASMPT Ltd.	270,823	2,825,099
Diodes, Inc. (a)	142,947	11,178,455
Japan Material Co. Ltd.	11,451	152,726
Machvision, Inc.	22,000	218,057
Melexis NV	12,562	1,095,095
Micron Technology, Inc.	60,893	6,687,269
MKS Instruments, Inc.	191,782	24,145,354
Novatek Microelectronics Corp.	10,000	161,980
Parade Technologies Ltd.	69,000	1,572,805
Powertech Technology, Inc.	864,000	4,363,540
Renesas Electronics Corp.	632,934	10,901,575
Skyworks Solutions, Inc.	147,907	16,805,193
Sumco Corp.	278,799	4,583,565
Systems Technology, Inc.	24,400	506,778
Taiwan Semiconductor Manufacturing Co. Ltd.	526,000	15,411,157
Topco Scientific Co. Ltd.	841,031	6,947,845
		107,556,493
Software - 0.4%
Cresco Ltd.	160,374	1,431,328
Focus Systems Corp.	34,489	296,301
Fukui Computer Holdings, Inc.	25,241	434,879
Hecto Innovation Co. Ltd.	71,300	681,358
Justsystems Corp.	56,016	1,183,476
KSK Co., Ltd.	82,507	1,834,040
Linedata Services	2,941	229,805
NetGem SA	52,090	44,310
NSW, Inc.	22,287	485,001
Open Text Corp.	195,598	6,165,520
Pinewood Technologies Group PLC	699,857	3,198,438
Pro-Ship, Inc.	71,944	713,653
System Research Co. Ltd.	33,039	338,319
		17,036,428
Technology Hardware, Storage & Peripherals - 1.7%
Dell Technologies, Inc.	56,588	6,432,924
Elecom Co. Ltd.	69,785	768,168
MCJ Co. Ltd.	339,884	3,106,046
Samsung Electronics Co. Ltd.	267,490	16,383,833
Seagate Technology Holdings PLC	388,434	39,686,302
TSC Auto ID Technology Corp.	360,046	2,125,045
		68,502,318
TOTAL INFORMATION TECHNOLOGY		538,086,794
MATERIALS - 5.1%
Chemicals - 2.4%
Axalta Coating Systems Ltd. (a)	566,631	20,200,395
C. Uyemura & Co. Ltd.	108,879	7,900,369
Celanese Corp.	106,931	15,093,311
EcoGreen International Group Ltd. (d)	6,170,931	8
Element Solutions, Inc.	511,489	13,784,629
Jcu Corp.	45,064	1,134,083
LyondellBasell Industries NV Class A	281,743	28,022,159
Miwon Commercial Co. Ltd.	5,490	815,610
Muto Seiko Co. Ltd.	25,357	294,186
Scientex Bhd	9,800	9,044
Soulbrain Co. Ltd.	11,200	2,154,491
Tronox Holdings PLC	610,103	9,859,264
Yip's Chemical Holdings Ltd.	785,273	152,776
		99,420,325
Construction Materials - 0.9%
Buzzi SpA	59,955	2,352,777
Eagle Materials, Inc.	55,575	15,133,073
GCC S.A.B. de CV	20,197	171,486
Mitani Sekisan Co. Ltd.	130,084	4,888,842
RHI Magnesita NV	34,416	1,623,736
SigmaRoc PLC (a)	3,890,628	3,626,158
Vertex Corp.	3,603	49,257
Wienerberger AG	255,941	9,074,263
		36,919,592
Containers & Packaging - 1.0%
Chuoh Pack Industry Co. Ltd.	48,166	453,993
Corticeira Amorim SGPS SA	220,697	2,173,529
Groupe Guillin SA	48,884	1,584,496
International Paper Co.	19,400	901,712
Kohsoku Corp.	212,325	3,543,356
Mayr-Melnhof Karton AG	33,734	3,848,009
Packaging Corp. of America	72,058	14,402,232
Silgan Holdings, Inc.	150,802	7,755,747
The Pack Corp. (b)	178,723	4,682,673
		39,345,747
Metals & Mining - 0.4%
Boliden AB	19,067	581,489
CK-SAN-ETSU Co. Ltd.	4,474	111,996
Hill & Smith Holdings PLC	81,578	2,412,070
PRL Global Ltd.	20,327	14,157
Warrior Metropolitan Coal, Inc.	221,167	15,284,851
		18,404,563
Paper & Forest Products - 0.4%
Miquel y Costas & Miquel SA	60,792	838,850
Stella-Jones, Inc.	217,105	14,606,804
Sylvamo Corp.	7,349	541,695
Western Forest Products, Inc. (b)	448,073	134,683
		16,122,032
TOTAL MATERIALS		210,212,259
REAL ESTATE - 1.6%
Equity Real Estate Investment Trusts (REITs) - 0.5%
Camden Property Trust (SBI)	53,598	5,935,979
Mapletree Industrial (REIT)	623,595	1,077,657
Mid-America Apartment Communities, Inc.	71,457	9,987,545
STAG Industrial, Inc.	103,905	4,240,363
		21,241,544
Real Estate Management & Development - 1.1%
Branicks Group AG (a)(b)	152,540	354,110
Instone Real Estate Group BV (c)	144,497	1,476,245
Jones Lang LaSalle, Inc. (a)	108,360	27,187,524
LandBridge Co. LLC	57,797	1,905,567
LSL Property Services PLC	198,002	870,532
Real Matters, Inc. (a)	529,398	2,921,821
Robinsons Land Corp.	3,914,815	991,874
Savills PLC	534,371	8,765,618
Selvaag Bolig ASA	63,288	218,683
Servcorp Ltd.	108,550	310,210
Tejon Ranch Co. (a)	60,011	1,140,209
		46,142,393
TOTAL REAL ESTATE		67,383,937
UTILITIES - 1.9%
Electric Utilities - 1.7%
Kansai Electric Power Co., Inc.	385,430	6,596,941
PG&E Corp.	3,390,486	61,876,370
Power Grid Corp. of India Ltd.	5,733	23,842
Southern Co.	13,780	1,150,906
		69,648,059
Gas Utilities - 0.1%
China Resource Gas Group Ltd.	622,515	2,111,476
Independent Power and Renewable Electricity Producers - 0.1%
Mega First Corp. Bhd	4,891,000	5,152,343
TOTAL UTILITIES		76,911,878
TOTAL COMMON STOCKS (Cost $3,163,791,293)		3,968,679,884

Nonconvertible Bonds - 0.0%
	Principal Amount (e)	Value ($)
ENERGY - 0.0%
Energy Equipment & Services - 0.0%
Bristow Group, Inc. 6.25% (d)(f) (Cost $0)	388,666	0

Money Market Funds - 4.8%
	Shares	Value ($)
Fidelity Cash Central Fund 5.39% (g)	165,709,010	165,742,152
Fidelity Securities Lending Cash Central Fund 5.39% (g)(h)	31,292,228	31,295,357
TOTAL MONEY MARKET FUNDS (Cost $197,037,508)		197,037,509

TOTAL INVESTMENT IN SECURITIES - 100.6% (Cost $3,360,828,801)	4,165,717,393
NET OTHER ASSETS (LIABILITIES) - (0.6)%	(23,540,020)
NET ASSETS - 100.0%	4,142,177,373

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $9,700,102 or 0.2% of net assets.

(d)	Level 3 security
(e)	Amount is stated in United States dollars unless otherwise noted.
(f)	Non-income producing - Security is in default.
(g)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(h)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.39%	109,033,357	1,005,340,290	948,627,497	5,673,207	(3,998)	-	165,742,152	0.3%
Fidelity Securities Lending Cash Central Fund 5.39%	33,475,452	524,987,937	527,168,032	125,932	-	-	31,295,357	0.1%
Total	142,508,809	1,530,328,227	1,475,795,529	5,799,139	(3,998)	-	197,037,509

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.
Investment Valuation

The following is a summary of the inputs used, as of July 31, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	43,215,902	32,454,590	10,761,312	-
Consumer Discretionary	589,102,312	583,926,272	5,005,661	170,379
Consumer Staples	282,467,414	282,167,460	299,940	14
Energy	332,154,083	327,433,417	4,720,666	-
Financials	719,286,908	719,286,908	-	-
Health Care	449,853,774	433,684,177	15,882,385	287,212
Industrials	660,004,623	637,726,950	22,277,666	7
Information Technology	538,086,794	465,300,830	72,785,964	-
Materials	210,212,259	210,212,251	-	8
Real Estate	67,383,937	67,383,937	-	-
Utilities	76,911,878	70,314,937	6,596,941	-

Corporate Bonds	-	-	-	-

Money Market Funds	197,037,509	197,037,509	-	-
Total Investments in Securities:	4,165,717,393	4,026,929,238	138,330,535	457,620
Financial Statements
Statement of Assets and Liabilities
As of July 31, 2024
Assets
Investment in securities, at value (including securities loaned of $30,146,911) - See accompanying schedule:
Unaffiliated issuers (cost $3,163,791,293)	$3,968,679,884
Fidelity Central Funds (cost $197,037,508)	197,037,509

Total Investment in Securities (cost $3,360,828,801)		$4,165,717,393
Foreign currency held at value (cost $312,332)		312,448
Receivable for investments sold		4,773,605
Receivable for fund shares sold		2,535,187
Dividends receivable		6,007,368
Distributions receivable from Fidelity Central Funds		671,717
Other receivables		189,124
Total assets		4,180,206,842
Liabilities
Payable for investments purchased	$1,316,033
Payable for fund shares redeemed	1,255,051
Accrued management fee	1,672,224
Deferred taxes	2,265,666
Other payables and accrued expenses	226,547
Collateral on securities loaned	31,293,948
Total liabilities		38,029,469
Net Assets		$4,142,177,373
Net Assets consist of:
Paid in capital		$3,057,466,689
Total accumulated earnings (loss)		1,084,710,684
Net Assets		$4,142,177,373
Net Asset Value, offering price and redemption price per share ($4,142,177,373 ÷ 246,197,892 shares)		$16.82
Statement of Operations
Year ended July 31, 2024
Investment Income
Dividends		$85,544,700
Interest		1,239
Income from Fidelity Central Funds (including $125,932 from security lending)		5,799,139
Total income		91,345,078
Expenses
Management fee	$17,777,582
Independent trustees' fees and expenses	16,782
Miscellaneous	43,482
Total expenses before reductions	17,837,846
Expense reductions	(4,447)
Total expenses after reductions		17,833,399
Net Investment income (loss)		73,511,679
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers (net of foreign taxes of $2,052,647)	310,857,578
Redemptions in-kind	22,380,026
Fidelity Central Funds	(3,998)
Foreign currency transactions	(398,473)
Total net realized gain (loss)		332,835,133
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $780,874)	221,126,025
Assets and liabilities in foreign currencies	17,325
Total change in net unrealized appreciation (depreciation)		221,143,350
Net gain (loss)		553,978,483
Net increase (decrease) in net assets resulting from operations		$627,490,162
Statement of Changes in Net Assets

	Year ended July 31, 2024	Year ended July 31, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$73,511,679	$62,247,544
Net realized gain (loss)	332,835,133	93,234,683
Change in net unrealized appreciation (depreciation)	221,143,350	182,503,935
Net increase (decrease) in net assets resulting from operations	627,490,162	337,986,162
Distributions to shareholders	(224,506,444)	(100,231,371)

Share transactions
Proceeds from sales of shares	1,122,888,527	845,051,056
Reinvestment of distributions	224,505,132	100,231,371
Cost of shares redeemed	(939,183,681)	(707,363,698)

Net increase (decrease) in net assets resulting from share transactions	408,209,978	237,918,729
Total increase (decrease) in net assets	811,193,696	475,673,520

Net Assets
Beginning of period	3,330,983,677	2,855,310,157
End of period	$4,142,177,373	$3,330,983,677

Other Information
Shares
Sold	73,201,915	60,030,634
Issued in reinvestment of distributions	15,807,532	7,285,754
Redeemed	(61,541,724)	(49,989,301)
Net increase (decrease)	27,467,723	17,327,087

Financial Highlights
Fidelity® Low-Priced Stock K6 Fund

Years ended July 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$15.23	$14.18	$15.52	$10.82	$11.19
Income from Investment Operations
Net investment income (loss) A,B	.31	.29	.24	.17	.20
Net realized and unrealized gain (loss)	2.29	1.25	(.76)	4.72	(.27)
Total from investment operations	2.60	1.54	(.52)	4.89	(.07)
Distributions from net investment income	(.29)	(.22)	(.20)	(.19)	(.22)
Distributions from net realized gain	(.72)	(.27)	(.63)	-	(.08)
Total distributions	(1.01)	(.49)	(.82) C	(.19)	(.30)
Net asset value, end of period	$16.82	$15.23	$14.18	$15.52	$10.82
Total Return D	18.41%	11.23%	(3.56)%	45.81%	(.74)%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.50%	.50%	.50%	.50%	.50%
Expenses net of fee waivers, if any	.50%	.50%	.50%	.50%	.50%
Expenses net of all reductions	.50%	.50%	.50%	.50%	.50%
Net investment income (loss)	2.07%	2.06%	1.63%	1.23%	1.86%
Supplemental Data
Net assets, end of period (000 omitted)	$4,142,177	$3,330,984	$2,855,310	$2,937,045	$1,861,492
Portfolio turnover rate G,H	34%	48%	25%	27%	21%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal distributions per share do not sum due to rounding.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
GPortfolio turnover rate excludes securities received or delivered in-kind.
HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
Notes to Financial Statements

For the period ended July 31, 2024

1. Organization.
Fidelity Low-Priced Stock K6 Fund (the Fund) is a fund of Fidelity Puritan Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares generally are available only to employer-sponsored retirement plans that are recordkept by Fidelity, or to certain employer-sponsored retirement plans that are not recordkept by Fidelity.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Corporate bonds are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2024 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2024, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Deferred taxes on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), redemptions in-kind, partnerships and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$958,558,811
Gross unrealized depreciation	(167,137,237)
Net unrealized appreciation (depreciation)	$791,421,574
Tax Cost	$3,374,295,819

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$86,335,732
Undistributed long-term capital gain	$209,217,170
Net unrealized appreciation (depreciation) on securities and other investments	$791,423,448

The tax character of distributions paid was as follows:

	July 31, 2024	July 31, 2023
Ordinary Income	$67,847,698	$45,420,285
Long-term Capital Gains	156,658,746	54,811,086
Total	$224,506,444	$100,231,371

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Low-Priced Stock K6 Fund	1,171,658,400	1,263,728,180

Unaffiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below. The net realized gain or loss on investments delivered through in-kind redemptions is included in the "Net realized gain (loss) on: Redemptions in-kind" line in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss ($)	Total Proceeds ($)
Fidelity Low-Priced Stock K6 Fund	3,747,615	22,380,026	58,088,029

Unaffiliated Exchanges In-Kind.  Shares that were exchanged for investments, including accrued interest and cash, if any, are shown in the table below. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

	Shares	Total Proceeds ($)
Fidelity Low-Priced Stock K6 Fund	23,077,570	354,982,117

Prior Year Unaffiliated Exchanges In-Kind.  Shares that were exchanged for investments, including accrued interest and cash, if any, are shown in the table below. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

	Shares	Total Proceeds ($)
Fidelity Low-Priced Stock K6 Fund	13,633,983	189,662,629
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .50% of average net assets. Under the management contract, the investment adviser or an affiliate pays all other expenses of the Fund, excluding fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
Fidelity Low-Priced Stock K6 Fund	15,554

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss)($)
Fidelity Low-Priced Stock K6 Fund	110,609,345	72,526,659	19,845,946

Sub-Advisory Arrangements. Effective March 1, 2024, the Fund's sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited were amended to provide that the investment adviser pays each sub-adviser monthly fees equal to 110% of the sub-adviser's costs for providing sub-advisory services.
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The commitment fees on the pro-rata portion of the line of credit are borne by the investment adviser. During the period, there were no borrowings on this line of credit.
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)
Fidelity Low-Priced Stock K6 Fund	13,487	12	-
8. Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $4,447.
9. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
10. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Puritan Trust and Shareholders of Fidelity Low-Priced Stock K6 Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Low-Priced Stock K6 Fund (one of the funds constituting Fidelity Puritan Trust, referred to hereafter as the "Fund") as of July 31, 2024, the related statement of operations for the year ended July 31, 2024, the statement of changes in net assets for each of the two years in the period ended July 31, 2024, including the related notes, and the financial highlights for each of the five years in the period ended July 31, 2024 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2024 and the financial highlights for each of the five years in the period ended July 31, 2024 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2024 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
September 16, 2024
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Distributions
 (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July, 31 2024 $278,782,919, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates $4,593,176 of distributions paid during the fiscal year ended 2024 as qualifying to be taxed as section 163(j) interest dividends.

The fund designates 34% and 61% of the dividends distributed in September and December, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 89.91% and 92.86% of the dividends distributed in September or December, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund designates 0.01% and 0.03% of the dividends distributed in September and December, respectively during the fiscal year as a section 199A dividend.

The fund will notify shareholders in January 2025 of amounts for use in preparing 2024 income tax returns.
Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
A special meeting of shareholders was held on July 16, 2024. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

Proposal 1
To elect a Board of Trustees.
	# of Votes	% of Votes
Bettina Doulton
Affirmative	65,110,731,692.91	94.24
Withheld	3,977,061,305.33	5.76
TOTAL	69,087,792,998.24	100.00
Robert A. Lawrence
Affirmative	64,862,479,525.74	93.88
Withheld	4,225,313,472.50	6.12
TOTAL	69,087,792,998.24	100.00
Vijay C. Advani
Affirmative	64,817,783,404.76	93.82
Withheld	4,270,009,593.49	6.18
TOTAL	69,087,792,998.24	100.00
Thomas P. Bostick
Affirmative	64,886,989,933.75	93.92
Withheld	4,200,803,064.49	6.08
TOTAL	69,087,792,998.24	100.00
Donald F. Donahue
Affirmative	64,848,204,109.00	93.86
Withheld	4,239,588,889.24	6.14
TOTAL	69,087,792,998.24	100.00
Vicki L. Fuller
Affirmative	64,995,466,255.60	94.08
Withheld	4,092,326,742.65	5.92
TOTAL	69,087,792,998.24	100.00
Patricia L. Kampling
Affirmative	65,085,124,704.84	94.21
Withheld	4,002,668,293.40	5.79
TOTAL	69,087,792,998.24	100.00
Thomas A. Kennedy
Affirmative	64,964,358,187.70	94.03
Withheld	4,123,434,810.54	5.97
TOTAL	69,087,792,998.24	100.00
Oscar Munoz
Affirmative	64,740,772,159.72	93.71
Withheld	4,347,020,838.53	6.29
TOTAL	69,087,792,998.24	100.00
Karen B. Peetz
Affirmative	64,944,559,251.25	94.00
Withheld	4,143,233,746.99	6.00
TOTAL	69,087,792,998.24	100.00
David M. Thomas
Affirmative	64,792,568,989.40	93.78
Withheld	4,295,224,008.84	6.22
TOTAL	69,087,792,998.24	100.00
Susan Tomasky
Affirmative	64,843,909,948.98	93.86
Withheld	4,243,883,049.26	6.14
TOTAL	69,087,792,998.24	100.00
Michael E. Wiley
Affirmative	64,839,438,084.90	93.85
Withheld	4,248,354,913.34	6.15
TOTAL	69,087,792,998.24	100.00

Proposal 1 reflects trust-wide proposal and voting results.

Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
Note: This information is disclosed as part of the financial statements for each Fund as part of Item 7: Financial Statements and Financial Highlights for Open-End Management Investment companies.

Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
Board Approval of Investment Advisory Contracts and Management Fees
Fidelity Low-Priced Stock K6 Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Trustees), requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its May 2024 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and total expense ratio; (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.  The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that the fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the fund, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending under a separate agreement.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials, and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year, relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also considered information about performance attribution. In its ongoing evaluation of fund investment performance, the Board gives particular attention to information indicating changes in performance of the funds over different time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. In its review of the fund's management fee and total expense ratio, the Board considered the fund's unitary fee rate as well as other fund expenses paid by FMR under the fund's management contract, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "mapped groups") that were compiled by Fidelity based on combining similar investment objective categories (as classified by Morningstar) that have comparable investment mandates. The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps) relative to the total universe of funds within the mapped group; (ii) gross management fee comparisons relative to a subset of non-Fidelity funds in the mapped group that are similar in size and management fee structure to the fund (referred to as the "asset size peer group"); (iii) total expense comparisons of the fund relative to funds and classes in the mapped group that have a similar sales load structure to the fund (referred to as the "similar sales load structure group"); and (iv) total expense comparisons of the fund relative to funds and classes in the similar sales load structure group that are similar in size and management fee structure to the fund (referred to as the "total expense asset size peer group"). The total expense asset size peer group comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.
The information provided to the Board indicated that the fund's management fee rate ranked below the competitive median of the mapped group for the 12-month period ended September 30, 2023 and below the competitive median of the asset size peer group for the 12-month period ended September 30, 2023. Further, the information provided to the Board indicated that the total expense ratio of the fund ranked below the competitive median of the similar sales load structure group for the 12-month period ended September 30, 2023 and below the competitive median of the total expense asset size peer group for the 12-month period ended September 30, 2023.
Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.
Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.  Further, based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board recognized that, due to the fund's current contractual arrangements, its expense ratio will not decline if the fund's operating costs decrease as assets grow, or rise as assets decrease. The Board also noted that a committee created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.
The Board concluded, taking into account the analysis of the committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including but not limited to: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) the operation of performance fees and the rationale for implementing performance fees on certain categories of funds but not others; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) the variable management fee implemented for certain funds effective March 1, 2024; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through May 31, 2025.

1.9883999.107
LPSK6-ANN-0924
Fidelity® Series Intrinsic Opportunities Fund

Annual Report
July 31, 2024
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2024 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® Series Intrinsic Opportunities Fund
Schedule of Investments July 31, 2024
Showing Percentage of Net Assets
Common Stocks - 97.8%
	Shares	Value ($)
COMMUNICATION SERVICES - 1.4%
Interactive Media & Services - 0.4%
Cars.com, Inc. (a)	639,400	13,184,428
Media - 1.0%
Comcast Corp. Class A	317,500	13,103,225
Nexstar Media Group, Inc.	25,057	4,630,283
Pico Far East Holdings Ltd.	10,600,000	2,333,591
Thryv Holdings, Inc. (a)	366,200	7,133,576
WPP PLC	327,600	3,160,057
		30,360,732
TOTAL COMMUNICATION SERVICES		43,545,160
CONSUMER DISCRETIONARY - 13.0%
Automobile Components - 2.5%
Adient PLC (a)	728,300	18,761,008
Aptiv PLC (a)	72,500	5,030,775
Brembo N.V.	25,000	280,465
Cie Automotive SA	274,100	8,009,408
DaikyoNishikawa Corp.	8,053	37,630
Lear Corp.	116,200	14,181,048
Patrick Industries, Inc.	231,300	29,620,278
		75,920,612
Automobiles - 0.9%
General Motors Co.	230,300	10,206,896
Harley-Davidson, Inc.	398,000	14,925,000
Mercedes-Benz Group AG (Germany)	33,100	2,188,058
Stellantis NV (b)	108,100	1,804,189
		29,124,143
Broadline Retail - 1.3%
B&M European Value Retail SA	1,040,400	6,260,773
eBay, Inc.	170,100	9,459,261
Europris ASA (c)	616,426	3,680,838
Kohl's Corp. (b)	359,900	7,795,434
Macy's, Inc.	275,700	4,764,096
Next PLC	70,600	8,235,547
		40,195,949
Distributors - 0.1%
Autohellas SA	237,000	3,042,010
Diversified Consumer Services - 0.6%
H&R Block, Inc.	238,600	13,824,484
Laureate Education, Inc.	176,696	2,738,788
ME Group International PLC	357,100	886,923
		17,450,195
Household Durables - 1.4%
Ace Bed Co. Ltd.	31,662	602,133
D.R. Horton, Inc.	36,000	6,477,480
Helen of Troy Ltd. (a)(b)	202,400	11,963,864
Tempur Sealy International, Inc.	246,600	12,909,510
TopBuild Corp. (a)	21,500	10,288,610
		42,241,597
Leisure Products - 0.4%
BRP, Inc.	49,000	3,550,118
Brunswick Corp.	99,000	8,063,550
		11,613,668
Specialty Retail - 3.4%
Academy Sports & Outdoors, Inc.	240,900	13,025,463
Advance Auto Parts, Inc. (b)	148,000	9,372,840
Arcland Sakamoto Co. Ltd.	525,000	6,378,292
AutoZone, Inc. (a)	2,600	8,147,594
Dick's Sporting Goods, Inc.	117,300	25,377,855
JD Sports Fashion PLC	5,006,300	8,469,577
Jumbo SA	184,600	4,946,636
Maisons du Monde SA (c)	240,700	956,026
Mr. Bricolage SA (a)	144,948	1,254,960
Sally Beauty Holdings, Inc. (a)	696,600	7,976,070
Sportsman's Warehouse Holdings, Inc. (a)	365,900	933,045
The Hour Glass Ltd.	1,753,400	2,072,546
Valvoline, Inc. (a)	220,100	10,234,650
Williams-Sonoma, Inc.	20,200	3,124,536
		102,270,090
Textiles, Apparel & Luxury Goods - 2.4%
Crocs, Inc. (a)	23,400	3,144,258
Kontoor Brands, Inc. (b)	262,000	18,379,300
Levi Strauss & Co. Class A	624,400	11,445,252
Oxford Industries, Inc. (b)	46,600	4,908,378
PVH Corp.	122,300	12,473,377
VF Corp. (b)	494,900	8,393,504
Wolverine World Wide, Inc. (b)	1,022,400	15,203,088
		73,947,157
TOTAL CONSUMER DISCRETIONARY		395,805,421
CONSUMER STAPLES - 4.0%
Beverages - 0.6%
Primo Water Corp.	881,800	19,337,874
Consumer Staples Distribution & Retail - 2.4%
Acomo NV	207,900	3,883,496
Alimentation Couche-Tard, Inc. (multi-vtg.)	239,200	14,745,455
BJ's Wholesale Club Holdings, Inc. (a)	200,400	17,627,184
MARR SpA	377,200	4,702,749
Performance Food Group Co. (a)	93,700	6,465,300
Sprouts Farmers Market LLC (a)	236,800	23,653,952
		71,078,136
Food Products - 0.7%
Armanino Foods of Distinction	136,328	757,302
Lamb Weston Holdings, Inc.	296,200	17,777,924
S Foods, Inc.	68,100	1,362,864
Societe LDC SA	8,650	1,352,731
		21,250,821
Household Products - 0.0%
Transaction Co. Ltd.	32,500	390,508
Personal Care Products - 0.3%
Sarantis SA	790,584	9,394,593
TOTAL CONSUMER STAPLES		121,451,932
ENERGY - 7.3%
Energy Equipment & Services - 0.4%
Cactus, Inc. Class A	176,600	11,146,992
Vallourec SA (a)	37,400	606,333
		11,753,325
Oil, Gas & Consumable Fuels - 6.9%
Antero Resources Corp. (a)	938,500	27,235,270
Chord Energy Corp.	173,300	29,748,678
Civitas Resources, Inc.	139,908	9,759,982
Diamondback Energy, Inc.	156,500	31,661,515
Enterprise Products Partners LP	334,000	9,639,240
Northern Oil & Gas, Inc.	325,700	14,066,983
Ovintiv, Inc.	675,300	31,360,932
Range Resources Corp.	804,200	25,115,166
Southwestern Energy Co. (a)	2,880,300	18,577,935
TotalEnergies SE sponsored ADR	201,083	13,629,406
Unit Corp.	9,900	355,509
		211,150,616
TOTAL ENERGY		222,903,941
FINANCIALS - 20.8%
Banks - 10.1%
ACNB Corp.	17,500	725,900
Associated Banc-Corp.	987,800	22,699,644
Bar Harbor Bankshares	183,272	5,857,373
Cadence Bank	616,200	20,254,494
Camden National Corp. (b)	44,343	1,848,216
Citigroup, Inc.	192,400	12,482,912
East West Bancorp, Inc.	113,100	9,940,359
First Bancorp, Puerto Rico	444,600	9,536,670
First Foundation, Inc.	98,200	687,400
FNB Corp., Pennsylvania	1,021,900	15,675,946
Greene County Bancorp, Inc. (b)	180,400	6,539,500
KeyCorp	855,900	13,805,667
Nicolet Bankshares, Inc. (b)	79,800	8,024,688
Plumas Bancorp	133,092	5,758,891
QCR Holdings, Inc.	215,100	16,442,244
Southern Missouri Bancorp, Inc.	119,200	6,818,240
Sparebank 1 Oestlandet	24,500	337,861
Synovus Financial Corp.	415,900	19,443,325
U.S. Bancorp	323,700	14,527,656
United Community Bank, Inc.	599,700	18,560,715
Washington Trust Bancorp, Inc.	149,200	4,775,892
Webster Financial Corp.	388,700	19,287,294
Wells Fargo & Co.	921,100	54,658,070
West Bancorp., Inc.	222,557	4,615,832
Wintrust Financial Corp.	134,000	14,498,800
		307,803,589
Capital Markets - 3.3%
AllianceBernstein Holding LP	319,000	11,257,510
Federated Hermes, Inc. (b)	380,500	13,062,565
Lazard, Inc. Class A	402,100	19,771,257
LPL Financial	39,700	8,794,344
Raymond James Financial, Inc.	232,100	26,923,600
Stifel Financial Corp.	217,900	19,321,193
Van Lanschot Kempen NV (Bearer)	24,700	1,067,926
		100,198,395
Consumer Finance - 1.4%
Aeon Credit Service (Asia) Co. Ltd.	4,561,940	3,328,242
Discover Financial Services	163,332	23,518,175
OneMain Holdings, Inc.	305,000	15,939,300
		42,785,717
Financial Services - 1.5%
Corpay, Inc. (a)	84,000	24,512,880
EVERTEC, Inc.	332,600	11,464,722
Federal Agricultural Mortgage Corp. Class C (non-vtg.)	39,100	8,063,202
Zenkoku Hosho Co. Ltd.	42,500	1,767,181
		45,807,985
Insurance - 4.5%
American Financial Group, Inc.	109,800	14,379,408
ASR Nederland NV	106,100	5,324,515
First American Financial Corp.	102,400	6,203,392
Hartford Financial Services Group, Inc.	98,000	10,870,160
NN Group NV	141,002	7,071,457
Primerica, Inc.	47,100	11,858,367
Reinsurance Group of America, Inc.	153,000	34,490,790
Selective Insurance Group, Inc.	192,300	17,368,536
Stewart Information Services Corp.	88,900	6,285,230
Unum Group	377,300	21,706,069
		135,557,924
TOTAL FINANCIALS		632,153,610
HEALTH CARE - 10.7%
Biotechnology - 0.8%
Gilead Sciences, Inc.	279,900	21,289,194
United Therapeutics Corp. (a)	9,100	2,850,939
		24,140,133
Health Care Equipment & Supplies - 0.5%
Dentsply Sirona, Inc. (b)	566,000	15,361,240
InBody Co. Ltd.	27,900	490,871
Value Added Technology Co. Ltd.	55,500	1,041,291
		16,893,402
Health Care Providers & Services - 8.6%
Centene Corp. (a)	433,600	33,352,512
Cigna Group	94,400	32,914,448
CVS Health Corp.	250,700	15,124,731
Elevance Health, Inc.	60,400	32,134,612
Henry Schein, Inc. (a)	204,400	14,704,536
Humana, Inc.	54,500	19,707,745
Labcorp Holdings, Inc.	90,400	19,475,776
Quest Diagnostics, Inc.	82,600	11,753,980
Sinopharm Group Co. Ltd. (H Shares)	3,877,437	9,111,879
UnitedHealth Group, Inc.	74,700	43,039,152
Universal Health Services, Inc. Class B	138,900	29,691,264
		261,010,635
Life Sciences Tools & Services - 0.7%
ICON PLC (a)	65,500	21,512,820
Pharmaceuticals - 0.1%
Genomma Lab Internacional SA de CV	1,947,600	2,011,262
TOTAL HEALTH CARE		325,568,252
INDUSTRIALS - 18.3%
Aerospace & Defense - 1.3%
Cadre Holdings, Inc. (b)	354,910	13,025,197
Huntington Ingalls Industries, Inc.	87,600	24,526,248
Leonardo DRS, Inc. (a)	88,400	2,492,880
		40,044,325
Air Freight & Logistics - 0.2%
Compania de Distribucion Integral Logista Holdings SA	124,500	3,681,100
Hamakyorex Co. Ltd.	95,200	3,034,478
Radiant Logistics, Inc. (a)	17,500	108,850
		6,824,428
Building Products - 1.4%
Builders FirstSource, Inc. (a)	87,400	14,628,138
Euro Ceramics Ltd. (a)(d)	5,000	63
Hayward Holdings, Inc. (a)	1,353,752	20,021,992
Janus International Group, Inc. (a)(b)	638,200	9,202,844
		43,853,037
Commercial Services & Supplies - 1.1%
Brady Corp. Class A	95,006	6,803,380
Civeo Corp.	192,958	5,248,458
CoreCivic, Inc. (a)	278,700	3,885,078
VSE Corp. (b)	184,400	16,409,756
		32,346,672
Construction & Engineering - 0.5%
Boustead Singapore Ltd.	1,438,300	1,076,008
Bowman Consulting Group Ltd. (a)	79,500	2,839,740
EMCOR Group, Inc.	34,300	12,877,592
		16,793,340
Electrical Equipment - 1.5%
Acuity Brands, Inc.	71,000	17,845,850
Allient, Inc.	21,539	623,339
AQ Group AB	936,520	12,473,874
GrafTech International Ltd. (b)	1,824,800	1,401,629
nVent Electric PLC	117,900	8,563,077
Sensata Technologies PLC	133,600	5,209,064
		46,116,833
Ground Transportation - 0.5%
Proficient Auto Logistics, Inc. (b)	159,385	3,211,608
Stef SA	65,760	9,550,848
Universal Logistics Holdings, Inc.	57,929	2,492,685
		15,255,141
Machinery - 3.6%
Crane Co.	62,700	10,058,334
Daiwa Industries Ltd.	598,600	6,333,440
EnPro Industries, Inc.	53,800	9,196,572
ESAB Corp.	99,600	10,119,360
Hillenbrand, Inc.	504,300	22,305,189
ITT, Inc.	76,100	10,765,106
JOST Werke AG (c)	113,400	5,129,995
Miller Industries, Inc.	50,500	3,430,970
Terex Corp.	190,800	12,070,008
Timken Co.	190,000	16,520,500
Tocalo Co. Ltd.	149,700	1,980,611
		107,910,085
Passenger Airlines - 0.3%
Jet2 PLC	424,575	7,750,536
Professional Services - 4.2%
Altech Corp.	35,953	645,356
Barrett Business Services, Inc.	169,200	6,165,648
CACI International, Inc. (a)	40,500	18,689,940
Concentrix Corp.	194,500	13,712,250
Genpact Ltd.	616,600	21,377,522
KBR, Inc.	382,000	25,437,380
Maximus, Inc.	159,200	14,788,088
Quick Co. Ltd.	93,627	1,358,109
Science Applications International Corp.	84,500	10,511,800
Verra Mobility Corp. (a)	445,100	13,410,863
Will Group, Inc.	102,800	715,047
		126,812,003
Trading Companies & Distributors - 3.7%
AerCap Holdings NV	70,400	6,614,080
Alligo AB (B Shares)	357,987	4,706,661
Beacon Roofing Supply, Inc. (a)	187,600	19,285,280
Core & Main, Inc. (a)(b)	247,100	13,212,437
Ferguson PLC	47,500	10,575,875
Global Industrial Co.	155,309	5,417,178
Itochu Corp.	224,100	11,492,623
Mitani Shoji Co. Ltd.	836,200	9,243,665
Momentum Group Komponenter & Tjanster AB	424,933	7,174,008
RS GROUP PLC	643,149	6,763,226
Rush Enterprises, Inc. Class A	307,050	15,662,621
Totech Corp.	65,643	1,125,709
		111,273,363
TOTAL INDUSTRIALS		554,979,763
INFORMATION TECHNOLOGY - 11.8%
Electronic Equipment, Instruments & Components - 6.1%
Advanced Energy Industries, Inc.	214,500	24,961,365
Belden, Inc.	180,200	16,702,738
CDW Corp.	57,000	12,432,270
Crane NXT Co. (b)	367,500	23,108,400
Flex Ltd. (a)	470,400	15,123,360
Insight Enterprises, Inc. (a)	83,100	18,655,950
Jabil, Inc.	107,100	12,066,957
Kingboard Chemical Holdings Ltd.	1,955,000	3,988,647
Methode Electronics, Inc.	438,700	5,553,942
Redington (India) Ltd.	739,442	1,875,192
Riken Keiki Co. Ltd.	50,800	1,505,637
TD SYNNEX Corp.	213,250	25,413,003
Vontier Corp.	550,200	21,584,346
VSTECS Holdings Ltd.	5,267,600	2,899,157
		185,870,964
IT Services - 1.9%
Amdocs Ltd.	261,600	22,882,152
Cognizant Technology Solutions Corp. Class A	333,600	25,246,848
Sopra Steria Group	36,600	6,797,136
TDC Soft, Inc.	293,414	2,528,604
		57,454,740
Semiconductors & Semiconductor Equipment - 2.2%
Diodes, Inc. (a)	147,800	11,557,960
Micron Technology, Inc.	76,700	8,423,194
MKS Instruments, Inc.	178,700	22,498,330
Renesas Electronics Corp.	515,400	8,877,184
Skyworks Solutions, Inc.	130,300	14,804,686
		66,161,354
Software - 0.1%
Cresco Ltd.	211,200	1,884,946
System Research Co. Ltd.	187,600	1,921,020
		3,805,966
Technology Hardware, Storage & Peripherals - 1.5%
Dell Technologies, Inc.	70,300	7,991,704
MCJ Co. Ltd.	366,800	3,352,019
Seagate Technology Holdings PLC	316,200	32,306,154
		43,649,877
TOTAL INFORMATION TECHNOLOGY		356,942,901
MATERIALS - 6.8%
Chemicals - 3.9%
Axalta Coating Systems Ltd. (a)	639,100	22,783,915
C. Uyemura & Co. Ltd.	86,800	6,298,294
Celanese Corp. (b)	129,100	18,222,465
EcoGreen International Group Ltd. (d)	1,000,000	1
Element Solutions, Inc.	544,700	14,679,665
LyondellBasell Industries NV Class A	315,000	31,329,900
Soulbrain Co. Ltd.	29,800	5,732,485
Tronox Holdings PLC	1,220,900	19,729,744
		118,776,469
Construction Materials - 1.4%
Eagle Materials, Inc.	87,800	23,907,940
RHI Magnesita NV	139,500	6,581,566
Wienerberger AG	308,400	10,934,171
		41,423,677
Containers & Packaging - 1.1%
International Paper Co.	14,528	675,261
Mayr-Melnhof Karton AG	47,300	5,395,471
Packaging Corp. of America	69,200	13,831,004
Silgan Holdings, Inc. (b)	231,700	11,916,331
		31,818,067
Metals & Mining - 0.4%
Warrior Metropolitan Coal, Inc.	184,200	12,730,062
TOTAL MATERIALS		204,748,275
REAL ESTATE - 2.1%
Equity Real Estate Investment Trusts (REITs) - 0.7%
Camden Property Trust (SBI)	71,500	7,918,625
Mid-America Apartment Communities, Inc.	62,800	8,777,556
STAG Industrial, Inc.	120,700	4,925,767
		21,621,948
Real Estate Management & Development - 1.4%
Jones Lang LaSalle, Inc. (a)	151,200	37,936,080
LandBridge Co. LLC	74,100	2,443,077
		40,379,157
TOTAL REAL ESTATE		62,001,105
UTILITIES - 1.6%
Electric Utilities - 1.6%
PG&E Corp.	2,627,900	47,959,175
TOTAL COMMON STOCKS (Cost $2,142,796,301)		2,968,059,535

Money Market Funds - 7.5%
	Shares	Value ($)
Fidelity Cash Central Fund 5.39% (e)	161,914,847	161,947,230
Fidelity Securities Lending Cash Central Fund 5.39% (e)(f)	67,557,190	67,563,946
TOTAL MONEY MARKET FUNDS (Cost $229,511,176)		229,511,176

TOTAL INVESTMENT IN SECURITIES - 105.3% (Cost $2,372,307,477)	3,197,570,711
NET OTHER ASSETS (LIABILITIES) - (5.3)%	(161,625,748)
NET ASSETS - 100.0%	3,035,944,963

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $9,766,859 or 0.3% of net assets.

(d)	Level 3 security
(e)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(f)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.39%	34,456,604	637,507,233	510,016,405	2,581,623	(202)	-	161,947,230	0.3%
Fidelity Securities Lending Cash Central Fund 5.39%	108,612,743	841,411,930	882,460,727	98,353	-	-	67,563,946	0.3%
Total	143,069,347	1,478,919,163	1,392,477,132	2,679,976	(202)	-	229,511,176

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.
Investment Valuation

The following is a summary of the inputs used, as of July 31, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	43,545,160	40,385,103	3,160,057	-
Consumer Discretionary	395,805,421	393,617,363	2,188,058	-
Consumer Staples	121,451,932	121,451,932	-	-
Energy	222,903,941	222,903,941	-	-
Financials	632,153,610	632,153,610	-	-
Health Care	325,568,252	325,568,252	-	-
Industrials	554,979,763	543,487,077	11,492,623	63
Information Technology	356,942,901	348,065,717	8,877,184	-
Materials	204,748,275	204,748,274	-	1
Real Estate	62,001,105	62,001,105	-	-
Utilities	47,959,175	47,959,175	-	-

Money Market Funds	229,511,176	229,511,176	-	-
Total Investments in Securities:	3,197,570,711	3,171,852,725	25,717,922	64
Financial Statements
Statement of Assets and Liabilities
As of July 31, 2024
Assets
Investment in securities, at value (including securities loaned of $66,570,466) - See accompanying schedule:
Unaffiliated issuers (cost $2,142,796,301)	$2,968,059,535
Fidelity Central Funds (cost $229,511,176)	229,511,176

Total Investment in Securities (cost $2,372,307,477)		$3,197,570,711
Foreign currency held at value (cost $35,437)		35,384
Receivable for investments sold		4,077,970
Receivable for fund shares sold		3,841
Dividends receivable		1,918,069
Reclaims receivable		2,153,974
Distributions receivable from Fidelity Central Funds		409,702
Other receivables		470,269
Total assets		3,206,639,920
Liabilities
Payable for investments purchased	$2,963,155
Payable for fund shares redeemed	99,926,978
Other payables and accrued expenses	268,454
Collateral on securities loaned	67,536,370
Total liabilities		170,694,957
Net Assets		$3,035,944,963
Net Assets consist of:
Paid in capital		$1,998,472,882
Total accumulated earnings (loss)		1,037,472,081
Net Assets		$3,035,944,963
Net Asset Value, offering price and redemption price per share ($3,035,944,963 ÷ 248,714,289 shares)		$12.21
Statement of Operations
Year ended July 31, 2024
Investment Income
Dividends		$54,928,895
Interest		4,251
Income from Fidelity Central Funds (including $98,353 from security lending)		2,679,976
Total income		57,613,122
Expenses
Custodian fees and expenses	$106,429
Independent trustees' fees and expenses	13,701
Miscellaneous	36
Total expenses before reductions	120,166
Expense reductions	(23,487)
Total expenses after reductions		96,679
Net Investment income (loss)		57,516,443
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	236,483,200
Fidelity Central Funds	(202)
Foreign currency transactions	(495,605)
Total net realized gain (loss)		235,987,393
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $30,387)	249,139,221
Assets and liabilities in foreign currencies	652,502
Total change in net unrealized appreciation (depreciation)		249,791,723
Net gain (loss)		485,779,116
Net increase (decrease) in net assets resulting from operations		$543,295,559
Statement of Changes in Net Assets

	Year ended July 31, 2024	Year ended July 31, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$57,516,443	$89,543,971
Net realized gain (loss)	235,987,393	1,963,949,684
Change in net unrealized appreciation (depreciation)	249,791,723	(1,711,411,416)
Net increase (decrease) in net assets resulting from operations	543,295,559	342,082,239
Distributions to shareholders	(581,084,973)	(2,290,889,691)

Share transactions
Proceeds from sales of shares	376,430,644	367,791,224
Reinvestment of distributions	581,084,973	2,290,889,691
Cost of shares redeemed	(655,531,817)	(5,559,972,706)

Net increase (decrease) in net assets resulting from share transactions	301,983,800	(2,901,291,791)
Total increase (decrease) in net assets	264,194,386	(4,850,099,243)

Net Assets
Beginning of period	2,771,750,577	7,621,849,820
End of period	$3,035,944,963	$2,771,750,577

Other Information
Shares
Sold	34,570,712	28,466,662
Issued in reinvestment of distributions	58,411,695	172,732,746
Redeemed	(58,642,547)	(391,811,728)
Net increase (decrease)	34,339,860	(190,612,320)

Financial Highlights
Fidelity® Series Intrinsic Opportunities Fund

Years ended July 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$12.93	$18.82	$22.41	$15.29	$16.42
Income from Investment Operations
Net investment income (loss) A,B	.22	.31	.40	.40	.38
Net realized and unrealized gain (loss)	1.72	1.30	(.31)	7.49	(.65)
Total from investment operations	1.94	1.61	.09	7.89	(.27)
Distributions from net investment income	(.26)	(.35)	(.51)	(.44)	(.45)
Distributions from net realized gain	(2.40)	(7.15)	(3.17)	(.33)	(.40)
Total distributions	(2.66)	(7.50)	(3.68)	(.77)	(.86) C
Net asset value, end of period	$12.21	$12.93	$18.82	$22.41	$15.29
Total Return D	20.21%	13.61%	.18%	53.18%	(1.89)%
Ratios to Average Net Assets B,E,F
Expenses before reductions	-% G	.01%	.01%	.01%	.01%
Expenses net of fee waivers, if any	- % G	-% G	-% G	-% G	.01%
Expenses net of all reductions	-% G	-% G	-% G	-% G	.01%
Net investment income (loss)	2.03%	2.29%	1.99%	2.08%	2.46%
Supplemental Data
Net assets, end of period (000 omitted)	$3,035,945	$2,771,751	$7,621,850	$13,891,352	$11,787,708
Portfolio turnover rate H	21%	35%	18%	10%	19%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal distributions per share do not sum due to rounding.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
GAmount represents less than .005%.
HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
Notes to Financial Statements

For the period ended July 31, 2024

1. Organization.
Fidelity Series Intrinsic Opportunities Fund (the Fund) is a fund of Fidelity Puritan Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered only to certain other Fidelity funds, Fidelity managed 529 plans, and Fidelity managed collective investment trusts. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2024 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in reclaims receivable. The Fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union (EU) countries. These additional filings are subject to various administrative proceedings by the local jurisdictions' tax authorities within the EU, as well as a number of related judicial proceedings. Income recognized for EU reclaims is included with other reclaims in the Statement of Operations in dividends. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2024, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$917,511,499
Gross unrealized depreciation	(97,243,914)
Net unrealized appreciation (depreciation)	$820,267,585
Tax Cost	$2,377,303,126

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$33,494,818
Undistributed long-term capital gain	$184,013,339
Net unrealized appreciation (depreciation) on securities and other investments	$820,188,196

The tax character of distributions paid was as follows:

	July 31, 2024	July 31, 2023
Ordinary Income	$65,909,994	$ 105,696,997
Long-term Capital Gains	515,174,979	2,185,192,694
Total	$581,084,973	$2,290,889,691

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Series Intrinsic Opportunities Fund	599,634,095	850,123,520

5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund does not pay a management fee. Under the management contract, the investment adviser or an affiliate pays all ordinary operating expenses of the Fund, except custody fees, fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
Fidelity Series Intrinsic Opportunities Fund	13,673

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss)($)
Fidelity Series Intrinsic Opportunities Fund	56,249,007	100,651,416	36,984,497

Sub-Advisory Arrangements. Effective March 1, 2024, the Fund's sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited were amended to provide that the investment adviser pays each sub-adviser monthly fees equal to 110% of the sub-adviser's costs for providing sub-advisory services.
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The commitment fees on the pro-rata portion of the line of credit are borne by the investment adviser. During the period, there were no borrowings on this line of credit.
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)
Fidelity Series Intrinsic Opportunities Fund	9,944	133	14,500

8. Expense Reductions.
The investment adviser contractually agreed to reimburse the Fund to the extent annual operating expenses exceeded .003% of average net assets. This reimbursement will remain in place through November 30, 2027. Some expenses, for example the compensation of the independent Trustees, and certain other expenses such as interest expense, are excluded from this reimbursement. During the period this reimbursement reduced the Fund's expenses by $21,404.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $2,083.
9. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds and accounts managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.
10. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Puritan Trust and the Shareholders of Fidelity Series Intrinsic Opportunities Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity Series Intrinsic Opportunities Fund (the "Fund"), a fund of Fidelity Puritan Trust, including the schedule of investments, as of July 31, 2024, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2024, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
September 16, 2024
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Distributions
 (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2024, $219,303,629, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates $6,203,721 of distributions paid during the fiscal year ended 2024 as qualifying to be taxed as section 163(j) interest dividends.

The fund designates 44% and 52% of the dividends distributed in September and December, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 64.40% and 69.08% of the dividends distributed in September and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2025 of amounts for use in preparing 2024 income tax returns.
Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
A special meeting of shareholders was held on July 16, 2024. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

Proposal 1
To elect a Board of Trustees.
	# of Votes	% of Votes
Bettina Doulton
Affirmative	65,110,731,692.91	94.24
Withheld	3,977,061,305.33	5.76
TOTAL	69,087,792,998.24	100.00
Robert A. Lawrence
Affirmative	64,862,479,525.74	93.88
Withheld	4,225,313,472.50	6.12
TOTAL	69,087,792,998.24	100.00
Vijay C. Advani
Affirmative	64,817,783,404.76	93.82
Withheld	4,270,009,593.49	6.18
TOTAL	69,087,792,998.24	100.00
Thomas P. Bostick
Affirmative	64,886,989,933.75	93.92
Withheld	4,200,803,064.49	6.08
TOTAL	69,087,792,998.24	100.00
Donald F. Donahue
Affirmative	64,848,204,109.00	93.86
Withheld	4,239,588,889.24	6.14
TOTAL	69,087,792,998.24	100.00
Vicki L. Fuller
Affirmative	64,995,466,255.60	94.08
Withheld	4,092,326,742.65	5.92
TOTAL	69,087,792,998.24	100.00
Patricia L. Kampling
Affirmative	65,085,124,704.84	94.21
Withheld	4,002,668,293.40	5.79
TOTAL	69,087,792,998.24	100.00
Thomas A. Kennedy
Affirmative	64,964,358,187.70	94.03
Withheld	4,123,434,810.54	5.97
TOTAL	69,087,792,998.24	100.00
Oscar Munoz
Affirmative	64,740,772,159.72	93.71
Withheld	4,347,020,838.53	6.29
TOTAL	69,087,792,998.24	100.00
Karen B. Peetz
Affirmative	64,944,559,251.25	94.00
Withheld	4,143,233,746.99	6.00
TOTAL	69,087,792,998.24	100.00
David M. Thomas
Affirmative	64,792,568,989.40	93.78
Withheld	4,295,224,008.84	6.22
TOTAL	69,087,792,998.24	100.00
Susan Tomasky
Affirmative	64,843,909,948.98	93.86
Withheld	4,243,883,049.26	6.14
TOTAL	69,087,792,998.24	100.00
Michael E. Wiley
Affirmative	64,839,438,084.90	93.85
Withheld	4,248,354,913.34	6.15
TOTAL	69,087,792,998.24	100.00

Proposal 1 reflects trust-wide proposal and voting results.

Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
Note: This information is disclosed as part of the financial statements for each Fund as part of Item 7: Financial Statements and Financial Highlights for Open-End Management Investment companies.

Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
Board Approval of Investment Advisory Contracts and Management Fees
Fidelity Series Intrinsic Opportunities Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Trustees), requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its May 2024 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. The Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and the fact that no fee is payable under the management contract was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the fund, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.
Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory and administrative services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending under a separate agreement.
Investment Performance. The Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance, and noted that the fund is not publicly offered as a stand-alone investment product. In this regard, the Board noted that the fund is designed to offer an investment option for other investment companies, 529 plans, and collective investment trusts managed by Fidelity and ultimately to enhance the performance of those investment companies, 529 plans, and collective investment trusts. Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board considered that the fund does not pay FMR a management fee for investment advisory services, but that FMR receives fees for providing services to funds that invest in the fund. The Board noted that FMR or an affiliate undertakes to pay all operating expenses of the fund, except transfer agent fees, 12b-1 fees, Independent Trustee fees and expenses, custodian fees and expenses, proxy and shareholder meeting expenses, interest, taxes, and extraordinary expenses (such as litigation expenses). The Board further noted that the fund pays its non-operating expenses, including brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable.
The Board further considered that FMR has contractually agreed to reimburse the fund to the extent that total operating expenses, with certain exceptions, as a percentage of its average net assets, exceed 0.003% through November 30, 2026.
Based on its review, the Board considered that the fund does not pay a management fee and concluded that the total expense ratio of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the level of Fidelity's profits in respect of all the Fidelity funds.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund were not relevant to the renewal of the Advisory Contracts because the fund pays no advisory fees and FMR bears all expenses of the fund with certain exceptions.
Economies of Scale. The Board concluded that because the fund pays no advisory fees and FMR bears all expenses of the fund with certain exceptions, the realization of economies of scale was not a material factor in the Board's decision to renew the fund's Advisory Contracts.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including but not limited to: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) the operation of performance fees and the rationale for implementing performance fees on certain categories of funds but not others; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) the variable management fee implemented for certain funds effective March 1, 2024; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through May 31, 2025.

1.951012.111
O2T-ANN-0924

Item 8.

Changes in and Disagreements with Accountants for Open-End Management Investment Companies

See Item 7.

Item 9.

Proxy Disclosures for Open-End Management Investment Companies

See Item 7.

Item 10.

Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies

See Item 7.

Item 11.

Statement Regarding Basis for Approval of Investment Advisory Contract

See Item 7.

Item 12.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 13.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 14.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 15.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 16.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 17.

Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 18.

Recovery of Erroneously Awarded Compensation

(a)

Not applicable.

(b)

Not applicable.

Item 19.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Puritan Trust

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer (Principal Executive Officer)

Date:	September 20, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer (Principal Executive Officer)

Date:	September 20, 2024

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer (Principal Financial Officer)

Date:	September 20, 2024